ANNUAL
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FINANCIAL REPORT
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STI CLASSIC EQUITY FUNDS
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A Family of Mutual Funds
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May 31, 2000

[logo omitted]

Dear Valued STI Classic Trust Shareholder:

The period corresponding to the STI Classic Funds' fiscal year ending May 31, 2000 is perhaps one of the most unusual in the history of modern financial markets. The U.S. economy continued on its growth path, extending the longest period of uninterrupted expansion. In fact, economic growth actually accelerated, prompting the Federal Reserve (the "Fed") to announce a series of rate increases. The capital markets responded by rewarding risk in equity securities and punishing it in fixed income markets. On the equity side, technology stocks were prominent, as evidenced by the 37.7% rise in the NASDAQ Composite Index and even greater 59.1% appreciation in the larger stocks of the NASDAQ 100 Index. Small cap stocks did well, predominantly because of technology and biotechnology stocks; the S&P 600 Small Cap Index rose 14.2%. Mid-cap stocks did even better, with the S&P 400 Mid-Cap Index up 21.5%, but again mainly due to technology. Overall, many stocks did not do well as Fed tightening weighed heavily on performance. The broader S&P 500 Composite Index was up a more modest 10.5%, while the Dow Jones Industrial Average achieved only a 1.2% positive return. Within style categories, growth stocks enjoyed a record advantage over value stocks, a condition which began to reverse only in the last three months of the STI Classic Funds fiscal year.

On the fixed income side, total returns in bonds were modest, as typified by the 1.9% gain in the Lehman U.S. Government/Corporate Bond Index for longer term taxable bonds, the 3.5% return in the Merrill Lynch 1-5 Year U.S.
Corporate/Government Index, and very modest returns in short to intermediate-term municipal bonds. Within the bond arena, investment grade and high yield bonds were under pressure, while top quality Government bonds prospered. There was a disconnect between risk/reward as equity investors were very positive and bond investors were negative.

As the new fiscal year begins for the STI Classic Fund family, we are encouraged by the broadening out of the equity market. Technology stocks have recently corrected significantly and small and mid-caps have done better. Importantly, value oriented stocks outperformed in March/April/May. Tight Fed policy and rising money market rates due to rapid economic growth are not good for stocks. Thus, recent signs of slower economic growth are welcome and stocks will do better once the Fed suspends its tight monetary stance. We also believe the very wide yield spreads available in non-Government fixed income securities will prove rewarding over the next 12-24 months. The STI Classic Funds have never been stronger in terms of product breadth and potential for long-term growth. We thank all Fund shareholders for their confidence in the STI Classic Family. We will work hard to deliver competitive results in the months and years ahead.

                                    Sincerely

                                    /s/signature omitted


                                    Douglas S. Phillips
                                    President and Chief Investment Officer
                                    Trusco Capital Management, Inc.

                            STI CLASSIC BALANCED FUND
                           --------------------------




The STI Classic Balanced Fund (the "Fund") seeks to provide capital appreciation and current income through investments in a diversified portfolio of common and preferred stocks, securities convertible into common stocks and investment grade fixed income securities.

The equity portion of the portfolio has focused on stocks which are undervalued on a relative price to earnings basis compared to their historical norms or similar companies. While this approach has been rewarding over time, it was less so in the most recent year, as investors focused on price momentum and stocks with high valuations, especially in technology. These trends began to reverse toward the end of the Fund's fiscal year, such that earnings and valuation have once again been important.

The fixed income portion of the Fund is managed with only moderate shifts in the average maturity and duration. Total return is enhanced through yield curve analysis (monitoring and analyzing the risk/reward tradeoffs of different maturity sectors), sector rotation, credit analysis, and other low risk strategies. Interest rates generally rose over the last year as stronger than expected economic growth continued and inflation concerns rose. The Federal Reserve (the "Fed") increased short-term interest rates in an effort to slow economic growth and prevent inflationary pressures from building, while the Treasury began to buy back longer term bonds. The result was higher interest rates, an inverted yield curve (interest rates on shorter maturities higher than those on longer maturities) and much wider yield spreads for corporate and mortgage securities. Over the period two-year Treasury yields rose from 5.43% to 6.69% and thirty-year Treasury yields rose from 5.84% to 6.02%. During the past year, the fixed income portion of the Fund benefited from an emphasis on U.S. Treasury holdings. This was offset to some extent by the Fund's considerable weighting in corporate bonds as investors demanded higher spreads to invest in corporates.

For the year ended May 31, the Balanced Fund (Trust Shares) had a total return of 5.02%. The S&P 500 returned 10.47% for the same period, while the return for Lehman U.S. Government/Corporate Bond Index was 1.89%.

Looking forward, several factors make us optimistic about prospective returns for the Fund. The economy shows signs of slowing, which may bring an end to tightening by the Fed. This would benefit the type of stocks held in the Fund as well as corporate bonds. Second, the valuation of corporate bonds is at historic lows compared to Treasury securities, providing extremely attractive total return potential. Finally, the equity market has shown signs of beginning to broaden out to include mid-cap stocks and equities with better valuations, while technology stocks are undergoing corrections.





                                      /s/signature omitted

                                      L. Earl Denney, CFA
                                      Fixed Income Portfolio Manager





                                      /s/signature omitted

                                      Robert J. Rhodes, CFA
                                      Equity Portfolio Manager

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                                     Annualized       Cumulative
                                                     Inception         Inception
       One Year        3 Years         5 Years        to Date          to Date
         5.02%          12.50%          14.26%         12.10%          107.95%


[line graphic omitted]

plot points follows:

                                                Lehman
            STI Classic       S&P 500       U.S. Government/         Lipper
           Balanced Fund     Composite       Corporate Bond      Balanced Funds
           Trust Shares         Index             Index              Average
1/31/94      $10,000          $10,000           $10,000             $10,000
5/31/94        9,554            9,579             9,446               9,504
5/31/95       10,387           11,510            10,543              10,676
5/31/96       12,180           14,781            10,975              12,564
5/31/97       14,210           19,126            11,842              14,631
5/31/98       17,357           24,992            13,202              17,490
5/31/99       19,263           30,253            13,738              19,081
5/31/00       20,230           33,421            13,997              20,110


Investor Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                                         Annualized    Cumulative
                                         Inception     Inception
 One Year     3 Years       5 Years      to Date       to Date
   4.66%       12.14%        13.89%       11.69%        103.16%     Without Load
   0.73%       10.71%        13.03%       11.03%        95.54%      With Load



[line graphic omitted]

plot points follows:

                                                  Lehman
             STI Classic        S&P 500       U.S. Government/        Lipper
            Balanced Fund      Composite       Corporate Bond     Balanced Funds
           Investor Shares        Index             Index             Average
1/31/94       $ 9,625           $10,000           $10,000            $10,000
5/31/94         9,238             9,579             9,446              9,504
5/31/95        10,004            11,510            10,543             10,676
5/31/96        11,693            14,781            10,975             12,564
5/31/97        13,595            19,126            11,842             14,631
5/31/98        16,548            24,992            13,202             17,490
5/31/99        18,319            30,253            13,738             19,081
5/31/00        19,173            33,421            13,997             20,110


Flex Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                      Annualized     Cumulative
                                       Inception      Inception
       One Year        3 Years         to Date        to Date
         3.88%          11.30%          12.98%         83.05 %      Without Load
         1.88%         With Load

[line graphic omitted]
plot points follows:
                                                 Lehman
              STI Classic       S&P 500     U.S. Government/       Lipper
             Balanced Fund     Composite     Corporate Bond    Balanced Funds
              Flex Shares         Index           Index            Average
6/30/95        $10,000          $10,000         $10,000           $10,000
5/31/96         11,401           12,549          10,327            11,550
5/31/97         13,157           16,239          11,143            13,450
5/31/98         15,900           21,219          12,422            16,078
5/31/99         17,465           25,686          12,927            17,541
5/31/00         18,142           28,375          13,171            18,486


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                      STI CLASSIC CAPITAL APPRECIATION FUND
                     ---------------------------------------



For the year ended May 31, 2000 the Capital Appreciation Fund (the "Fund")(Trust Shares) returned 8.98% compared to 10.47% for the S&P 500 Composite Index. The Fund has typically been postured toward equities priced at the lower end of their relative price-to-earnings ("P/E") range. Each company's P/E ratio relative to its own history and compared to its industry sector have been important considerations in evaluating stocks for purchase. While this discipline has historically been rewarding, the last twelve months have been an unusual period during which relative valuation tools were ineffective. Moreover, performance in the S&P 500 Composite Index was very narrowly concentrated in a small number of the largest capitalization stocks with high price momentum. This made it difficult for the more widely diversified portfolio of the Capital Appreciation Fund to keep pace with the benchmark. Fortunately, these trends began to shift in early March, and performance of the Fund has begun to pick up. Calendar year-to-date through the end of May, the Fund (Trust Shares) returned 3.3% which compares favorably with the 2.8% decline in the S&P 500.

On June 1, Mr. Anthony Gray announced his retirement as manager of the Capital Appreciation Fund. I am the new manager of the Fund. Also, I am Executive Vice President and Director of Equity Research at Trusco Capital Management, a position I have held for the last 19 years. Overall, I have 27 years of investment management experience, including over 10 years managing major equity accounts.

Going forward, the Capital Appreciation Fund will continue to concentrate on large cap stocks which have attractive fundamentals and positive earnings growth. The emphasis will be on companies with leadership positions within their industries, solid profitability, and secular growth in their core business. Over time, we believe that earnings growth is the most important driver of stock prices. By focusing on growth businesses, we are optimistic about the outlook for good long-term returns for the Fund.


                                             /s/signature omitted

                                             Robert J. Rhodes, CFA
                                             Portfolio Manager

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                                     Annualized      Cumulative
                                                     Inception        Inception
       One Year        3  Years         5 Years        to Date         to Date
         8.98%          18.48%          21.74%         16.91%           244.58%

[line graphic omitted]

plot points follows:
                          STI Classic                 S&P 500
                   Capital Appreciation Fund         Composite
                         Trust Shares                  Index
7/31/92                    $10,000                   $10,000
5/31/93                     11,203                    10,885
5/31/94                     11,638                    11,345
5/31/95                     12,409                    13,631
5/31/96                     16,004                    17,505
5/31/97                     19,951                    22,652
5/31/98                     25,938                    29,599
5/31/99                     30,445                    35,830
5/31/00                     33,179                    39,581


Investor Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                                      Annualized  Cumulative
                                                      Inception    Inception
  One Year      3  Years       5 Years                 to Date      to Date
    8.29%        17.77%        20.97%       16.56%       239.82%  Without Load
    4.25%        16.27%        20.06%       16.01%       227.07%  With Load

[line graphic omitted]

plot points follows:

                          STI Classic                 S&P 500
                   Capital Appreciation Fund          Composite
                        Investor Shares                Index
6/30/92                    $ 9,625                   $10,000
5/31/93                     11,206                    11,329
5/31/94                     11,572                    11,808
5/31/95                     12,258                    14,187
5/31/96                     15,712                    18,219
5/31/97                     19,442                    23,576
5/31/98                     25,024                    30,807
5/31/99                     29,328                    37,292
5/31/00                     31,759                    41,196

Flex Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                                      Annualized     Cumulative
                                       Inception      Inception
       One Year        3  Years         to Date        to Date
         7.77%          17.17%          20.42%         152.72%     Without Load
         5.77%         With Load


[graph omitted]

plot points follows:

                          STI Classic                 S&P 500
                   Capital Appreciation Fund          Composite
                          Flex Shares                  Index
6/30/95                    $10,000                   $10,000
5/31/96                     12,387                    12,549
5/31/97                     15,266                    16,239
5/31/98                     19,559                    21,219
5/31/99                     22,786                    25,686
5/31/00                     24,557                    28,375


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                          STI CLASSIC CORE EQUITY FUND
                         -----------------------------



The Core Equity Fund (the "Fund") commenced operations on September 30, 1999. At May 31, 2000, net assets have grown to $156 million. Performance since inception is a return of 11.10% (Trust Shares), compared to a 10.47% return for the S&P 500 Composite Index.

The investment objective of the Fund is long-term growth of capital. This is accomplished through investment in large and mid-cap companies exhibiting high profitability, above-average earnings growth and leadership positions within their industry sector. The Fund is managed to maintain industry diversification in all major sectors, with a strong emphasis on bottoms-up fundamentals of individual stocks.

During the early months of operation, the Fund has concentrated on growth situations in several sectors: Consumer, with an emphasis on retailing and advertising stocks; Technology, where holdings have focused on personal computing, semiconductors, and Internet infrastructure; and Financial Services, with an emphasis on higher growth type companies. More recently the Fund has begun to increase holdings in the oil services segment which is showing improved profits growth. As of May 31, 2000, 75% of the Fund is invested in large cap names and 25% in mid-cap stocks. The trade-off between valuation and growth seems reasonable. The price-to-earnings ("P/E") ratio for the portfolio is just under 30, which is approximately 15% above the S&P 500 Composite Index's P/E ratio of 26. The 12-months forward estimated earnings growth for the portfolio is 26%, which is over twice the 11% forecast for the S&P 500 Index.

Successful results for the Fund will be based on a dedication to in-depth fundamental research by the Adviser, Trusco Capital Management, and a disciplined approach to stock selection. Inherent in management of the Fund is an active sell discipline designed to weed out companies where earnings trends are beginning to deteriorate.

We extend sincere thanks to our valued Fund shareholders who have shown confidence in the Core Equity Fund philosophy by investing in the Fund during these initial months. We pledge our continued intense focus to produce competitive and attractive long-term returns through a diversified portfolio of growth companies. Many leading growth companies have had price corrections in the last several months which bring their shares back into attractive buying ranges. Once the Federal Reserve is done with its current adjustment process, we believe companies with strong earnings growth will once again be rewarded with good returns.


                                              /s/signature omitted

                                              Robert J. Rhodes, CFA
                                              Portfolio Manager

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)

Cumulative
Inception
to Date
11.10%


[line graphic omitted]

plot points follows:

                          STI Classic                 S&P 500
                       Core Equity Fund              Composite
                         Trust Shares                  Index
9/30/99                    $10,000                   $1,0000
5/31/00                     11,111                    11,164

Flex Shares
Average Annual Total Returns
(periods ended May 31, 2000)

Cumulative
Inception
to Date*
10.60%  Without load
 8.60%  With load

[line graphic omitted]

plot points follows:

                          STI Classic                 S&P 500
                       Core Equity Fund              Composite
                          Flex Shares                  Index
9/30/99                    $10,000                   $10,000
5/31/00                     10,860                    11,164



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) Commenced operations on September 30, 1999.

(2) Commenced operations on January 24, 2000.

*Flex Shares performance for the period prior to January 24, 2000 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the Flex Shares. If it had, performance would have been lower than that shown.

                     STI CLASSIC E-COMMERCE OPPORTUNITY FUND
                     ---------------------------------------



The E-Commerce Opportunity Fund (the "Fund") invests in companies which are expected to benefit substantially from electronic commerce and achieve above average growth. While several other Internet-labeled funds invest primarily in pure Internet stocks, the Fund diversifies its holdings across multiple e-commerce market segments. The first segment includes pioneering companies whose business model was founded on an emerging e-commerce market. The second segment consists of technology companies that provide infrastructure to support e-commerce transactions. The third segment is comprised of well-established, non-technology companies which are deemed to be especially well positioned to benefit from e-commerce.

The Investment Adviser believes that a carefully constructed, well-diversified portfolio is an especially effective way to invest in this emerging marketplace. The Adviser focuses on a bottom-up analysis that evaluates the competitive advantages and market sustainability of companies. In addition, the Adviser considers each investment in the context of the desired overall portfolio objective and risk characteristics, aiming to build a portfolio with a favorable risk and reward balance.

We are pleased to report that since inception (9/30/99), the Fund has returned 58.7% (Trust Shares) through May 31, 2000. This compares very favorably with the 26.2% return of the Goldman Sachs E-Commerce Index. Other representative comparisons over this time period are the Dow Jones Internet Index, +2.3%, and the Morgan Stanley High Technology Index, +47.3%. The fourth quarter of 1999 was especially favorable for the Fund and the sectors in which the Fund invests. The first several months of 2000 were marked by unusual volatility for both the Fund and its peer group as the technology sector experienced profit taking.

The Adviser is being very selective in identifying pure Internet dot-com companies for investment consideration due to increasing concerns about the sustainability and profitability of many companies in this group. The three-tier portfolio structure of Pioneer, Infrastructure and Established e-commerce companies which has served the Fund well in these initial months will be maintained as a core approach to investing in this exciting part of the 21st century economy.





                                           /s/signature omitted

                                           Alan Kelley
                                           Portfolio Manager

TRUST SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)

CUMULATIVE
INCEPTION
TO DATE
58.70%

[LINE GRAPHIC OMITTED]

PLOT POINTS FOLLOWS:
                          STI Classic
                          E-Commerce               Goldman Sachs
                       Opportunity Fund             E-Commerce
                         Trust Shares                  Index
9/30/99                    $10,000                   $10,000
5/31/00                     15,870                    12,616


FLEX SHARES
AVERAGE ANNUAL TOTAL RETURNS
(PERIODS ENDED MAY 31, 2000)

CUMULATIVE
INCEPTION
TO DATE*
58.19%   WITHOUT LOAD
56.19%   WITH LOAD

[LINE GRAPHIC OMITTED]

PLOT POINTS FOLLOWS:

                          STI Classic
                          E-Commerce               Goldman Sachs
                       Opportunity Fund             E-Commerce
                          Flex Shares                  Index
9/30/99                    $10,000                   $10,000
5/31/00                     15,618                    12,616

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) Commenced operations on September 30, 1999.

(2) Commenced operations on January 24, 2000.

*Flex Shares performance for the period prior to January 24, 2000 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the Flex Shares. If it had, performance would have been lower than that shown.

                       STI CLASSIC GROWTH AND INCOME FUND
                       ----------------------------------



The STI  Classic  Growth and Income Fund (the  "Fund")  invests  primarily  in a diversified mix of domestic common stocks and ADRs of foreign companies with market capitalizations of at least $1 billion. The Fund is managed in a large capitalization, value style, competing against funds with a similar objective as categorized under Lipper's "Large Cap Value Equity" universe. The team uses a proprietary quantitative screening process to identify attractive ideas. The Fund's management team then evaluates each potential purchase with careful fundamental research, and constructs a diversified portfolio that seeks long-term appreciation from large capitalization equities.

Since the last year-end report, the equity markets have been confronted by a sustained period of vigorous economic growth and rising interest rates, despite Federal Reserve attempts at moderating the pace of expansion. Investors have become increasingly concerned that the long economic expansion we have enjoyed will finally result in wage and price pressures and sustainably higher interest rates, which will negatively impact record corporate profits and future growth. The quest for sustainable growth led many investors to the technology area, the pacesetting sector in the market for the past few years, and out of virtually all other areas of the market. As 1999 progressed, an extreme polarity developed in which technology was perceived as invulnerable to economic forces while the rest of the market was vulnerable. This polarity climaxed in February of this year with valuation disparities between market sectors at levels not seen in years. At the Fund's May 31 year end, we are starting to see the pendulum swing back toward narrowing the valuation gap, a process we view as inevitable and likely to continue.

In the environment we have described, the Growth & Income Fund specifically, and diversified funds generally lagged the major market indexes, which have become heavily influenced by technology issues. In the 12 month period ended May 31, 2000 the Fund returned 4.11% (Trust Shares), compared to 10.47% for the S&P 500 index. We are sensitive to, but not overly-focused on, short term results, and note that our longer term performance comparisons versus our peer group remaingenerally above-average. While maintaining good exposure in technology, we did not view the investor attention which surrounded that sector in the past few quarters as sustainable, nor the valuations compelling enough to warrant a 30% plus portfolio commitment. Rather, as "old economy" stocks sank out of favor, we took a disciplined approach in increasing our exposure where we did find compelling value, notably in the financials, consumer non-cyclicals, and select economically sensitive issues. Only as technology has begun to correct sharply in the March-May period have we identified opportunities to add to that area, but remain underweighted versus the S&P 500 Composite Index. Conversely, we have greater than market exposure to consumer non-cyclicals, financials, and energy.

As we look ahead, we believe that the Federal Reserve will succeed in slowing the torrid economic pace; we also see a whiff of inflation and slowing corporate profits. In such an environment, no sector of the market will prove truly "bullet proof". For this reason, we are confident that a diversified fund like Growth and Income can cushion some of the market "speed bumps" that lie ahead, and prosper from the opportunities market volatility creates for disciplined investors. We appreciate your vote of confidence in our approach.


                                                           /s/signature omitted

                                                            Jeffrey E. Markunas
                                                             Portfolio Manager

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                                                     Annualized    Cumulative
                                                     Inception     Inception
       One Year        3 Years         5 Years        to Date       to Date
         4.11%          15.06%          18.28%         15.81%        208.78%

[line graphic omitted]
plot points follows:

                          STI Classic
                          Growth and                  S&P 500
                          Income Fund                Composite
                         Trust Shares                  Index
9/30/92                    $10,000                   $10,000
5/31/93                     11,363                    10,982
5/31/94                     11,462                    11,446
5/31/95                     13,204                    13,753
5/31/96                     16,420                    17,661
5/31/97                     20,070                    22,854
5/31/98                     25,406                    29,863
5/31/99                     29,364                    36,149
5/31/00                     3,0571                    39,934


Investor Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                        Annualized    Cumulative
                                        Inception     Inception
One Year      3 Years       5 Years      to Date       to Date
  3.92%        14.98%        18.23%       15.46%        176.36%     Without load
  0.03%        13.52%        17.33%       14.84%        166.00%     With load

[line graphic omitted]
plot points follows:

                          STI Classic
                          Growth and                  S&P 500
                          Income Fund                Composite
                        Investor Shares                Index
5/31/93                    $ 9,625                   $10,000
5/31/94                      9,711                    10,423
5/31/95                     11,190                    12,523
5/31/96                     13,909                    16,082
5/31/97                     17,003                    20,811
5/31/98                     21,506                    27,193
5/31/99                     24,874                    32,917
5/31/00                     25,849                    36,364


Flex Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                          Annualized    Cumulative
                                          Inception     Inception
One Year      3 Years        5 Years       to Date      to Date
  3.11%        14.14%         17.40%        17.84%       132.71%    Without load
  1.19%       With load

[line graphic omitted]
plot points omitted:

                          STI Classic
                          Growth and                  S&P 500
                          Income Fund                Composite
                          Flex Shares                  Index
4/30/95                    $10,000                   $10,000
5/31/96                     12,721                    13,354
5/31/97                     15,440                    17,281
5/31/98                     19,403                    22,581
5/31/99                     22,267                    27,334
5/31/00                     22,959                    30,196



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                      STI CLASSIC INTERNATIONAL EQUITY FUND
                      -------------------------------------
The STI Classic International Equity Fund (the "Fund") invests in equity securities of foreign issuers and seeks to provide long-term capital appreciation. We strive to obtain investment results that outperform the international markets as measured by the MSCI EAFE Index. The Fund focuses on sector and company fundamentals specifically looking for companies that are leaders in their industry, produce quality products, and have sound financial positions. Our goal is to find companies that have improving growth characteristics at attractive valuation levels relative to their global peers.

The Fund's performance for the year June 1999 to May 2000 was 10.58% (Trust Shares) versus the MSCI EAFE return of 17.10%. However, over the last three months of the fiscal year the Fund was up 12.20%, which was significantly better than the 4% drop in the MSCI EAFE benchmark. The Fund stayed out of the high technology sector due to valuation concerns. This proved to be very beneficial as the technology sector has had a major correction.

We have begun to take advantage of the improving market conditions in both Germany and Japan by trimming our position in the U.K. The established company stocks in Japan are trading at attractive valuations and we believe they will be well insulated against any U.S. market volatility.

In the longer term, there are several major themes that will continue to influence the international equity stock performance: 1) the private sector is gaining influence in place of governments and the free market is being expanded and therefore resources are better allocated; 2) technology is continuing to improve productivity throughout the world; 3) the adoption of U.S. style pension and retirement systems is increasing internationally, placing more assets into the global equity markets; and 4) industry consolidation is occurring on a global basis. Larger companies no longer compete in just one country, but compete globally. These trends benefit international equity markets by improving both earnings growth and the valuations of companies. Since many of these trends are still years behind the U.S. market, we believe international stocks continue to offer advantages to U.S. investors. These advantages include the potential for attractive returns as well as portfolio diversification benefits.


                                       /s/signature omitted


                                       Chad Deakins, CFA
                                       Portfolio Manager

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                                     Annualized    Cumulative
                                                     Inception     Inception
       One Year        3 Years        5 Years*        to Date        to Date
        10.58%           7.65%          14.94%         17.23%         133.46%

[line graphic omitted]
plot points follows:
                          STI Classic
                         International               MSCI EAFE
                          Equity Fund                  Index
                         Trust Shares                in U.S. $
1/31/95                    $10,000                   $10,000
5/31/95                     11,637                    10,862
5/31/96                     15,179                    12,021
5/31/97                     18,714                    12,928
5/31/98                     22,807                    14,365
5/31/99                     21,112                    14,991
5/31/00                     23,346                    17,560


Investor Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                         Annualized     Cumulative
                                         Inception      Inception
One Year      3 Years       5 Years      to Date       to Date
 10.15%         7.22%        14.54%       16.85%        129.46%     Without load
  6.04%         5.86%        13.67%       16.02%        120.93%     With load

[line graphic omitted]
plot points follows:

                          STI Classic
                         International               MSCI EAFE
                          Equity Fund                  Index
                        Investor Shares              in U.S. $
1/31/95                    $ 9,625                   $10,000
5/31/95                     11,201                    10,862
5/31/96                     14,585                    12,021
5/31/97                     17,918                    12,928
5/31/98                     21,750                    14,365
5/31/99                     20,049                    14,991
5/31/00                     22,084                    17,560


Flex Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                        Annualized   Cumulative
                                        Inception    Inception
 One Year    3 Years       5 Years      to Date      to Date
   9.38%       6.46%        13.87%      16.21%       122.84%       Without load
   7.46%     With load

[line graphic omitted]
plot points omitted:

                          STI Classic
                         International               MSCI EAFE
                          Equity Fund                  Index
                          Flex Shares                in U.S. $
1/31/95                    $10,000                   $10,000
5/31/95                     11,637                    10,862
5/31/96                     15,139                    12,021
5/31/97                     18,467                    12,928
5/31/98                     22,260                    14,365
5/31/99                     20,372                    14,991
5/31/00                     22,283                    17,560


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to December 1995, when the fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect fees and expenses of the Fund's Trust Shares. Trust Shares have lower expenses than Investor or Flex Shares, which results in higher performance for the Flex and Investor Shares than it would have been had the expenses of these classes have been applied. The collective investment fund was not a registered mutual fund, and therefore, was not subject to certain investment and tax restrictions which may have adversely affected performance.

                   STI CLASSIC INTERNATIONAL EQUITY INDEX FUND
                  --------------------------------------------
The STI Classic International Equity Index Fund (the "Fund") invests in equity securities of foreign issuers and seeks to closely match the returns of the MSCI EAFE-GDP Index, the funds benchmark.

The Fund's performance for the year June 1999 to May 2000 was 19.36% (Trust Shares) compared to 19.30% for the MSCI EAFE-GDP. The MSCI EAFE (capitalization weighted) index return for the same period was 17.10%. The superior performance of the GDP weighted index relative to the market capitalization weighted index reinforces our choice of a GDP based allocation strategy.

Early last year we performed some statistical research to reduce the tracking error of the portfolio. As a result of our findings, we have increased the number of stocks in the portfolio from 350 to 570. We have seen a reduction in the tracking error even though world equity market volatility has increased.

     Looking forward, here is our view on world equity markets. There are several major themes which will continue to influence the international equity stock performance: 1) the private sector is gaining influence in place of governments and the free market is being expanded and therefore resources are better allocated; 2) technology is continuing to improve productivity throughout the world; 3) the adoption of U.S. style pension and retirement systems is increasing internationally, placing more assets into the global equity markets; and 4) industry consolidation is occurring on a global basis. Larger companies no longer compete in just one country, but compete globally. The International Equity Index Fund is a proven vehicle for participation in the global growth of non-U.S. markets. Because the benefits of more efficient capital markets are still growing overseas, we continue to suggest international equities offer significant potential for U.S. investors.


                                          /s/signature omitted

                                          Chad Deakins, CFA
                                          Portfolio Manager

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                                                     Annualized     Cumulative
                                                     Inception      Inception
       One Year        3 Years        5 Years*        to Date        to Date
        19.36%          17.45%          13.73%         11.83%         95.40%

[line graphic omitted]
plot points follows:

                          STI Classic              MSCI EAFE-GDP
                         International            Index Weighted
                       Equity Index Fund             in U.S. $
                         Trust Shares             (Price Return)
6/30/94                    $10,000                   $10,000
5/31/95                     10,331                    10,343
5/31/96                     11,291                    11,256
5/31/97                     12,135                    12,067
5/31/98                     15,269                    14,401
5/31/99                     16,470                    15,010
5/31/00                     19,659                    17,900


Investor Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                        Annualized     Cumulative
                                        Inception      Inception
One Year      3 Years      5 Years       to Date       to Date
 18.86%        16.91%       13.26%        11.36%        90.46%      Without load
 14.36%        15.42%       12.39%        10.65%        83.31%      With load

[line graphic omitted]
plot points follows:


                          STI Classic              MSCI EAFE-GDP
                         International            Index Weighted
                       Equity Index Fund             in U.S. $
                        Investor Shares           (Price Return)
6/30/94                    $ 9,625                   $10,000
5/31/95                      9,904                    10,343
5/31/96                     10,786                    11,256
5/31/97                     11,554                    12,067
5/31/98                     14,471                    14,401
5/31/99                     15,532                    15,010
5/31/00                     18,461                    17,900


Flex Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                      Annualized     Cumulative
                                       Inception      Inception
       One Year        3 Years         to Date        to Date
        18.04%          16.17%          12.60%          80.40%    Without load
        16.04%         With load

[line graphic omitted]
plot points omitted:


                          STI Classic              MSCI EAFE-GDP
                         International            Index Weighted
                       Equity Index Fund             in U.S. $
                          Flex Shares             (Price Return)
6/30/95                    $10,000                   $10,000
5/31/96                     10,911                    11,020
5/31/97                     11,610                    11,814
5/31/98                     14,455                    14,099
5/31/99                     15,421                    14,696
5/31/00                     18,202                    17,525




Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                 STI CLASSIC LIFE VISION AGGRESSIVE GROWTH FUND
                 -----------------------------------------------

The Life Vision Aggressive Growth Fund (the "Fund") completed its first full year as a proud member of the STI Classic family of mutual funds. It has been a year of both growth and refinement. The Fund contains a crafted blend of STI Classic equity and money market mutual funds that are designed to achieve both capital appreciation and reduced volatility through style diversification.

On May 1, 2000, the Fund changed its name from the Life Vision Maximum Growth Portfolio to the Life Vision Aggressive Growth Fund. This change, in conjunction with name changes in the other Life Vision Funds, should be helpful to shareholders in making investment choices. The Fund will continue to invest in a diversified blend of equity funds. As in the past, the specific blend of equity and money market funds will reflect our view of the financial market's current and prospective risks and opportunities.

Over the past year, the current economic expansion thrived as it became the nation's longest period of sustained growth ever. However, against a backdrop of improving global recovery and expansion, this continued growth was feared as potentially inflationary. With labor markets becoming increasingly tight and the price and availability of oil more uncertain, the Federal Reserve (the "Fed") decided to take steps to slow the pace of the economy through higher interest rates. Stocks adjusted under the weight of the increasingly aggressive and restrictive Fed interest rate increases. The greatest impact came in the final three months of the fiscal year when the equity markets, and specifically the dominant technology sector, slumped.

The Fund benefited from the general rise in the equity markets, though the narrow scope of the gains meant that not all segments of the stock market shared evenly. The Fund stayed fully invested with minimal cash levels in order to capture more of the upward move in stocks. However, the Fund's exposure to value and small-cap stocks tended to limit overall performance. The Fund's return for the full year ended May 31, 2000 was 7.25%. This was below the 10.47% rise in the cap-weighted S&P 500 Composite Index.

Looking ahead, we see increasing signs that the economy will slow under the weight of the succession of Fed interest rate hikes. As the pace of the expansion slows to a more sustainable level, corporate profits growth could slow from the recent 20+% pace. On the positive side, the need for higher interest rates could diminish. If the economy and interest rates reach this point of inflection we believe the blend of equity funds is positioned to achieve balanced and less volatile returns.

Again, we thank you for using the STI Classic Life Vision Aggressive Growth Fund and we look forward to serving your investment needs in the year ahead.



                                           Trusco Capital Management, Inc.

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                                                     Annualized     Cumulative
                                                     Inception      Inception
       One Year        3 Years        5 Years*        to Date        to Date
         7.25%          12.01%          14.85%         12.64%        141.90%

[line graphic omitted]
plot points follows:

              STI Classic          60/30/10
        Life Vision Aggressive     Blend of      S&P 500      Russell    Salomon
              Growth Fund        the Following   Composite     2000      3-Month
             Trust Shares           Indices        Index       Index     T-Bill
12/31/92        10,000              10,000        10,000      10,000     10,000
5/31/93         10,697              10,465        10,456      10,588     10,125
5/31/94         10,840              11,044        10,898      11,511     10,454
5/31/95         12,108              12,772        13,094      12,697     10,998
5/31/96         14,858              16,375        16,816      17,255     11,601
5/31/97         17,216              19,660        21,760      18,458     12,211
5/31/98         21,038              24,634        28,434      22,378     12,851
5/31/99         22,557              27,654        34,419      21,776     13,462
5/31/00         24,192              30,591        38,022      23,934     14,163


Past performance is no indication of future performance.

*For periods prior to June 1997, when the Fund began operating, the performance quoted reflects past performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation model was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                 STI CLASSIC LIFE VISION GROWTH AND INCOME FUND
                 ----------------------------------------------

The Life Vision Growth and Income Fund (the "Fund") completed its first full year as a proud member of the STI Classic family of mutual funds. It has been a year of both growth and refinement. The Fund contains a crafted blend of STI Classic equity, fixed-income, and money market mutual funds that are designed to achieve both capital appreciation and reduced volatility.

On May 1, 2000, the Fund adopted two changes that we believe will benefit our shareholders going forward. The first was to change the name of the Fund from the Life Vision Growth and Income Portfolio to the Life Vision Growth and Income Fund. This modest change, in conjunction with name changes in the other Life Vision Funds, should be helpful to shareholders in making investment choices. The second change was a small adjustment to the ranges allowed for each asset class. The revised asset class ranges are: Equity Funds - 50% - 80%, Fixed-Income Funds - 25% - 50%, and Money Market Funds - 0% - 20%. As in the past, the specific blend of equity, bond, and money market funds will reflect our view of the financial market's current and prospective risks and opportunities.

Over the past year, the current economic expansion thrived as it became the nation's longest period of sustained growth ever. However, against a backdrop of improving global recovery, this continued growth was feared as potentially inflationary. With labor markets becoming increasingly tight and the price and availability of oil more uncertain, the Federal Reserve (the "Fed") decided to take steps to slow the pace of the economy through higher interest rates.

The Fund benefited from the continued, although narrow, rise in the equity markets, while the fixed-income markets struggled under the weight of increasingly aggressive and restrictive Fed interest rate increases. The Fund stayed fully invested with minimal cash levels in order to capture more of the upward move in stocks. However, on the equity side, the Fund's exposure to value and small-cap stocks tended to limit overall performance, while positions in higher-quality corporate bonds reduced total return in the fixed-income segment. The Fund's return for the full year ended May 31, 2000 was 5.81%, between the 10.47% rise in the S&P 500 Composite Index and the 2.10% rise in the Lehman U.S. Aggregate Bond index.

Looking ahead, we see increasing signs that the economy will slow under the weight of the succession of Fed interest rate hikes. As the pace of the expansion slows to a more sustainable level, corporate profits growth could slow from the recent 20+% pace but also the need for higher interest rates should diminish. This environment could be increasingly favorable to the bond market. If the economy and interest rates reach this point of inflection we believe the blend of equity and fixed-income funds is positioned to achieve balanced and less volatile returns.

Again, we thank you for using the STI Classic Life Vision Growth and Income Fund and we look forward to serving your investment needs in the year ahead.



                                    Trusco Capital Management, Inc.

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                                                     Annualized     Cumulative
                                                     Inception      Inception
       One Year        3 Years        5 Years*        to Date        to Date
         5.81%          10.05%          11.98%         10.45%         109.07%

[line graphic omitted]
plot points follows:

                 STI Classic           50/25/20/5
             Life Vision Growth         Blend of          S&P 500
               and Income Fund        the Following       Composite
                Trust Shares         Market Indices         Index
12/31/92          $10,000               $10,000           $10,000
5/31/93            10,551                10,481            10,456
5/31/94            10,664                10,925            10,898
5/31/95            11,875                12,592            13,094
5/31/96            13,878                15,397            16,816
5/31/97            15,688                18,215            21,760
5/31/98            18,529                22,326            28,434
5/31/99            19,760                24,927            34,419
5/31/00            20,908                27,093            38,022

                   Lehman
               U.S. Aggregate            Russell            Salomon
                    Bond                  2000              3-Month
                    Index                 Index             T-Bill
12/31/92          $10,000               $10,000            $10,000
5/31/93            10,500                10,588             10,125
5/31/94            10,573                11,511             10,454
5/31/95            11,789                12,697             10,998
5/31/96            12,305                17,255             11,601
5/31/97            13,329                18,458             12,211
5/31/98            14,784                22,378             12,851
5/31/99            15,426                21,776             13,462
5/31/00            15,750                23,934             14,163

Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to June, 1997, when the Fund began operating, the performance quoted reflects performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation model was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

                  STI CLASSIC LIFE VISION MODERATE GROWTH FUND
                  ---------------------------------------------
The Life Vision Moderate Growth Fund (the "Fund") completed its first full year as a proud member of the STI Classic family of mutual funds. It has been a year of both growth and refinement. The Fund contains a crafted blend of STI Classic equity, fixed-income, and money market mutual funds designed to achieve both capital appreciation and reduced volatility.

On May 1, 2000, the Fund adopted two changes that we believe will benefit our shareholders going forward. The first was to change the name of the Fund from the Life Vision Balanced Portfolio to the Life Vision Moderate Growth Fund. This name is more descriptive of the investment approach and goal of the Fund, and should be helpful to shareholders in making investment choices. The second change was a small adjustment to the ranges allowed for each asset class. The revised asset class ranges are: Equity Funds - 35%-65%, Fixed-Income Funds - 35%
- 65%, and Money Market Funds - 0% - 20%. As in the past, the specific blend of equity, bond, and money market funds will reflect our view of the financial market's current and prospective risks and opportunities

In the past year, the current economic expansion thrived as it became the nation's longest period of sustained growth ever. However, against a backdrop of improving global recovery, this continued growth was feared as potentially inflationary. With labor markets becoming increasingly tight and the price and availability of oil more uncertain, the Federal Reserve (the "Fed") decided to take steps to slow the pace of the economy through higher interest rates.

The Fund benefited from the continued, although narrow, rise in the equity markets while the fixed-income markets struggled under the weight of increasingly aggressive and restrictive Fed interest rate increases. The Fund stayed fully invested with minimal cash levels in order to capture more of the upward move in stocks. However, on the equity side, the Fund's exposure to value and small-cap stocks tended to limit overall performance, while positions in higher-quality corporate bonds reduced total return in the fixed-income segment. The Fund's return for the full year ended May 31, 2000 was 4.46%, between the 10.47% rise in the S&P 500 Composite Index and the 2.10% rise in the Lehman U.S. Aggregate Bond index.

Looking ahead, we see increasing signs that the economy will slow under the weight of the succession of Fed interest rate hikes. As the pace of the expansion slows to a more sustainable level, corporate profits growth could slow from the recent 20+% pace but also the need for higher interest rates should diminish. This environment could be increasingly favorable to the bond market. If the economy and interest rates reach this point of inflection we believe the blend of equity and fixed-income funds is positioned to achieve balanced and less volatile returns.

Again, we thank you for using the STI Classic Life Vision Moderate Growth Fund and we look forward to serving your investment needs in the year ahead.



                                      Trusco Capital Management, Inc.

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                                                     Annualized     Cumulative
                                                     Inception      Inception
       One Year        3 Years*       5 Years*        to Date        to Date
         4.46%           9.20%          10.68%          9.46%         95.54%

[line graphic omitted]
plot points follows:

                 STI Classic           40/35/20/5
            Life Vision Moderate        Blend of
                 Growth Fund          the Following        S&P 500
                Trust Shares           Benchmarks           Index
12/31/92          $10,000               $10,000           $10,000
5/31/93            10,539                10,487            10,456
5/31/94            10,601                10,892            10,898
5/31/95            11,774                12,462            13,094
5/31/96            13,439                14,928            16,816
5/31/97            15,013                17,353            21,760
5/31/98            17,580                20,927            28,434
5/31/99            18,718                23,041            34,419
5/31/00            19,553                24,847            38,022

                   Lehman
               U.S. Aggregate           Russell            Salomon
                    Bond                 2000              3-Month
                    Index                Index             T-Bill
12/31/92          $10,000              $10,000            $10,000
5/31/93            10,500               10,588             10,125
5/31/94            10,573               11,511             10,454
5/31/95            11,789               12,697             10,998
5/31/96            12,305               17,255             11,601
5/31/97            13,329               18,458             12,211
5/31/98            14,784               22,378             12,851
5/31/99            15,426               21,776             13,462
5/31/00            15,750               23,934             14,163


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to June, 1997, when the Fund began operating, the performance quoted reflects performance of Crestar Bank's similarly managed asset allocation model, adjusted to reflect the Fund's fees and expenses. The asset allocation program was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

                         STI CLASSIC MID-CAP EQUITY FUND
                         -------------------------------

The STI Classic Mid-Cap Equity Fund (the "Fund") seeks capital appreciation by investing primarily in the stocks of companies with a market capitalization between $500 million and $10 billion or in the S&P 400 Mid Cap Index.

Mid-cap securities with a strong growth history are the primary consideration for this investment philosophy. These companies are evaluated relative to their industry sector and the market in general. Each industry sector is considered in relation to the business cycle, and the Fund maintains large positions in the sectors which appear to perform best in the given cycle. Stocks that fall within favored sectors are analyzed based on fundamentals - the quality of earnings, dependability of growth rates, and relative attractiveness of price/earnings ("P/E") ratios.

The Fund's performance from June 1999 to May 2000 was 19.10% (Trust Shares). Mid Cap stocks had a strong year, with the S&P 400 Mid Cap index up 21.45%. This exceeded both the S&P 500 Composite Index of 10.47% and the S&P 600 Small Cap Index gain of 14.2%.

     Our technology holdings have been a positive contributor to performance over the last year. Our overweighting in energy, particularly in oil-service companies, has been a positive contributor to performance. Some of our health care holdings provided very strong returns as well. Financial stocks had a disappointing year and our financial stocks negatively affected returns. A few of our "old economy" stocks provided disappointing returns, even when company fundamentals remained strong.

Over the last year, mid cap stocks have shown strong performance relative to large and small cap stocks. We believe that mid cap stocks offer an excellent way to participate in the rapid growth of companies in exciting industries. Moreover, mid cap stocks continue to trade at a P/E ratio discount to large cap stocks.

     We continue to focus on the faster growing areas of the economy, including the technology, energy and healthcare sectors. We believe there are many compelling opportunities within these areas in the mid cap arena, and accordingly, reason for optimism regarding investment returns.

                                   /s/signature omitted


                                   John Hamlin
                                   Portfolio Manager

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                                     Annualized     Cumulative
                                                     Inception      Inception
       One Year        3 Years         5 Years        to Date        to Date
        19.10%          13.60%          16.02%         14.33%         133.36%


[line graphic omitted]

plot points follows:
[line graphic omitted]

plot points follows:

                 STI Classic
                   Mid-Cap               S&P 400
                 Equity Fund              Mid-Cap
                Trust Shares               Index
2/28/94           $10,000                $10,000
5/31/94             9,735                  9,516
5/31/95            10,958                 10,803
5/31/96            13,756                 13,873
5/31/97            15,714                 16,397
5/31/98            19,035                 21,294
5/31/99            19,342                 23,837
5/31/00            23,036                 28,950

Investor Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                                         Annualized     Cumulative
                                         Inception      Inception
One Year      3 Years       5 Years       to Date       to Date
 18.55%        13.08%        15.50%        13.77%        126.41%    Without Load
 14.08%        11.66%        14.61%        13.08%        117.91%    With Load



[line graphic omitted]

plot points follows:

                 STI Classic
                   Mid-Cap               S&P 400
                 Equity Fund              Mid-Cap
               Investor Shares             Index
1/31/94            $9,625                $10,000
5/31/94             9,471                  9,381
5/31/95            10,603                 10,650
5/31/96            13,247                 13,676
5/31/97            15,070                 16,164
5/31/98            18,168                 20,992
5/31/99            18,381                 23,498
5/31/00            21,790                 28,539


Flex Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                                      Annualized     Cumulative
                                       Inception      Inception
       One Year        3 Years         to Date        to Date
        17.87%          12.40%          14.60%         97.06%       Without Load
        15.87%         With Load


[line graphic omitted]

plot points follows:

                 STI Classic
                   Mid-Cap                 S&P 400
                 Equity Fund               Mid-Cap
                 Flex Shares                Index
6/30/95            $10,000                 $10,000
5/31/96             11,839                  12,339
5/31/97             13,385                  14,584
5/31/98             16,035                  18,940
5/31/99             16,125                  21,201
5/31/00             19,006                  25,749


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

                     STI CLASSIC SMALL CAP GROWTH STOCK FUND
                     ----------------------------------------
The Small Cap Growth Fund's (the "Fund") investment philosophy is based on the premise that a portfolio of small cap stocks with positive earnings trends, reasonable valuation, and strong fundamentals will provide superior returns over time. We believe in executing a very disciplined and objective investment process and in controlling risk through a broadly diversified portfolio. In selecting stocks for the Fund, first and foremost, we look for companies with strong current earnings growth, improving profitability trends, a strong balance sheet, and high quality earnings. Next, we analyze the business fundamentals of each company to help us determine the sustainability of a company's earnings growth. Lastly, we buy these companies at reasonable valuations, focusing on those companies that have the best combination of the aforementioned characteristics across a broad spectrum of industry and economic sectors.

For the fiscal year ending May 31, 2000, small cap stocks finished a roller-coaster year on a weak note as technology issues began a significant correction toward the end of March 2000. This corrective phase was the culmination of a bear market in most stocks that began in June 1999 in response to the Federal Reserve's (the "Fed") efforts to raise interest rates. In spite of the recent weakness in small cap stocks and the market in general, the S&P 600 Small Cap Index finished the year with a respectable 14.15% return, outpacing the 10.47% return of the S&P 500 Composite Index. Considering that small caps had under-performed large caps for the prior four years, this past year represents a modest victory for small cap stocks.

For most of this past year, until the last 3 months, technology and internet-related issues were the place to be. Portfolios not invested in technology stocks under-performed the market, as the returns of most other stocks lagged far behind those of technology issues. As a result, growth stocks generated the strongest returns while value stocks struggled. In calendar year 1999, the Russell 2000 Growth returned 42.50% while the Russell 2000 Value returned a negative 4.00%. This disparity between growth and value was the widest on record. Over the last three months ending this fiscal year, however, we began to witness a reversal of the domination of growth and technology issues. As money began to flow out of tech issues in March, market breadth widened and many other stocks with more reasonable valuations have started to out-perform. We view this as a healthy trend for the overall market.

The Fund, with its core growth investment approach, enjoyed the best of both worlds over the past year. Not only did we capture some of the strong returns posted by technology issues during the first nine months of the year, but we have been able to hold onto most of our gains over the last three months during this correction in technology issues. For the year ending May 31, the Fund returned 27.24% (Trust Shares) compared to the 14.15% return of the S&P 600 Small Cap Index and the 22.35% return of the Lipper Small Cap Core classification.

After reducing technology exposure during the early part of this year, the recent tech correction prompted us to add back to this sector. Another area of recent emphasis includes the energy sector where we have increased our weighting from 2% to nearly 10% over the last few months. Company fundamentals and earnings trends have been improving dramatically as oil prices have rebounded sharply from last year's lows. Finally, we have slowly been increasing our emphasis in the financial sector. The Fed's actions of raising interest rates have been a major headwind for the performance of financial stocks, and many companies with solid earnings growth have reached compelling valuations.

Looking forward, following the market's current corrective phase, we expect that the small cap market will broaden, and more stocks will participate in the market's upward advance. Relative to large cap stocks, small cap stocks are still well undervalued, and we believe that this valuation disparity will continue to narrow. We will continue to adhere to our investment philosophy. Our approach should provide investors the opportunity to participate not only in the high growth sectors of the small cap market, but also to participate in the broader small cap market as well. We feel confident that the disciplined execution of our process will lead to consistently strong investment results over time.

                                            /s/signature omitted

                                            Mark D. Garfinkel, CFA
                                            Portfolio Manager

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                      Annualized      Cumulative
                       Inception       Inception
       One Year         to Date         to Date
        27.24%          45.48%          85.38%


[line graphic omitted]

plot points follows:
[line graphic omitted]

plot points follows:

                 STI Classic
              Small-Cap Growth           S&P 600
                 Stock Fund              Small-Cap
                Trust Shares               Index
10/31/98          $10,000                $10,000
5/31/99            12,070                 11,168
5/31/00            15,358                 12,748

Investor Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                      Annualized      Cumulative
                       Inception       Inception
       One Year         to Date         to Date
        27.03%          45.34%          85.08%      Without Load
        22.24%          42.00%          78.13%        With Load

[line graphic omitted]
plot points follows:

                 STI Classic
              Small-Cap Growth           S&P 600
                 Stock Fund              Small-Cap
               Investor Shares             Index
10/31/98          $ 9,625                $10,000
5/31/99            11,618                 11,168
5/31/00            14,758                 12,748


Flex Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                      Annualized      Cumulative
                       Inception       Inception
       One Year         to Date         to Date
        25.95%          44.03%          82.34%      Without Load
        23.95%         With Load


[line graphic omitted]
plot points follows:

                 STI Classic
              Small-Cap Growth           S&P 600
                 Stock Fund              Small-Cap
                 Flex Shares               Index
10/31/98          $10,000                $10,000
5/31/99            12,004                 11,168
5/31/00            15,119                 12,748


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

(1) Commenced operations on December 12, 1999.

*Investor Shares performance for the periods prior to December 12, 1999 reflects the performance of the Fund's Trust Shares. The performance of the Trust Shares has not been adjusted to reflect the higher internal operating expenses of the Investor Shares. If it had, performance would have been lower than that shown.

                     STI CLASSIC SMALL CAP VALUE EQUITY FUND
                     -----------------------------------------

The STI Classic Small Cap Value Equity Fund (the "Fund") continues to invest in the same style that has proven successful over long time periods. We focus on smaller companies that are undervalued and pay a dividend yield. We emphasize companies which are temporarily out of favor but are taking positive action to regain average historical valuations. We focus on investments where in 18-24 months we can see internal improvements reflected in higher equity prices. The events we are focusing on include: turnarounds, new management teams, financial restructurings, new products, acquisitions, divestment of underperforming divisions, and insider ownership.

The past twelve months has been a continuation of the prior year where the majority of money flowing into the equity market has been focusing on sectors other than the small cap value area. The small cap value equity market has been the worst sector in the U.S. equity market over the past year returning -0.3% as measured by the Russell 2000 Value Index. This compares to a return of 19.7% for the Russell 2000 Growth Index. In 1999, the return gap between "value" stocks and "growth" stocks was the widest ever recorded. Technology, telecommunications, internet, and biotechnology related securities received the bulk of investor attention over the past year. We have had little exposure to companies in these sectors as the valuations and expectations for these companies have been far too high for our style of investing. We prefer to buy firms which are producing positive earnings and cash flow and selling at big discounts to their private market values. We are also generating current income from the dividends paid by the companies we hold.

The Fund's performance for the year was adversely affected by our lack of exposure to the four sectors mentioned above. We are confident that as the equity markets return to a more balanced mode, investors will once again focus on valuations such as earnings, cash-flow, and private market values.

One event which may trigger investors back into small cap value equities more aggressively is the large buy-out premiums we are starting to see as firms in this universe are acquired by larger companies through consolidation or management led buy-outs. The very depressed valuations in the sector may also attract investors' as some of the highly valued sectors in the equity market potentially disappoint investors.

We are very comfortable with the low valuation of the portfolio and the fundamentals of each company we own. With small cap value stocks having been out of favor with investors' dollars for the past two years, we are extremely excited about their outlook for the next several years.




                                 /s/signature omitted


                                 Brett L. Barner, CFA
                                 Managing Director

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                                     Annualized     Cumulative
                                                     Inception      Inception
       One Year         3 Years        5 Years*       to Date*        to Date*
        -4.72%          -1.45%           11.01         12.08%         92.74%


[line graphic omitted]

plot points follows:
[line graphic omitted]

plot points follows:

                 STI Classic
               Small-Cap Value            Russell             Russell
                 Equity Fund            2000 Value             2000
                Trust Shares              Index**              Index
8/31/94           $10,000                $10,000             $10,000
5/31/95            11,432                 10,471              10,638
5/31/96            15,171                 13,272              14,457
5/31/97            20,138                 16,009              15,465
5/31/98            24,888                 20,279              18,749
5/31/99            20,229                 18,346              18,245
5/31/00            19,274                 18,298              20,053

Flex Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                                        Annualized     Cumulative
                                        Inception      Inception
One Year       3 years      5 Years*     to Date*      to Date*
 -5.65%        -2.44%        10.34%       11.49%        87.01%      Without Load
 -7.53%       With Load



[line graphic omitted]

plot points follows:

                 STI Classic
               Small-Cap Value            Russell             Russell
                 Equity Fund            2000 Value             2000
                 Flex Shares              Index**              Index
8/31/94           $10,000                $10,000             $10,000
5/31/95            11,432                 10,471              10,638
5/31/96            15,171                 13,272              14,457
5/31/97            20,138                 16,009              15,465
5/31/98            24,627                 20,279              18,749
5/31/99            19,819                 18,346              18,245
5/31/00            18,700                 18,298              20,053


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to January 1997, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect fees and expenses of the Fund's Trust Shares. Flex Shares performance for periods from January 1997 to June 1997 reflect performance of the Trust Shares. Trust Shares have lower expenses than Flex Shares, which results in higher performance for Flex Shares than it would have been had the expenses of that class been applied. The collective investment fund was not a registered mutual fund, and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

**Previously the Fund's returns had been compared to the Russell 2000 Index, but the adviser believes that the Russell 2000 Value Index, because of its greater emphasis on companies with lower growth rates and price-to-book ratios, more accurately reflects the types of securities in which the Fund invests.

                   STI CLASSIC TAX SENSITIVE GROWTH STOCK FUND
                   -------------------------------------------
The STI Classic Tax Sensitive Growth Stock Fund (the "Fund") seeks to provide long-term growth of capital by investing in a diversified portfolio of common stocks of financially strong U.S. growth companies across all industry sectors with a large capitalization emphasis. Our value-added approach also seeks to minimize taxable gain distributions.

We use a four dimensional investment philosophy. The first dimension is diversified holdings with representation in all major market sectors. Secondly, we try to select the greatest companies in each industry sector. Thirdly, while we are predominately a large capitalization fund, we do have the flexibility to purchase small and mid-capitalization stocks. Lastly, we require a high standard of financial strength. In our opinion, this philosophy has the potential to maximize growth and minimize taxable distributions. We believe that it is not what you make, it is what you keep after taxes that counts. For example, last year the Fund was not required to make an income or capital gain distribution.

In terms of performance, the Fund returned 10.48% (Trust Shares) for the twelve months ending May 31, 2000. This is comparative to the return for the Fund's benchmark, the S&P 500, of 10.47% over this same time period.

                                       /s/signature omitted


                                       Jonathan Mote, CFA
                                       Portfolio Manager

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                     Annualized     Cumulative
                                     Inception      Inception
       One Year        3 Years*       to Date*       to Date*
        10.48%          21.00%          22.83%        147.50


[line graphic omitted]

plot points follows:
[line graphic omitted]

plot points follows:

                 STI Classic
                Tax Sensitive            S&P 500
              Growth Stock Fund          Composite
                Trust Shares               Index
12/31/95          $10,000                $10,000
5/31/96            10,767                 10,966
5/31/97            13,971                 14,190
5/31/98            17,311                 18,542
5/31/99            22,402                 22,445
5/31/00            24,750                 24,795

Flex Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                                      Annualized     Cumulative
                                     Inception      Inception
       One Year        3 Years*       to Date*       to Date*
         9.38%          20.43%          22.44%        144.02%   Without Load
         7.38%         With Load



[line graphic omitted]

plot points follows:

                 STI Classic
                Tax Sensitive            S&P 500
              Growth Stock Fund          Composite
                 Flex Shares               Index
12/31/95          $10,000                $10,000
5/31/96            10,767                 10,966
5/31/97            13,971                 14,190
5/31/98            17,311                 18,542
5/31/99            22,309                 22,445
5/31/00            24,401                 24,795



Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to December 1998, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

                                           :


                       STI CLASSIC VALUE INCOME STOCK FUND
                       ------------------------------------

The STI Classic Value Income Fund (the "Fund") seeks to provide current income with capital enhancement by investing primarily in equity securities.

The Fund's investment philosophy is a very disciplined, methodical approach to purchasing stocks. The bottoms-up process has three key factors to consider in all investment decisions--minimum dividend criteria, low historical relative valuation, and a fundamental catalyst which could cause an upward revaluation in the individual security.

Our process seeks dividend-paying stocks that are trading at the lower end of their historical valuation ranges. We then focus on companies in the midst of fundamental change that we expect will reignite investor interest in the near term. These types of stocks tend to exhibit "value" characteristics such as low price-to-earnings ("P/E") ratios and generally have lower volatility. As a result, the Fund benefits when the market becomes less exuberant and more rational.

The Fund's return from June 1999 to May 2000 was -10.52% (Trust Shares) vs. a return of 2.58% for the S&P 500 Barra Value Index. This underperformance had two primary causes. First, a significant underweighting in technology stocks. Very few technology stocks met our rigorous valuation criteria. In general, technology P/E ratios expanded to twenty-year highs, as did other time-tested valuation factors. Secondly, older established companies which comprise the value investor universe saw precipitous declines in their P/E ratios even when posting respectable earnings growth. Investors' infatuation with technology concepts and "price momentum" became a self-fulfilling prophecy which drained capital away from value stocks.

In the face of a disappointing period, we have not altered our disciplined approach to investing. One important fact is the performance difference between pure value and pure growth styles has never been so wide as in 1999. Such a large discrepancy suggests a return to normalcy is the most likely outcome. In fact, over the long-term value and growth as measured by the S&P Barra indices have posted very similar returns. Therefore, we remain confident in the merits of our investment approach and its ability to produce competitive returns. Indeed, improvement is already visible as the Fund had an excellent return of 20% for the three months ended May 31st, vs. 10% for the S&P Barra Value Index. We are very encouraged by this progress and believe it demonstrates the validity of our approach to value investing.


                                            /s/signature omitted


                                            Mills A. Riddick, CFA
                                            Managing Director

Trust Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                                                      Cumulative
                                                                       Inception
       One Year         3 Years        5 Years*       10 Years*        to Date*
        -10.52%          6.97%          13.85%         15.03%           320.34%


[line graphic omitted]

plot points follows:
[line graphic omitted]

plot points follows:

                 STI Classic                                  Lipper
                Value Income             S&P/BARRA         Equity Income
                 Equity Fund               Value               Funds
                Trust Shares              Index**         Classifications
10/31/89          $10,000                $10,000             $10,000
5/31/90            10,359                 10,463              10,266
5/31/91            12,434                 11,432              11,263
5/31/92            15,195                 12,449              12,678
5/31/93            16,778                 14,438              14,367
5/31/94            18,453                 15,512              15,144
5/31/95            21,970                 18,160              17,197
5/31/96            28,102                 22,946              21,112
5/31/97            34,335                 28,788              25,845
5/31/98            42,266                 37,113              32,166
5/31/99            46,970                 41,971              34,653
5/31/00            42,029                 43,054              33,991

Investor Shares
Average Annual Total Returns
(periods ended May 31, 2000)
                                                     Cumulative
                                                     Inception
One Year     3 Years     5 Years*     10 Years*      to Date*
 -10.83%      6.60%       13.43%       14.71%         308.61%      Without Load
 -14.18%      5.26%       12.57%       14.27%         293.19%      With Load

[line graphic omitted]

plot points follows:
[line graphic omitted]


                 STI Classic                                  Lipper
                Value Income             S&P/BARRA         Equity Income
                 Equity Fund               Value               Funds
               Investor Shares            Index**         Classifications
10/31/89          $ 9,625                $10,000             $10,000
5/31/90             9,970                 10,463              10,266
5/31/91            11,967                 11,432              11,263
5/31/92            14,625                 12,449              12,678
5/31/93            16,142                 14,438              14,367
5/31/94            17,641                 15,512              15,144
5/31/95            20,942                 18,160              17,197
5/31/96            26,678                 22,946              21,112
5/31/97            32,465                 28,788              25,845
5/31/98            39,837                 37,113              32,166
5/31/99            44,104                 41,971              34,653
5/31/00            39,328                 43,054              33,991


Flex Shares
Average Annual Total Returns
(periods ended May 31, 2000)

                                                       Cumulative
                                                       Inception
One Year       3 years      5 Years*     10 Years*     to Date*
 -11.50%        5.80%        12.62%       14.41%        298.07%   Without Load
 -13.11%      With Load



[line graphic omitted]

plot points follows:

                 STI Classic                                  Lipper
                Value Income             S&P/BARRA         Equity Income
                 Equity Fund               Value               Funds
                 Flex Shares              Index**         Classifications
10/31/89          $10,000                $10,000             $10,000
5/31/90            10,359                 10,463              10,266
5/31/91            12,434                 11,432              11,263
5/31/92            15,195                 12,449              12,678
5/31/93            16,778                 14,438              14,367
5/31/94            18,453                 15,512              15,144
5/31/95            21,970                 18,160              17,197
5/31/96            27,796                 22,946              21,112
5/31/97            33,609                 28,788              25,845
5/31/98            40,922                 37,113              32,166
5/31/99            44,977                 41,971              34,653
5/31/00            39,805                 43,054              33,991


Past performance is no indication of future performance.

The Funds' comparative benchmarks do not include the annual operating expenses incurred by the Fund.

*For periods prior to February 1993, when the Fund began operating, the performance quoted reflects performance of the adviser's similarly managed collective investment fund, adjusted to reflect the Fund's fees and expenses. The collective investment fund was not a registered mutual fund and therefore was not subject to certain investment and tax restrictions which may have adversely affected performance.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



BALANCED FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (59.8%)
BASIC MATERIALS (0.7%)
   Air Products & Chemicals            42,000      $  1,454
   Alcoa                                9,500           555
                                                   --------
                                                      2,009
                                                   --------
CAPITAL GOODS (8.1%)
   Danaher                              3,900           188
   Eastman Kodak                        9,900           592
   Energizer Holdings*                  7,433           126
   Fortune Brands                       7,700           205
   General Electric                   138,600         7,294
   Honeywell International             43,425         2,375
   Illinois Tool Works                 16,400           952
   Minnesota Mining & Manufacturing     8,300           712
   Republic Services*                  38,400           634
   Teradyne*                            6,000           516
   Textron                             44,100         2,767
   Tyco International                 139,818         6,580
   United Technologies                 17,200         1,040
   WW Grainger                          6,000           240
                                                   --------
                                                     24,221
                                                   --------
COMMUNICATION SERVICES (4.6%)
   ADC Telecommunications*             40,900         2,748
   AT&T                                11,300           392
   AT&T Wireless Group*                 2,000            57
   CenturyTel                          52,300         1,412
   Charter Communications*             39,400           480
   Comverse Technology*                 8,900           813
   Fox Entertainment Group*               600            16
   Lucent Technologies                 29,588         1,698
   Motorola                            12,401         1,163
   Nortel Networks                     20,600         1,119
   Sprint (FON Group)                  31,300         1,894
   US West                             19,300         1,390
   Worldcom*                           14,264           537
                                                   --------
                                                     13,719
                                                   --------
CONSUMER CYCLICALS (12.7%)
   Bed Bath & Beyond*                   3,800           140
   Brinker International*              47,700         1,351
   Carnival                            32,400           879
   Cendant*                           174,741         2,315
   Costco Wholesale*                   43,100         1,377
   CVS                                 86,700         3,771
   Ecolab                              26,900         1,029
   Family Dollar Stores                33,300           658
   Federated Department Stores*         4,500           173
   Gannett                             15,800         1,023
   Gap                                 14,800           519
   Interpublic Group                   45,100         1,936
   Knight Ridder                        9,300           493

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS--CONTINUED
   Kroger*                            171,400       $ 3,407
   Linens 'N Things*                   39,000         1,036
   Lowe's                              65,600         3,054
   Masco                               99,450         1,958
   McGraw-Hill                         19,000           977
   MediaOne Group*                     30,800         2,058
   New York Times, Cl A                25,300           971
   Office Depot*                       16,350           115
   RadioShack                          83,200         3,531
   Royal Caribbean Cruises             31,100           766
   Saks*                               32,300           373
   SFX Entertainment*                  22,600           986
   SPX*                                 5,200           548
   Time Warner                         16,900         1,334
   United Rentals*                     31,200           507
   Young & Rubicam                     10,500           501
                                                   --------
                                                     37,786
                                                   --------
CONSUMER STAPLES (3.4%)
   Avon Products                       13,900           574
   Bestfoods                           22,100         1,425
   Dial                                 9,300           133
   Flowers Industries                  32,000           578
   McDonald's                           8,600           308
   Nabisco Group Holdings              64,900         1,416
   Nabisco Holdings                    10,000           462
   Pepsico                             38,800         1,579
   Ralston-Ralston Purina Group        70,100         1,301
   Viacom, Cl B*                       39,372         2,441
                                                   --------
                                                     10,217
                                                   --------
ENERGY (3.3%)
   Burlington Resources                29,200         1,336
   Conoco                             100,600         2,867
   Halliburton                         15,900           811
   Kerr-McGee                          29,900         1,785
   Texaco                              27,600         1,585
   Unocal                              43,300         1,664
                                                   --------
                                                     10,048
                                                   --------
FINANCE (5.8%)
   ACE                                 44,200         1,185
   American International Group        10,128         1,140
   AmSouth Bancorporation               9,603           173
   Associates First Capital            21,400           587
   AXA Financial                       14,000           545
   Bank of America                     33,531         1,863
   Chase Manhattan                     22,800         1,703
   Cigna                               21,000         1,865
   Comerica                            20,400         1,033
   Conseco                             34,100           213
   Freddie Mac                         11,300           503
32

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCE--CONTINUED
   Mellon Financial                    50,000       $ 1,928
   Metlife*                            37,300           765
   PNC Financial Services Group         6,700           338
   Radian Group                         1,700            93
   U.S. Bancorp                        68,300         1,776
   UnumProvident                       11,700           265
   Washington Mutual                   40,676         1,169
                                                   --------
                                                     17,144
                                                   --------
HEALTH CARE (7.9%)
   American Home Products              29,000         1,562
   Baxter International                22,400         1,490
   Bristol-Myers Squibb                40,100         2,208
   Cardinal Health                     33,465         2,171
   Eli Lilly                            7,050           537
   HCA                                  4,400           119
   Health Management
     Associates, Cl A*                 66,800           789
   Johnson & Johnson                   20,300         1,817
   Merck                               43,900         3,276
   Mylan Laboratories                   1,800            48
   Pharmacia                           30,000         1,558
   Schering-Plough                     59,700         2,888
   Tenet Healthcare*                   56,900         1,458
   Warner-Lambert                      29,800         3,639
                                                   --------
                                                     23,560
                                                   --------
TECHNOLOGY (12.7%)
   Analog Devices*                     20,000         1,540
   BMC Software*                       27,100         1,192
   Ceridian*                           53,500         1,291
   Cisco Systems*                      98,400         5,603
   Computer Associates International    9,100           469
   Computer Sciences*                   7,500           720
   Dell Computer*                      16,500           712
   EMC*                                15,800         1,838
   Hewlett-Packard                     21,500         2,583
   Intel                               35,400         4,414
   International Business Machines     48,200         5,172
   Microsoft*                          88,500         5,537
   Novellus Systems*                    4,100           198
   Sun Microsystems*                   49,800         3,816
   Texas Instruments                   36,200         2,615
                                                   --------
                                                     37,700
                                                   --------
TRANSPORTATION (0.6%)
   Sabre Holdings*                     14,674           422
   United Parcel Service               20,300         1,215
                                                   --------
                                                      1,637
                                                   --------
Total Common Stocks
     (Cost $133,495)                                178,041
                                                   --------

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                     AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
RIGHTS (0.0%)
   Cendant, Expires 02/14/01            8,000      $     61
                                                   --------
Total Rights
     (Cost $0)                                           61
                                                   --------
PREFERRED STOCKS (0.3%)
COMMUNICATION SERVICES (0.3%)
   Cox Communication,
     CV to 0.8621 Shares*               7,300           752
                                                   --------
FINANCE (0.0%)
   Conseco Financing Trust, Ser F,
     CV to 0.9363 Shares               10,000            92
                                                   --------
Total Preferred Stocks
     (Cost $1,146)                                      844
                                                   --------
CORPORATE OBLIGATIONS (17.5%)
CONSUMER STAPLES (1.0%)
   Avon Products
     7.150%, 11/15/09                   $ 850           792
   Cooper Tire & Rubber
     7.750%, 12/15/09                   2,350         2,225
                                                   --------
                                                      3,017
                                                   --------
FINANCE (13.8%)
   AON
     6.900%, 07/01/04                   3,400         3,272
   Aristar
     7.250%, 06/15/06                   2,600         2,483
   Associates of North America
     6.250%, 11/01/08                   3,650         3,221
   Conseco
     8.750%, 02/09/04                   4,250         2,911
     6.800%, 06/15/05                   2,500         1,650
   Conseco (C)
     6.400%, 06/15/11                     950           712
   Countrywide Home Loan
     6.850%, 06/15/04                   1,750         1,656
   Countrywide Home Loan, MTN
     6.510%, 02/11/05                   2,300         2,110
   Donaldson Lufkin Jenrette, MTN
     6.150%, 05/04/04                   1,250         1,169
   Finova Capital
     7.250%, 11/08/04                   1,425         1,190
     7.250%, 07/12/06                   2,200         1,763
   Finova Capital, MTN
     7.300%, 09/22/03                   3,000         2,591
   Household Finance
     7.200%, 07/15/06                   2,250         2,126
   Morgan Stanley Dean Witter, MTN
     7.375%, 04/15/03                   1,800         1,779
   Paine Webber Group
     6.020%, 04/22/02                   3,000         2,884

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



BALANCED FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
FINANCE--CONTINUED
   Provident
     7.000%, 07/15/18                  $2,550       $ 1,979
   Reliastar Financial
     8.000%, 10/30/06                   1,540         1,525
     6.500%, 11/15/08                   2,000         1,822
   Wachovia
     5.625%, 12/15/08                   1,300         1,102
   Washington Mutual
     8.600%, 02/01/02                   1,750         1,761
     7.500%, 08/15/06                   1,425         1,368
                                                   --------
                                                     41,074
                                                   --------
INDUSTRIAL (1.8%)
   Dillards
     6.430%, 08/01/04                   2,350         2,018
   Marriott International
     7.875%, 09/15/09                   2,100         2,013
   Philip Morris
     7.500%, 04/01/04                     500           480
   Times Mirror
     7.450%, 10/15/09                   1,000           962
                                                   --------
                                                      5,473
                                                   --------
UTILITIES (0.9%)
   Florida Power & Light
     5.875%, 04/01/09                   3,000         2,659
                                                   --------
Total Corporate Obligations
     (Cost $58,297)                                  52,223
                                                   --------
CONVERTIBLE BONDS (1.5%)
   Bell Atlantic Financial Services,
     CV to 178.0369 Shares,
     Callable 04/01/01 @ 102.3
     5.750%, 04/01/03                     650           635
   Elan Finance,
     CV to 13.7500 Shares (A)
     0.000%, 12/14/18                     800           501
   Network Associates,
     CV to 8.5380 Shares (A)
     0.000%, 02/13/18                   1,000           352
   NTL,
     CV to 9.2435 Shares
     5.750%, 12/15/09                     300           234
   Potomac Electric Power,
     CV to 29.5000 Shares
     5.000%, 09/01/02                   2,100         1,974
   Solectron,
     CV to 12.3309 Shares (A)
     0.000%, 05/05/20                   1,400           786
                                                   --------
Total Convertible Bonds
     (Cost $4,650)                                    4,482
                                                   --------
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)      VALUE (000)
--------------------------------------------------------------------------------
U.S. AGENCY MORTGAGE-
   BACKED OBLIGATIONS (1.9%)
   FHLMC
     7.375%, 05/15/03                  $4,250       $ 4,251
   FNMA
     7.125%, 01/15/30                   1,400         1,361
                                                   --------
Total U.S. Agency Mortgage-
     Backed Obligations
     (Cost $5,643)                                    5,612
                                                   --------
ASSET-BACKED OBLIGATIONS (1.4%)
   Commercial,  Ser 1999-1, Cl A2
     6.455%, 06/15/08                   4,450         4,050
                                                   --------
Total Asset-Backed Obligations
     (Cost $4,117)                                    4,050
                                                   --------
U.S. TREASURY OBLIGATIONS (8.6%)
   U.S. Treasury Notes
     6.500%, 08/31/01                   4,950         4,934
     6.500%, 02/15/10                   2,600         2,637
     7.500%, 11/15/16                   6,550         7,244
     8.750%, 08/15/20                   8,500        10,718
                                                   --------
Total U.S. Treasury Obligations
     (Cost $25,180)                                  25,533
                                                   --------
REPURCHASE AGREEMENT (9.5%)
   Greenwich Capital
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $28,246,331 (collateralized by
     various GNMA obligations: total
     market value $28,807,230) (D)     28,241        28,241
                                                   --------
Total Repurchase Agreement
     (Cost $28,241)                                  28,241
                                                   --------
Total Investments (100.5%)
   (Cost $260,769)                                  299,087
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (-0.5%)            (1,504)
                                                   --------

--------------------------------------------------------------------------------
                                                   VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares
   (unlimited authorization-- no par value)
   based on 16,728,349 outstanding
   shares of beneficial interest                   $183,902
Fund shares of the Investor  Shares
   (unlimited  authorization  -- no par value)
   based on 716,879 outstanding shares
   of beneficial interest                             7,976
Fund shares of the Flex Shares  (unlimited
   authorization -- no par value) based
   on 4,848,311 outstanding shares
   of beneficial interest                            62,104
Undistributed net investment income                   1,359
Accumulated net realized gain
   on investments                                     3,924
Net unrealized appreciation on investments           38,318
                                                   --------
Total Net Assets (100.0%)                          $297,583
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $13.37
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Investor Shares                $13.43
                                                   ========
Maximum Offering Price Per Share --
   Investor Shares ($13.43 / 96.25%)                 $13.95
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $13.27
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (90.8%)
BASIC MATERIALS (0.9%)
   Air Products & Chemicals           357,100    $   12,365
   Alcoa                               40,800         2,384
                                                 ----------
                                                     14,749
                                                 ----------
CAPITAL GOODS (12.4%)
   Danaher                             33,900         1,634
   Eastman Kodak                       84,000         5,019
   Energizer Holdings*                 63,033         1,072
   Fortune Brands                      31,500           839
   General Electric                 1,176,700        61,924
   Honeywell International            370,262        20,249
   Illinois Tool Works                139,200         8,082
   Minnesota Mining &
     Manufacturing                     71,100         6,097
   Republic Services*                 366,600         6,049
   Teradyne*                           50,800         4,369
   Textron                            377,900        23,713
   Tyco International               1,225,004        57,652
   United Technologies                146,200         8,836
   WW Grainger                         49,300         1,969
                                                 ----------
                                                    207,504
                                                 ----------
COMMUNICATION SERVICES (7.6%)
   ADC Telecommunications*            347,200        23,327
   AT&T                                95,900         3,327
   AT&T Wireless Group*                16,900           483
   CenturyTel                         451,050        12,178
   Charter Communications*            381,700         4,652
   Comverse Technology*                75,900         6,935
   Lucent Technologies                287,351        16,487
   Motorola                           106,200         9,956
   Nortel Networks                    277,800        15,088
   Sprint (FON Group)                 265,900        16,087
   US West                            172,300        12,406
   Worldcom*                          162,453         6,112
                                                 ----------
                                                    127,038
                                                 ----------
CONSUMER CYCLICALS (19.0%)
   Bed Bath & Beyond*                  44,100         1,623
   Brinker International*             405,200        11,472
   Carnival                           378,500        10,267
   Cendant*                         1,341,015        17,768
   Costco Wholesale*                  366,400        11,702
   CVS                                672,300        29,245
   Ecolab                             228,500         8,740
   Family Dollar Stores               301,600         5,957
   Federated Department Stores*        38,200         1,471
   Gannett                            114,600         7,420
   Gap                                 68,200         2,391
   Interpublic Group                  384,000        16,488
   Knight Ridder                       79,100         4,192
   Kroger*                          1,454,200        28,902

--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
CONSUMER CYCLICALS--CONTINUED
   Linens 'N Things*                  332,400    $    8,829
   Lowe's                             715,100        33,297
   Masco                              891,100        17,544
   McGraw-Hill                        164,582         8,466
   MediaOne Group*                    263,500        17,605
   New York Times, Cl A               146,700         5,630
   Office Depot*                      244,850         1,729
   RadioShack                         708,400        30,063
   Royal Caribbean Cruises            275,300         6,779
   Saks*                              274,400         3,173
   SFX Entertainment*                  98,000         4,275
   SPX*                                44,500         4,686
   Time Warner                        158,000        12,472
   United Rentals*                    282,600         4,592
   Young & Rubicam                     44,200         2,111
                                                 ----------
                                                    318,889
                                                 ----------
CONSUMER STAPLES (4.8%)
   Avon Products                      117,800         4,867
   Bestfoods                          188,000        12,126
   Dial                                78,800         1,123
   Flowers Industries                 314,200         5,675
   McDonald's                          72,800         2,607
   Nabisco Group Holdings             557,900        11,847
   Nabisco Holdings                    84,900         3,921
   Pepsico                            329,700        13,415
   Ralston-Ralston Purina Group       255,600         4,745
   Viacom, Cl B*                      334,591        20,745
                                                 ----------
                                                     81,071
                                                 ----------
ENERGY (4.4%)
   Burlington Resources               276,000        12,627
   Conoco                             708,100        20,181
   Halliburton                        140,000         7,140
   Kerr-McGee                         122,700         7,324
   Texaco                             208,800        11,993
   Unocal                             367,300        14,118
                                                 ----------
                                                     73,383
                                                 ----------
FINANCE (8.9%)
   ACE                                378,500        10,149
   American International Group        89,895        10,119
   AmSouth Bancorporation             105,001         1,897
   Associates First Capital           183,800         5,043
   AXA Financial                      118,700         4,622
   Bank of America                    283,238        15,737
   Chase Manhattan                    194,700        14,542
   Cigna                              178,800        15,880
   Comerica                           173,700         8,794
   Conseco                            399,100         2,494
   Freddie Mac                         95,600         4,254
   Mellon Financial                   427,500        16,485

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCE--CONTINUED
   Metlife*                           316,300    $    6,484
   PNC Financial Services Group        76,100         3,834
   Radian Group                        14,600           803
   U.S. Bancorp                       581,400        15,116
   UnumProvident                       99,700         2,262
   Washington Mutual                  372,524        10,710
                                                 ----------
                                                    149,225
                                                 ----------
HEALTH CARE (11.6%)
   American Home Products             246,800        13,296
   Baxter International               190,800        12,688
   Bristol-Myers Squibb               341,300        18,793
   Cardinal Health                    284,053        18,428
   Eli Lilly                           59,850         4,556
   HCA                                 37,200         1,004
   Health Management Associates,
     Cl A*                            565,800         6,684
   Johnson & Johnson                  172,400        15,430
   Merck                              377,564        28,176
   Mylan Laboratories                  15,100           405
   Pharmacia                          255,500        13,270
   Schering-Plough                    506,900        24,521
   Tenet Healthcare*                  482,900        12,374
   Warner-Lambert                     207,900        25,390
                                                 ----------
                                                    195,015
                                                 ----------
TECHNOLOGY (20.3%)
   Analog Devices*                    169,500        13,051
   BMC Software*                      230,600        10,146
   Ceridian*                          468,900        11,312
   Cisco Systems*                   1,002,300        57,068
   Computer Associates
     International                     76,700         3,950
   Computer Sciences*                  63,600         6,102
   Dell Computer*                     141,100         6,085
   EMC*                               134,800        15,679
   Hewlett-Packard                    182,000        21,863
   Intel                              353,400        44,065
   International Business Machines    409,500        43,944
   Microsoft*                         767,350        48,007
   Novellus Systems*                   35,300         1,701
   Sun Microsystems*                  453,000        34,711
   Texas Instruments                  308,600        22,296
                                                 ----------
                                                    339,980
                                                 ----------
TRANSPORTATION (0.9%)
   Sabre Holdings*                    128,309         3,689
   United Parcel Service              190,100        11,382
                                                 ----------
                                                     15,071
                                                 ----------
Total Common Stocks
     (Cost $1,053,202)                            1,521,925
                                                 ----------

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
RIGHTS (0.1%)
   Cendant, Expires 02/14/01          188,000    $    1,445
                                                 ----------
Total Rights
     (Cost $0)                                        1,445
                                                 ----------
PREFERRED STOCKS (0.4%)
COMMUNICATION SERVICES (0.1%)
   Cox Communication,
     CV to 0.8621 Shares*               9,500           978
   Global Crossing,
     CV to 4.6948 Shares               12,000            21
                                                 ----------
                                                        999
                                                 ----------
   FINANCE (0.0%)
   Conseco Financing Trust, Ser F,
     CV to 0.9363 Shares                5,500            51
                                                 ----------
HEALTH CARE (0.3%)
   Biovail,
     CV to 0.8241 Shares              125,000         5,820
                                                 ----------
Total Preferred Stocks
     (Cost $10,308)                                   6,870
                                                 ----------
CONVERTIBLE BONDS (2.9%)
   America Online,
     CV to 5.8338 Shares (A)
     0.000%, 12/06/19                 $ 7,000         3,482
   At Home,
     CV to 17.6940 Shares
     4.750%, 12/15/06                   2,000         1,350
   Bell Atlantic Financial Services,
     CV To 178.0369 Shares
     Callable 04/01/01 @ 102.3
     5.750%, 04/01/03                   6,150         6,012
   Clear Channel Communications,
     CV to 9.4535 Shares
     1.500%, 12/01/02                     800           783
   Devon Energy,
     CV to 9.3283 Shares
     4.900%, 08/15/08                   4,200         4,169
   Echostar Communications,
     CV to 22.0070 Shares
     4.875%, 01/01/07                   2,500         2,663
   Elan Finance,
     CV to 13.7500 Shares (A)
     0.000%, 12/14/18                   3,600         2,255
   Molten Metal Technology,
     CV to 25.8065 Shares (B)
     5.500%, 05/01/06                  10,000            50
   Network Associates,
     CV to 8.5380 Shares
     Callable 02/13/03 @ 49.452
     (A) (B)
     0.000%, 02/13/18                  10,000         3,525

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



CAPITAL APPRECIATION FUND--CONCLUDED
--------------------------------------------------------------------------------
                                    SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS--CONTINUED
   Network Associates,
     CV to 8.5380 Shares (A)
     0.000%, 02/13/18                 $ 2,000    $      705
   NTL,
     CV to 9.2435 Shares
     5.750%, 12/15/09                   5,500         4,290
   Potomac Electric Power,
     CV to 29.5000 Shares
     5.000%, 09/01/02                   8,150         7,661
   Solectron,
     CV to 12.3309 Shares (A)
     0.000%, 05/05/20                  11,700         6,567
   Tower Automotive,
     CV to 38.6399 Shares
     5.000%, 08/01/04                   4,200         3,386
   Waste Management,
     CV to 22.9590 Shares
     4.000%, 02/01/02                   3,000         2,696
                                                 ----------
Total Convertible Bonds
     (Cost $59,682)                                  49,594
                                                 ----------
REPURCHASE AGREEMENTS (4.7%)
   Deutsche Bank
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $39,557,152 (collateralized by
     FNMA obligation: total market
     value $40,341,068) (D)            39,550        39,550
   Greenwich Capital
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $39,856,294 (collateralized by
     various GNMA obligations: total
     market value $40,647,043) (D)     39,849        39,849
                                                 ----------
Total Repurchase Agreements
     (Cost $79,399)                                  79,399
                                                 ----------
CASH EQUIVALENT (0.5%)
   AIM Liquid Assets Portfolio      7,941,822         7,942
                                                 ----------
Total Cash Equivalent
     (Cost $7,942)                                    7,942
                                                 ----------
Total Investments (99.4% )
   (Cost $1,210,533)                              1,667,175
                                                 ----------
OTHER ASSETS AND LIABILITIES, NET (0.6%)              9,332
                                                 ----------


--------------------------------------------------------------------------------

                                                 VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares
   (unlimited authorization -- no par value)
    based on 75,722,473 outstanding shares
   of beneficial interest                        $  785,444
Fund shares of the Investor Shares
   (unlimited authorization -- no par value)
    based on 14,890,558 outstanding shares
   of beneficial interest                           163,471
Fund shares of the Flex Shares  (unlimited
   authorization -- no par value) based
   on 7,795,252 outstanding shares
   of beneficial interest                           118,340
Accumulated net investment loss                          (1)
Accumulated net realized gain
   on investments                                   152,611
Net unrealized appreciation
   on investments                                   456,642
                                                 ----------
Total Net Assets (100.0%)                        $1,676,507
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $17.12
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Investor Shares                $16.91
                                                 ==========
Maximum Offering Price Per Share --
   Investor Shares ($16.91 / 96.25%)                 $17.57
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $16.45
                                                 ==========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



CORE EQUITY FUND
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.5%)
BASIC MATERIALS (1.0%)
   Avery Dennison                      26,400      $  1,617
                                                   --------
CAPITAL GOODS (8.5%)
   Dover                               51,000         2,371
   Honeywell International             51,500         2,816
   Praxair                             48,800         2,050
   Sherwin-Williams                    61,500         1,430
   Tyco International                  68,400         3,219
   Weatherford International*          30,000         1,292
                                                   --------
                                                     13,178
                                                   --------
COMMUNICATION SERVICES (4.4%)
   Bellsouth                           46,000         2,148
   Motorola                            21,000         1,969
   Worldcom*                           72,200         2,717
                                                   --------
                                                      6,834
                                                   --------
CONSUMER CYCLICALS (23.8%)
   Bed Bath & Beyond*                  44,400         1,634
   Brinker International*              68,800         1,948
   CDW Computer Centers*               26,700         3,123
   Circuit City                        60,000         2,989
   Costco Wholesale*                   70,000         2,236
   CVS                                 36,200         1,575
   Ecolab                              38,500         1,473
   Family Dollar Stores                77,400         1,529
   Gannett                             30,700         1,988
   Home Depot                          51,450         2,511
   Interpublic Group                   54,000         2,319
   Limited                            140,400         3,387
   LIZ Claiborne                       66,500         2,614
   Lowe's                              46,500         2,165
   McGraw-Hill                         50,000         2,572
   Omnicom Group                       13,800         1,158
   Walt Disney                         45,600         1,924
                                                   --------
                                                     37,145
                                                   --------
CONSUMER STAPLES (4.5%)
   Anheuser-Busch                      28,800         2,232
   Paychex                             47,250         1,654
   Sysco                               75,100         3,149
                                                   --------
                                                      7,035
                                                   --------
ENERGY (6.5%)
   Exxon Mobil                         38,100         3,174
   Halliburton                         60,800         3,101
   Schlumberger                        32,000         2,354
   Transocean Sedco Forex              31,200         1,535
                                                   --------
                                                     10,164
                                                   --------
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FINANCE (18.3%)
   Aflac                               56,000      $  2,894
   AMBAC Financial Group               35,000         1,763
   American Express                    28,800         1,550
   Capital One Financial               34,700         1,640
   Chase Manhattan                     30,700         2,293
   Citigroup                           46,800         2,910
   Freddie Mac                         37,000         1,646
   Golden West Financial               50,700         2,117
   MBNA                                75,200         2,096
   Metlife*                           180,800         3,706
   MGIC Investment                     38,800         1,923
   Providian Financial                 44,900         3,993
                                                   --------
                                                     28,531
                                                   --------
HEALTH CARE (7.9%)
   Biomet                              54,600         1,969
   Eli Lilly                           11,400           868
   Health Management Associates,
     Cl A*                            112,700         1,331
   Schering-Plough                     69,800         3,377
   Warner-Lambert                      39,200         4,787
                                                   --------
                                                     12,332
                                                   --------
SERVICES (1.0%)
   Catalina Marketing*                 15,500         1,497
                                                   --------
TECHNOLOGY (22.6%)
   BMC Software*                       54,000         2,376
   Cisco Systems*                      49,200         2,801
   Dell Computer*                      39,000         1,682
   Electronic Data Systems             50,400         3,241
   Electronics for Imaging*            44,700         1,646
   EMC*                                19,000         2,210
   Gateway*                            63,500         3,143
   Intel                               37,600         4,688
   Jabil Circuit*                      87,800         3,205
   Microchip Technology*               45,400         2,577
   Microsoft*                          24,600         1,539
   Sun Microsystems*                   20,500         1,571
   Texas Instruments                   47,400         3,425
   Zebra Technologies*                 21,300         1,022
                                                   --------
                                                     35,126
                                                   --------
Total Common Stocks
     (Cost $141,847)                                153,459
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



CORE EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000)   VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (1.4%)
   Morgan Stanley Dean Witter
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $2,108,423, (collateralized by
     FNMA obligation: total market
     value $2,150,848)                 $2,108      $  2,108
                                                   --------
Total Repurchase Agreement
     (Cost $2,108)                                    2,108
                                                   --------
Total Investments (99.9%)
   (Cost $143,955)                                  155,567
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.1%)                201
                                                   --------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 13,633,156 outstanding shares
   of beneficial interest                           139,820
Fund shares of the Flex Shares  (unlimited
   authorization -- no par value) based
   on 393,098 outstanding shares
   of beneficial interest                             4,215
Accumulated net realized gain
   on investments                                       121
Net unrealized appreciation on investments           11,612
                                                   --------
Total Net Assets (100.0%)                          $155,768
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $11.11
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $11.06
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

SCHEDULEOFINVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



E-COMMERCE OPPORTUNITY FUND
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (96.8%)
CAPITAL GOODS (2.1%)
   Applied Materials*                  20,000      $  1,670
   Spectrasite Holdings*               61,700         1,045
                                                   --------
                                                      2,715
                                                   --------
COMMUNICATION SERVICES (12.4%)
   Akamai Technologies*                26,000         1,736
   America Online*                     84,200         4,463
   American Power Conversion*          60,000         2,126
   AT&T - Liberty Media Group*         26,200         1,161
   EarthLink*                          30,000           444
   Gemstar International Group*        11,500           488
   ITXC*                               32,500         1,089
   Net2Phone*                          28,200           832
   VeriSign*                            9,200         1,245
   Yahoo*                              19,100         2,160
                                                   --------
                                                     15,744
                                                   --------
COMPUTER SOFTWARE (21.5%)
   Amdocs*                             84,200         5,215
   Business Objects*                   18,200         1,456
   Check Point Software Technologies*  11,600         2,179
   Harbinger*                         137,900         2,060
   ISS Group*                          24,600         1,820
   Micromuse*                          16,000         1,593
   Network Appliance*                  19,600         1,265
   Novell*                             42,700           355
   Oracle*                             54,000         3,881
   RealNetworks*                       41,800         1,518
   Siebel Systems*                     17,300         2,024
   Tibco Software*                     38,600         2,147
   Vignette*                           48,610         1,340
   Visual Networks*                     8,000           397
                                                   --------
                                                     27,250
                                                   --------
CONSUMER CYCLICALS (12.1%)
   Copart*                             79,800         1,416
   eBay*                               22,000         1,376
   First Data                          25,000         1,402
   Interpublic Group                   99,700         4,281
   Omnicom Group                       17,400         1,461
   Time Warner                         12,500           987
   TMP Worldwide*                      61,600         3,403
   Wal-Mart Stores                     16,300           939
                                                   --------
                                                     15,265
                                                   --------
ENERGY (7.0%)
   AES*                                28,000         2,443
   Dynegy, Cl A                        35,000         2,699
   Enron                               50,300         3,666
                                                   --------
                                                      8,808
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES      VALUE (000)
--------------------------------------------------------------------------------
FINANCE (2.2%)
   Knight Trading Group*               63,500      $  1,845
   Morgan Stanley Dean Witter          12,300           885
                                                   --------
                                                      2,730
                                                   --------
SERVICES (6.1%)
   BroadVision*                        23,000           824
   Checkfree Holdings*                 33,600         1,405
   Devry*                              58,600         1,637
   Exodus Communications*              25,000         1,764
   Infospace*                          30,700         1,332
   Viant*                              30,000           750
                                                   --------
                                                      7,712
                                                   --------
TECHNOLOGY (32.6%)
   Applied Micro Circuits*             19,600         1,945
   AudioCodes*                         37,500         2,740
   Ciena*                              13,300         1,592
   Cisco Systems*                      34,800         1,981
   Clarent*                            15,000           636
   E-Tek Dynamics*                      5,500         1,011
   EMC*                                27,600         3,210
   Intel                               24,700         3,080
   Jabil Circuit*                      41,000         1,497
   JDS Uniphase*                        8,800           774
   LSI Logic*                          55,300         2,914
   Micron Technology*                  57,600         4,028
   National Semiconductor*             31,700         1,704
   Oni Systems*                         5,000           125
   SDL*                                 4,100           929
   Solectron*                         101,700         3,362
   STMicroelectronics ADR              10,000           599
   Sonus Networks*                      2,300           168
   Sun Microsystems*                   34,700         2,659
   Texas Instruments                   34,400         2,485
   Xilinx*                             50,900         3,875
                                                   --------
                                                     41,314
                                                   --------
TRANSPORTATION (0.8%)
   United Parcel Service               16,700         1,000
                                                   --------
Total Common Stocks
     (Cost $125,976)                                122,538
                                                   --------
Total Investments (96.8%)
   (Cost $125,976)                                 $122,538
                                                   ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.6%)
BASIC MATERIALS (3.0%)
   International Paper                650,000      $ 22,628
   Nucor                              175,000         6,803
                                                   --------
                                                     29,431
                                                   --------
CAPITAL GOODS (8.1%)
   Boeing                             500,000        19,531
   Deere                              450,000        18,703
   General Electric                   300,570        15,817
   Illinois Tool Works                100,000         5,806
   Ingersoll-Rand                     450,000        20,503
   SCI Systems*                           960            43
                                                   --------
                                                     80,403
                                                   --------
COMMUNICATION SERVICES (5.0%)
   ADC Telecommunications*                950            64
   AT&T                               400,000        13,875
   AT&T - Liberty Media Group*            430            19
   GTE                                200,000        12,650
   SBC Communications                 225,000         9,830
   Worldcom*                          350,000        13,169
                                                   --------
                                                     49,607
                                                   --------
CONSUMER CYCLICALS (7.9%)
   Albertson's                         87,400         3,201
   Gannett                             75,000         4,856
   Lowe's                              80,000         3,725
   Office Depot*                    1,800,000        12,712
   Sears Roebuck                      250,000         9,234
   Target                             275,000        17,239
   Time Warner                            220            17
   Wal-Mart Stores                        440            25
   Walt Disney                        650,000        27,422
   Viacom, Cl B*                          477            30
                                                   --------
                                                     78,461
                                                   --------
CONSUMER STAPLES (11.7%)
   Coca-Cola                          350,000        18,681
   Hershey Foods                      325,000        16,859
   Kellogg                            450,000        13,669
   Philip Morris                      600,000        15,675
   Procter & Gamble                       330            22
   Quaker Oats                        400,000        29,425
   Sara Lee                         1,200,000        21,600
   Sysco                                  700            29
                                                   --------
                                                    115,960
                                                   --------
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ENERGY (10.2%)
   AES*                                   400      $     35
   Baker Hughes                         1,100            40
   Duke Energy                        450,000        26,213
   Exxon Mobil                        325,000        27,077
   Patterson Energy*                    6,000           145
   Royal Dutch Petroleum ADR          240,000        14,985
   Schlumberger                       200,000        14,712
   Texaco                             300,000        17,231
   Williams                               840            35
                                                   --------
                                                    100,473
                                                   --------
FINANCE (17.5%)
   American International Group       180,317        20,297
   Bank of America                    290,130        16,120
   Berkshire Hathaway*                 12,000        22,632
   Chubb                                  910            64
   Citigroup                          225,440        14,020
   Fannie Mae                         400,000        24,050
   Fleet Boston Financial             500,000        18,906
   KeyCorp                            700,000        14,700
   Morgan Stanley Dean Witter         125,000         8,992
   PFF Bancorp                          1,700            23
   Safeco                               1,790            44
   St. Paul                             1,960            73
   Washington Mutual                  400,000        11,500
   Wells Fargo                        475,470        21,515
                                                   --------
                                                    172,936
                                                   --------
HEALTH CARE (10.8%)
   Allergan                               470            32
   Amgen*                             265,000        16,861
   HCA                                500,000        13,500
   Johnson & Johnson                  225,000        20,137
   Jones Pharma                         1,500            55
   Merck                              265,000        19,776
   Priority Healthcare*                 1,000            51
   Schering-Plough                    300,000        14,512
   Watson Pharmaceutical*             500,000        22,063
                                                   --------
                                                    106,987
                                                   --------
TECHNOLOGY (24.0%)
   3Com*                              500,000        20,906
   Adaptec*                         1,000,000        19,688
   America Online*                    225,000        11,925
   BMC Software*                      400,000        17,600
   Cisco Systems*                     250,460        14,261
   Compaq Computer                  1,200,000        31,500
   Computer Sciences*                 275,000        26,383
   Hewlett-Packard                    125,000        15,016
   Intel                              200,000        24,938
   International Business Machines     75,320         8,083
   Lucent Technologies                175,000        10,041
   Microsoft*                         300,000        18,769
   Southern                           350,000         9,078
   Sun Microsystems*                  125,000         9,578
   Titan*                               3,800           136
                                                   --------
                                                    237,902
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES      VALUE (000)
--------------------------------------------------------------------------------
TRANSPORTATION (0.4%)
   UAL                                 75,000       $ 3,863
                                                   --------
Total Common Stocks
     (Cost $796,185)                                976,023
                                                   --------
CASH EQUIVALENT (0.9%)
   SEI Daily Income Trust Prime
     Obligation Fund                9,499,988         9,500
                                                   --------
Total Cash Equivalent
     (Cost $9,500)                                    9,500
                                                   --------
Total Investments (99.5%)
   (Cost $805,685)                                  985,523
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.5%)              4,714
                                                   --------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 57,007,793 outstanding shares
   of beneficial interest                           688,038
Fund shares of the Investor  Shares  (unlimited
   authorization  -- no par value)
   based on 2,726,169 outstanding shares
   of beneficial interest                            32,136
Fund shares of the Flex Shares  (unlimited
   authorization -- no par value) based
   on 4,031,949 outstanding shares
   of beneficial interest                            62,396
Undistributed net investment income                   1,444
Accumulated net realized gain
   on investments                                    26,385
Net unrealized appreciation on investments          179,838
                                                   --------
Total Net Assets (100.0%)                          $990,237
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $15.53
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Investor Shares                 $15.65
                                                   ========
Maximum Offering Price Per Share--
   Investor Shares ($15.65 / 96.25%)                 $16.26
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $15.49
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS (93.7%)
AUSTRALIA (2.1%)
   National Australia Bank            372,481       $ 5,570
   Pasminco*                        2,208,400         1,152
                                                   --------
                                                      6,722
                                                   --------
BELGIUM (0.0%)
   Dexia VVPR Strips*                  54,714             1
                                                   --------
DENMARK (1.1%)
   Danisco                             97,200         3,528
                                                   --------
FRANCE (10.6%)
   Coflexip Stena Offshore             53,400         6,276
   Elf Aquitaine                           12             2
   ISIS                                33,000         2,097
   Lafarge                             80,700         6,278
   Suez Lyonnaise des Eaux             12,000         2,025
   Technip                             61,610         6,456
   Total Fina Elf                      56,344         8,920
   Vivendi                             19,700         2,123
                                                   --------
                                                     34,177
                                                   --------
GERMANY (4.3%)
   BASF                                46,500         1,892
   Bayer                               51,000         1,977
   Bayerische Vereinsbank              31,300         2,045
   MG Technologies                    381,700         5,671
   Siemens                             13,800         2,054
                                                   --------
                                                     13,639
                                                   --------
HONG KONG (0.6%)
   Li & Fung                          470,000         1,948
                                                   --------
IRELAND (0.0%)
   Bank of Ireland                     17,306           102
                                                   --------
ISRAEL (0.8%)
   ECI Telecommunications ADR          98,380         2,669
                                                   --------
ITALY (5.6%)
   Banca Intesa*                      689,385         2,733
   ENI                              1,203,500         6,520
   Parmalat Finanziaria             2,640,500         3,302
   Saipem                           1,050,400         5,277
                                                   --------
                                                     17,832
                                                   --------
JAPAN (23.5%)
   Canon                               48,000         2,209
   Daiwa House Industry               270,000         2,002
   Daiwa Securities                   170,000         2,067
   Fuji Heavy Industry              1,256,000         9,324
   Hirose Electric                     12,600         1,764
   Hitachi                            194,000         2,402
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Japan Tobacco                          456       $ 3,491
   Kao                                129,000         3,915
   Kirin Brewery                      237,400         2,864
   Kyocera                             13,400         2,223
   Matsushita Electric                304,000         7,180
   Minebea                            158,000         1,866
   Murata Manufacturing                12,000         2,071
   Olympus Optical                    200,000         3,434
   Onward Kashiyama                   172,000         2,298
   Promise                             24,200         2,032
   Sharp                              294,000         5,293
   Sumitomo Heavy Industries        1,221,000         3,161
   Tokio Marine & Fire Insurance      296,000         3,228
   Toshiba                            428,000         4,131
   Yamada Denki                        42,000         3,352
   Yasuda Fire & Marine Insurance     543,000         2,797
   Yokowo                              83,000         2,326
                                                   --------
                                                     75,430
                                                   --------
MEXICO (1.3%)
   Cemex ADR*                          82,200         1,742
   Fomento ADR                         49,400         1,880
   Kimberly, Ser A                    223,800           692
                                                   --------
                                                      4,314
                                                   --------
NETHERLANDS (5.9%)
   Fortis                             170,000         4,493
   IHC Caland                         116,712         5,289
   Randstad Holdings                   58,000         2,365
   Unique International               260,565         6,680
                                                   --------
                                                     18,827
                                                   --------
NEW ZEALAND (1.0%)
   Fletcher Challenge Building      3,228,459         3,194
                                                   --------
NORWAY (7.2%)
   Kvaerner*                          169,700         1,972
   Petroleum Geo Services*            568,490        10,231
   Petroleum Geo Services ADR*        564,400        10,759
                                                   --------
                                                     22,962
                                                   --------
SOUTH AFRICA (1.3%)
   Gold Fields                        442,000         1,602
   Gold Fields ADR                    221,000           870
   Harmony Gold Mining                133,000           650
   Harmony Gold Mining ADR            184,100           903
                                                   --------
                                                      4,025
                                                   --------
SOUTH KOREA (1.1%)
   Hite Brewery                        82,200         2,657
   Pohang Iron & Steel ADR             45,000           922
                                                   --------
                                                      3,579
                                                   --------
44

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
SPAIN (5.2%)
   Altadis                          1,130,500      $ 16,657
                                                   --------
SWEDEN (1.9%)
   Sandvik                            224,300         4,932
   Swedish Match                      358,200         1,118
                                                   --------
                                                      6,050
                                                   --------
UNITED KINGDOM (20.2%)
   Allied Zurich                      858,950         9,667
   Diageo                           1,713,405        14,705
   Hanson                             785,800         5,594
   IMI                                197,100           807
   Imperial Tobacco Group           1,220,100        10,755
   Prudential                         167,000         2,534
   Reckitt Benckiser                  678,200         7,459
   Rolls-Royce                      1,554,369         5,737
   Stagecoach Holdings              3,733,215         3,361
   Unilever                           619,100         4,099
                                                   --------
                                                     64,718
                                                   --------
Total Foreign Common Stocks
     (Cost $294,340)                                300,374
                                                   --------
FOREIGN COUPON (0.1%)
NETHERLANDS (0.1%)
   Unique International               328,356           203
                                                   --------
Total Foreign Coupon
     (Cost $0)                                          203
                                                   --------
FOREIGN RIGHTS (0.0%)
ITALY (0.0%)
   Banca Intesa*                           20            --
                                                   --------
Total Foreign Rights
     (Cost $0)                                           --
                                                   --------
FOREIGN WARRANT (0.0%)
FRANCE (0.0%)
   Lafarge, Expires 03/20/01           18,732            67
                                                   --------
Total Foreign Warrant
     (Cost $0)                                           67
                                                   --------
Total Investments (93.8%)
   (Cost $294,340)                                 $300,644
                                                   ========

At May 31, 2000, sector diversification of the Portfolio was as follows:

                                        % OF         VALUE
SECTOR DIVERSIFICATION               NET ASSETS      (000)
----------------------               ----------     -------
FOREIGN COMMON STOCK
Food, Beverage and Tobacco               20.4%      $65,200
Oil & Gas                                15.7        50,083
Construction Material                     7.9        25,236
Electronics                               6.9        22,077
Insurance                                 5.7        18,224
Services                                  4.5        14,334
Consumer Products                         4.1        13,102
Diversified Operations                    3.9        12,536
Banking                                   3.3        10,451
Automotive                                2.9         9,324
Financial Services                        2.7         8,592
Machinery                                 2.5         8,093
Audio/Video                               2.2         7,180
Metals                                    1.9         6,100
Aerospace                                 1.8         5,737
Cosmetics & Toiletries                    1.2         3,915
Chemicals                                 1.2         3,868
Transportation                            1.0         3,361
Retail                                    1.0         3,352
Telecommunications                        0.8         2,669
Manufacturing                             0.7         2,298
Real Estate                               0.6         2,002
Distribution                              0.6         1,948
Paper Products                            0.2           692
                                         ----        ------
TOTAL FOREIGN
   COMMON STOCK                          93.7       300,374
FOREIGN COUPON                            0.1           203
FOREIGN WARRANT                            --            67
                                        -----      --------
TOTAL INVESTMENTS                        93.8%     $300,644
                                        =====      ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FOREIGN COMMON STOCKS (98.1%)
AUSTRALIA (1.7%)
   Amcor                               31,691      $     92
   AMP                                 36,999           323
   Brambles Industries                  9,286           255
   Broken Hill Proprietary             58,570           598
   Coles Myer                          51,191           185
   Colonial                            33,865           183
   CSR                                 63,354           147
   Fosters Brewing Group               86,505           211
   Lend Lease                          23,858           272
   National Australia Bank             57,815           865
   News Corporation                    58,659           666
   Pacific Dunlop                      78,743            75
   PaperlinX*                          24,530            43
   Rio Tinto                           16,506           237
   Telstra                            272,518         1,062
   Westpac Banking                     60,264           413
   WMC                                 67,758           279
   Woolworths                          65,622           218
                                                   --------
                                                      6,124
                                                   --------
AUSTRIA (1.1%)
   Austria Tabakwerke                   7,130           244
   Bank Austria                        22,627         1,079
   Flughafen Wien                       6,206           209
   Generali Holding Vienna              2,034           315
   Mayr-Melnhof Karton                  2,566           123
   Oest Elektrizatswirts, Cl A          7,144           743
   OMV                                  5,889           508
   VA Technologie                       3,630           200
   Wienerberger Baustoffindustrie      16,020           365
                                                   --------
                                                      3,786
                                                   --------
BELGIUM (1.0%)
   Bekaert                              1,481            77
   D'ieteren                              498           127
   Delhaize Freres                      2,627           154
   Electrabel                           2,804           648
   Fortis, Cl B                        37,053           967
   Groupe Bruxelles Lambert             1,253           303
   KBC Bancassurance Holding           15,078           649
   Solvay, Cl A                         5,017           339
   UCB                                  7,754           291
   Union Miniere                        1,483            53
                                                   --------
                                                      3,608
                                                   --------
DENMARK (1.5%)
   D/S 1912, Cl B                          77           846
   D/S Svendborg, Cl B                     47           741
   Danisco                              5,310           193
   Den Danske Bank                      3,600           420
   Falck                                  800           122

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
DENMARK--CONTINUED
   ISS*                                 3,200        $  233
   Navision Software*                   2,600            97
   Nordic Baltic Holding*              62,248           403
   Novo-Nordisk, Cl B                   5,070           844
   Tele Danmark, Cl B                  14,416         1,023
   Vestas Wind Systems                  7,000           258
   William Demant Holdings              6,000           169
                                                   --------
                                                      5,349
                                                   --------
FINLAND (1.7%)
   Merita*                             12,800            69
   Metso Oyj                            1,600            21
   Nokia Oyj                           89,400         4,676
   Outokumpu, Cl A                      4,600            50
   Sampo Insurance, Ser A               2,300            97
   Sonera Group                        12,700           646
   Tietoenator Oyj, Cl B                1,800            71
   UPM-Kymmene                          6,200           158
                                                   --------
                                                      5,788
                                                   --------
FRANCE (12.6%)
   Accor                                8,004           326
   Air Liquide                          3,670           518
   Alcatel Alsthom                     41,000         2,279
   Aventis                             31,473         2,056
   Axa                                 15,370         2,276
   Banque National Paris, Cl A         21,864         1,983
   BIC                                  3,540           158
   Bouygues                             1,369           852
   Canal Plus                           5,242         1,002
   Cap Gemini                           3,763           709
   Carrefour                           27,996         1,990
   Casino Guichard-Perrachon            3,510           314
   Cie de Saint Gobain                  3,521           493
   Dassault Systemes                    5,636           431
   Eridania Beghin-Say                  1,250           115
   Essilor International                  623           184
   France Telecom                      41,035         6,019
   Groupe Danone*                       3,031           713
   L'Oreal                              2,747         1,901
   Lafarge                              4,501           350
   Lagardere                            5,922           416
   Louis Vuitton-Moet Hennessy          3,889         1,594
   Michelin, Cl B                       5,743           191
   Pechiney, Ser A                      3,748           155
   Pernod-Ricard                        2,745           145
   Peugeot                              1,945           401
   Pinault-Printemps-Redoute            4,874         1,054
   Publicis                               512           212
   Sadexho Alliance                     1,192           193
   Sagem                                  500           590
   Sanofi-Synthelabo                   28,905         1,267
46

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
FRANCE--CONTINUED
   Schneider                            6,929        $  464
   Sidel                                1,108            75
   Societe Eurafrance                     157            68
   Societe Generale                    15,162           879
   STMicroelectronics                  34,404         2,061
   Suez Lyonnaise des Eaux              7,750         1,308
   Thomson CSF*                         6,237           243
   Total Fina Elf                      30,771         4,871
   Total Fina Elf-Strip VVPR            1,314            --
   Unibail                              1,572           204
   Usinor                              15,197           184
   Valeo                                4,043           206
   Vivendi                             24,348         2,624
                                                   --------
                                                     44,074
                                                   --------
GERMANY (14.1%)
   Adidas-Salomon                       2,800           168
   Allianz                             14,380         5,216
   BASF                                36,800         1,497
   Bayer                               43,860         1,700
   Bayerische Vereinsbank              24,922         1,628
   Beiersdorf                           5,290           412
   Continental                          9,150           171
   DaimlerChrysler                     59,916         3,263
   Deutsche Bank                       37,270         2,892
   Deutsche Telekom                   182,050        11,433
   Douglas Holding                      2,550            77
   Dresdner Bank                       31,500         1,290
   EM.TV & Merchandising                7,000           472
   Fresenius Medical                    5,200           434
   Gehe                                 4,800           161
   Heidelberger Zement                  4,074           239
   Hochtief                             5,110           163
   Kamps                                5,400           145
   Karstadt Quelle                      9,300           314
   Linde                                6,860           283
   Lufthansa                           22,980           566
   Man Muenchen                         6,310           221
   Merck                               10,600           342
   Metro                               16,301           535
   Muenchener Rueckvers,
     Registered                        10,560         3,118
   Preussag                             9,760           348
   RWE                                 28,640         1,058
   SGL Carbon*                          1,150            80
   SAP                                  3,650         1,522
   Schering                             4,060           612
   Siemens                             35,590         5,297
   ThyssenKrupp                        31,160           534
   Veba                                30,260         1,560
   Viag                                42,158           867

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
GERMANY--CONTINUED
   Volkswagen                          18,460        $  753
   WCM Beteiligungs                    10,850           306
                                                   --------
                                                     49,677
                                                   --------
HONG KONG (0.9%)
   Bank of East Asia                   17,400            31
   Cable & Wireless HKT               205,200           469
   Cathay Pacific Airways              46,000            83
   Cheung Kong Holdings                40,000           366
   CLP Holdings                        52,500           244
   Hang Seng Bank                      32,200           273
   Hong Kong & China Gas               95,700           103
   Hutchison Whampoa                   69,080           798
   Johnson Electric Holdings           16,000           119
   New World Development               61,000            61
   Sun Hung Kai Properties             36,600           223
   Swire Pacific                       36,500           210
   Television Broadcasts                6,000            39
   Wharf Holdings                      42,000            75
                                                   --------
                                                      3,094
                                                   --------
IRELAND (0.5%)
   Allied Irish Bank                   43,700           405
   CRH                                 16,100           281
   Eircom                             112,600           327
   Independent News & Media (GB)        6,500            52
   Independent News & Media            26,200           206
   Jefferson Smurfit                  125,100           246
   Ryanair Holdings*                   29,300           240
                                                   --------
                                                      1,757
                                                   --------
ITALY (8.6%)
   Alitalia                           112,439           220
   Assicurazioni Generali              95,000         2,876
   Autogrill                           17,000           178
   Banca di Roma*                     377,500           410
   Banca Intesa*                      360,603         1,430
   Banca Intesa RNC                    51,000           107
   Banca Popolare di Milano            18,500           121
   Benetton Group                     140,000           281
   Bulgari                             22,000           276
   CartiereBurgo                       10,500           100
   Enel*                              535,272         2,398
   ENI                                592,500         3,210
   Fiat                                26,400           674
   Fiat RNC                             6,700            92
   Italcementi                         23,400           213
   Italgas                             49,000           202
   Magneti Marelli                     25,000           128
   Mediaset                            87,000         1,354
   Mediobanca                          44,250           375

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



INTERNATIONAL EQUITY INDEX FUND--CONTINUED
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
ITALY--CONTINUED
   Mondadori Editore                    8,734        $  202
   Olivetti                           360,000         1,228
   Parmalat Finanziaria               125,000           156
   Pirelli                            147,000           379
   Reno de Medici                       9,000            19
   Rinascente                          17,500           101
   Riunione Adriatica di Sicurta       52,362           495
   San Paolo-IMI                      102,736         1,512
   Sirti                               38,000            70
   Telecom Italia Mobile              488,000         5,109
   Telecom Italia Mobile RNC          110,500           468
   Telecom Italia                     270,500         3,752
   Telecom Italia RNC                  65,000           405
   UniCredito Italiano*               367,000         1,630
                                                   --------
                                                     30,171
                                                   --------
JAPAN (33.3%)
   77 Bank                             16,000           146
   Acom                                 7,000           514
   Advantest                            4,800         1,011
   Ajinomoto                           33,000           399
   Amada                               16,000           138
   Aoyamma Trading                      4,100            49
   Asahi Bank                         135,000           600
   Asahi Breweries                     24,000           298
   Asahi Chemical Industry             73,000           454
   Asahi Glass                         59,000           547
   Asatsu-DK                            2,000            65
   Autobacs Seven                       1,600            46
   Bank of Fukuoka                     29,000           191
   Bank of Tokyo Mitsubishi           223,000         2,794
   Bank of Yokohama                    50,000           213
   Benesse                              5,000           331
   Bridgestone                         42,000           959
   Canon                               42,000         1,933
   Casio Computer                      13,000           124
   Central Japan Railway                  108           601
   Chiyoda*                            18,000            18
   Chugai Pharmaceutical               12,000           205
   Chuo Mitsui Trust & Banking         45,000           181
   Citizen Watch                       17,000           146
   Cosmo Oil                           61,000            85
   Credit Saison                        7,800           157
   CSK                                  2,800            86
   Dai Nippon Printing                 36,000           614
   Daicel Chemical Industries          23,000            68
   Daiei*                              31,000            94
   Daiichi Pharmaceutical              14,000           259
   Daikin Industries                   13,000           259
   Daikyo*                              4,000             9
   Daimaru                             18,000            51
   Dainippon Ink & Chemicals           42,000           187

--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Daito Trust Construction             6,400        $  122
   Daiwa Bank                          87,000           220
   Daiwa House Industry                26,000           193
   Daiwa Kosho Lease                   28,000            75
   Daiwa Securities                    64,000           778
   Denso                               44,000           998
   East Japan Railway                     191         1,088
   Ebara                               16,000           165
   Eisai                               14,000           301
   Fanuc                               11,500         1,002
   Fuji Bank                          163,000         1,260
   Fuji Machine                         2,000            97
   Fuji Photo Film                     24,000           837
   Fujita*                             17,000             7
   Fujitsu                             94,000         2,661
   Furukawa Electric                   29,000           414
   Gunma Bank                          26,000           142
   Gunze                               22,000            66
   Hankyu Department Stores            11,000            54
   Haseko*                             89,000            34
   Hirose Electric                      1,900           266
   Hitachi                            160,000         1,981
   Hokuriko Bank*                      26,000            60
   Honda Motor                         46,000         1,515
   Hoya                                 6,000           556
   Industrial Bank of Japan           125,000           974
   Isetan                              11,000           108
   Ito Yokado                          20,000         1,186
   Itochu*                             65,000           262
   Japan Airlines                      89,000           268
   Japan Energy*                       97,000            90
   Japan Steel Works*                  34,000            32
   Japan Tobacco                          103           789
   Joyo Bank                           41,300           161
   Jusco                               16,000           274
   Kadokawa Shoten Publishing             500            50
   Kajima                              59,000           147
   Kaken Pharmaceutical                 7,000            43
   Kamigumi                            23,000           110
   Kanebo                              34,000            72
   Kaneka                              17,000           175
   Kansai Electric Power               50,700           873
   Kao                                 30,000           910
   Kawasaki Heavy Industries           75,000            98
   Kawasaki Kisen Kaisha               27,000            42
   Kawasaki Steel                     169,000           256
   Kinki Nippon Railway                82,000           327
   Kirin Brewery                       51,000           615
   Komatsu                             48,000           295
   Konami                               7,200           381
   Koyo Seiko                           8,000            56
   Kubota                              68,000           240
48

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Kumagai Gumi                        57,000         $  26
   Kuraray                             22,000           229
   Kurita Water Industries              7,000           147
   Kyocera                              9,100         1,510
   Kyowa Hakko Kogyo                   21,000           191
   Maeda Road Contruction              18,000            72
   Marubeni                            57,000           151
   Marui                               18,000           330
   Matsushita Electric                 98,000         2,314
   Meiji Seika                         23,000           149
   Minebea                             19,000           224
   Mitsubishi                          77,000           639
   Mitsubishi Chemical                106,000           414
   Mitsubishi Electric                103,000         1,011
   Mitsubishi Estate                   68,000           800
   Mitsubishi Heavy Industries        172,000           597
   Mitsubishi Materials                56,000           186
   Mitsubishi Trust & Banking          60,000           484
   Mitsui                              75,000           527
   Mitsui Fudosan                      41,000           423
   Mitsui Marine & Fire Insurance      37,000           196
   Mitsui Mining & Smelting            26,000           172
   Mitsui-Soko                         15,000            31
   Mitsukoshi                          22,000            82
   Murata Manufacturing                11,000         1,899
   Mycal                               16,000            48
   Namco                                2,300            58
   NEC                                 77,000         1,951
   NGK Insulators                      19,000           197
   NGK Spark Plug                      13,000           152
   Nidec                                4,300           330
   Nikon                               18,000           496
   Nintendo                             6,700           995
   Nippon Express                      57,000           317
   Nippon Mitsubishi Oil               71,000           291
   Nippon Paper Industries             50,000           329
   Nippon Sharyo                        7,000            13
   Nippon Sheet Glass                  21,000           190
   Nippon Shinpan                      17,000            35
   Nippon Steel                       378,000           828
   Nippon Suisan Kaisha                24,000            39
   Nippon Telegraph & Telephone           607         7,210
   Nippon Yusen                        58,000           250
   Nishimatsu Construction             25,000            90
   Nissan Motor                       191,000         1,001
   Nissin Food Products                 6,300           158
   Nitto Denko                          8,000           338
   Nomura Securities                   95,000         2,178
   Noritake                            18,000            82
   NSK                                 27,000           208
   NTN                                 29,000            95

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Obayashi                            42,000        $  160
   Oji Paper                           55,000           354
   Okumura                             21,000            63
   Olympus Optical                     13,000           223
   Omron                               13,000           335
   Orient                              24,000           109
   Oriental Land                        4,800           478
   Orix                                 3,620           536
   Osaka Gas                          130,000           331
   Oyo                                  1,700            19
   Penta-Ocean Construction            12,000            14
   Pioneer Electronics                  9,000           275
   Promise                              5,800           487
   Renown                               8,000             9
   Rohm                                 5,500         1,715
   Sakura Bank                        193,000         1,427
   Sanden                              12,000            71
   Sankyo                              23,000           530
   Sanrio                               4,000           107
   Sanyo Electric                      93,000           687
   Secom                               11,000           745
   Sega Enterprises                     5,200            78
   Seino Transportation                15,000            68
   Seiyu                               16,000            65
   Sekisui Chemical                    35,000           120
   Sekisui House                       35,000           340
   Sharp                               53,000           954
   Shimachu                             3,400            57
   Shimamura                            2,700           282
   Shimano                              6,700           146
   Shimizu                             66,000           156
   Shin-Etsu Chemical                  21,000         1,029
   Shionogi                            16,000           254
   Shiseido                            19,000           261
   Shizuoka Bank                       36,000           340
   Skylark                              7,000           245
   SMC                                  3,300           578
   Snow Brand Milk Products            23,000           115
   Softbank                             5,800           888
   Softbank - New*                     10,000         1,499
   Sony                                42,600         3,854
   Sumitomo                            52,000           483
   Sumitomo Bank                      149,000         1,952
   Sumitomo Chemical                   83,000           401
   Sumitomo Electric                   44,000           641
   Sumitomo Marine & Fire Insurance    35,000           219
   Sumitomo Metal                     174,000           119
   Taisei                              79,000           108
   Taisho Pharmaceutical               17,000           519
   Taiyo Yuden                          6,000           455
   Takara Shuzo                        11,000           245

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



INTERNATIONAL EQUITY INDEX FUND--CONTINUED
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
JAPAN--CONTINUED
   Takashimaya                         17,000        $  153
   Takeda Chemical                     43,000         2,933
   Takefuji                             7,100           751
   Teijin                              53,000           221
   Terumo                              10,000           319
   Toa                                 10,000            11
   Tobu Railway                        54,000           144
   Toei                                10,000            66
   Toho                                 1,000           168
   Tohoku Electric Power               32,600           408
   Tokai Bank                         109,000           531
   Tokio Marine & Fire Insurance       87,000           949
   Tokyo Broadcasting System            8,000           297
   Tokyo Dome                          16,000            70
   Tokyo Electric Power                62,800         1,568
   Tokyo Electron                       8,000         1,091
   Tokyo Gas                          145,000           355
   Tokyo Tatemono                       7,000            13
   Tokyotokeiba                        30,000            37
   Tokyu                               56,000           246
   Toppan Printing                     35,000           371
   Toray                               87,000           331
   Toshiba                            155,000         1,496
   Tosho                               29,000           144
   Tostem                              11,000           181
   Toto                                24,700           166
   Toyo Information Systems             2,000           108
   Toyo Seikan Kaisha                  11,300           200
   Toyota Motor                       180,000         8,168
   Trans Cosmos                         1,100           160
   Ube Industries                      43,000            97
   Uni-Charm                            3,500           205
   UNY                                 11,000           136
   World                                3,150           125
   Yamaha                              12,000           109
   Yamaichi Securities                 15,000            --
   Yamanouchi Pharmaceutical           17,000           775
   Yamato Transport                    21,000           490
   Yokogawa Electric                   13,000           109
                                                   --------
                                                    117,089
                                                   --------
NETHERLANDS (2.7%)
   ABN Amro Holding                    28,288           650
   Aegon                               24,860           901
   Ahold                               11,892           338
   Akzo Nobel                           5,815           223
   ASM Lithography Holdings*            7,380           273
   Buhrmann                             1,884            58
   Elsevier                            11,463           108
   Getronics                            6,174           104
   Hagemeyer                            1,541            37
   Heineken                             5,659           292
   ING Groep                           18,120         1,089

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
NETHERLANDS--CONTINUED
   Koninklijke KPN                      8,825      $    801
   Philips Electronics                 25,264         1,133
   Royal Dutch Petroleum               39,837         2,466
   TNT Post Group                       8,445           205
   Unilever                            10,839           553
   Wolters Kluwer                       4,951           122
                                                   --------
                                                      9,353
                                                   --------
NEW ZEALAND (0.2%)
   Carter Holt Harvey                 189,600           153
   Telecom of New Zealand             128,900           453
                                                   --------
                                                        606
                                                   --------
NORWAY (0.8%)
   Bergesen, Cl A                       8,750           183
   Christiana Bank                     48,300           251
   Den Norske Bank                     81,300           292
   Kvaerner*                            7,100            83
   Merkantildata*                      14,600            94
   Norsk Hydro                         27,225         1,052
   Orkla, Cl A                         21,500           357
   Petroleum Geo Services*              8,800           158
   Schibsted                            7,200           141
   Tomra Systems                        8,200           174
   Uni Storebrand                      29,287           190
                                                   --------
                                                      2,975
                                                   --------
PORTUGAL (0.7%)
   Banco Comercial Portugues           75,035           371
   Banco Espirito Santo                 7,861           185
   BPI-SGPS                            37,962           126
   Brisa Auto Estradas                 19,938           147
   Cimpor Cimentos de Portugal         10,652           164
   Electricidade de Portugal           35,629           623
   Portugal Telecom                    61,814           678
   Sonae Investimentos                  4,376           192
                                                   --------
                                                      2,486
                                                   --------
SINGAPORE (0.5%)
   DBS Group Holdings                  38,467           384
   Overseas - Chinese Banking          36,350           205
   Singapore Airlines                  49,000           427
   Singapore Press Holdings            11,000           166
   Singapore Telecommunications       152,000           206
   United Overseas Bank                49,000           266
                                                   --------
                                                      1,654
                                                   --------
SPAIN (3.7%)
   Acerinox                             3,658           125
   ACS                                  4,343           119
   Aguas de Barcelona                  10,489           143
   Altadis                             18,619           274
   Autopistas CESA                     19,441           186

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
SPAIN--CONTINUED
   Banco Bilbao Vizcaya               146,965       $ 2,066
   Banco Santander Central Hispano    221,457         2,182
   Endesa                              56,206         1,171
   Financiera Alba                      4,655           117
   Fomento de Construcciones y
     Contratas                          7,248           163
   Gas Natural                         22,957           408
   Grupo Dragados                      15,311           114
   Iberdrola                           45,835           589
   Repsol                              63,594         1,363
   Sol Melia                           10,211           123
   Telefonica                         168,762         3,480
   Telepizza*                          10,883            63
   Union Electrica Fenosa              15,032           315
   Zardoya-Otis                        14,347           129
                                                   --------
                                                     13,130
                                                   --------
SWEDEN (2.3%)
   AstraZeneca                          3,817           161
   Atlas Copco, Ser A                   4,200            94
   Electrolux                           9,100           155
   Ericsson, Cl B                     202,000         4,125
   ForeningsSparbaken, Cl A            15,100           226
   Hennes & Mauritz, Cl B              22,400           569
   NetCom*                              2,500           178
   Nordic Baltic Holding               21,200           141
   OM Gruppen                           2,400            97
   Sandvik                              7,600           167
   Securitas, Cl B                      9,600           225
   Skandia Forsakrings                 26,700           687
   Skandinaviska Enskilda Banken       19,200           211
   Skanska, Cl B                        4,100           153
   Svenska Cellulosa, Cl B             11,900           240
   Svenska Handlesbanken, Cl A         18,100           257
   Swedish Match                       26,700            83
   Volvo, Cl B                          8,150           195
   WM-Data, Cl B                        9,500            72
                                                   --------
                                                      8,036
                                                   --------
SWITZERLAND (1.7%)
   ABB                                  3,483           434
   Adecco                                 200           159
   Credit Suisse Group                  2,830           530
   Holderbank Financiere Glarus           190           224
   Nestle                                 472           904
   Novartis, Registered                   744         1,102
   Roche Holdings, Bearer                  17           199
   Roche Holdings, Genusschein             74           784
   Swiss Re                               155           299
   Swisscom                               910           321
   UBS, Registered                      4,618           626
   Zurich Allied                          500           247
                                                   --------
                                                      5,829
                                                   --------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM (8.5%)
   3I Group                            16,316         $ 310
   Abbey National                      15,265           204
   Allied Zurich                       20,122           226
   Amvescap                            12,522           165
   Arm Holdings*                       13,410           119
   AstraZeneca Group                   27,508         1,163
   BAE Systems                         72,176           454
   Barclays Bank                       24,277           633
   Bass                                23,059           253
   BG Group                            58,682           353
   BOG Group                           14,814           209
   Boots                               17,492           146
   BP Amoco                           382,338         3,491
   British American Tobacco            37,531           220
   British Sky Broadcasting            32,629           600
   British Telecommunications         101,301         1,473
   Cadbury Schweppes                   44,428           297
   Centrica                            77,479           281
   CGU                                 22,979           350
   Compass Group                        9,507           107
   Diageo                              62,732           538
   Dixons Group*                       28,205           134
   EMI Group                           25,845           221
   GKN                                 25,291           350
   GKN, Cl B*                          25,291             4
   Glaxo Wellcome                      57,540         1,632
   Granada Group                       40,310           359
   Great Universal Stores              22,837           142
   Halifax                             36,788           363
   Hanson                              26,996           192
   Hays                                27,333           154
   HSBC Holdings                      141,774         1,570
   Imperial Chemical                   21,428           172
   Invensys                           118,700           410
   J Sainsbury                         37,069           170
   Jefferson Smurfit Group             45,700            91
   Kingfisher                          30,179           280
   Legal & General Group               79,697           201
   Lloyds TSB Group                    90,236           980
   Logica                               6,763           182
   Marconi                             45,098           545
   Marks & Spencer                     73,299           274
   Misys                               11,686           101
   National Grid Holdings              14,929           115
   National Power                      35,430           195
   Ocean Group                          8,806           161
   Pearson                             10,281           311
   Prudential                          24,728           375
   Psion                                3,830            31
   Reed International                  19,002           126
   Rentokil Group                      51,181           115
   Reuters Group                       23,047           344

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



INTERNATIONAL EQUITY INDEX FUND--CONCLUDED
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
UNITED KINGDOM--CONTINUED
   Rio Tinto                           26,555      $    393
   Royal Bank of Scotland Group        43,452           717
   Sage Group                          21,355           208
   Scottish Power                      27,661           220
   SEMA Group                           6,173            86
   Smithkline Beecham                  90,671         1,162
   Tesco                              109,977           333
   Unilever                            54,746           362
   Vodafone AirTouch Group            977,249         4,472
   WPP Group                           13,385           163
                                                   --------
                                                     30,008
                                                   --------
Total Foreign Common Stocks
     (Cost $329,906)                                344,594
                                                   --------
FOREIGN PREFERRED STOCKS (0.7%)
AUSTRALIA (0.2%)
   News Corporation*                   62,656           604
                                                   --------
GERMANY (0.5%)
   RWE*                                 5,480           163
   SAP*                                 2,580         1,374
   Volkswagen*                          6,470           168
                                                   --------
                                                      1,705
                                                   --------
ITALY (0.0%)
   Fiat*                                7,200           117
                                                   --------
Total Foreign Preferred Stocks
     (Cost $2,692)                                    2,426
                                                   --------
FOREIGN RIGHTS (0.0%)
ITALY (0.0%)
   Banca Intesa*                      380,603             7
                                                   --------
SWEDEN (0.0%)
   Volvo*                                 815             5
                                                   --------
Total Foreign Rights
     (Cost $0)                                           12
                                                   --------
CASH EQUIVALENT (0.0%)
   HighMark Diversified
     Money Market Fund                  1,836             2
                                                   --------
Total Cash Equivalent
     (Cost $2)                                            2
                                                   --------
Total Investments (98.8%)
   (Cost $332,600)                                  347,034
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (1.2%)              4,235
                                                   --------


--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 24,406,806 outstanding shares
   of beneficial interest                          $326,418
Fund shares of the Investor Shares (unlimited
   authorization  -- no par value)
   based on 330,602 outstanding shares
   of beneficial interest                             2,649
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 425,991 outstanding shares
   of beneficial interest                             5,655
Undistributed net investment income                     171
Accumulated net realized gain
   on investments                                     1,919
Net unrealized appreciation on investments           14,434
Net unrealized appreciation on foreign currency
   and translation of other assets and liabilities
   in foreign currency investments                       23
                                                   --------
Total Net Assets (100.0%)                          $351,269
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $13.97
                                                   ========
Net Asset Value, Offering Price and Redemption
   Price Per Share-- Investor Shares                 $13.80
                                                   ========
Maximum Offering Price Per Share--
   Investor Shares ($13.80 / 96.25%)                 $14.34
                                                   ========
Net Asset Value, Offering Price and Redemption
   Price Per Share-- Flex Shares (1)                 $13.74
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
At May 31, 2000, sector diversification of the Portfolio was as follows:

                                     % OF        VALUE
SECTOR DIVERSIFICATION            NET ASSETS     (000)
----------------------            ----------   --------
FOREIGN COMMON STOCK
Banking                               12.6%     $44,566
Electronics                            9.6       33,932
Telecommunications                     9.3       33,138
Telephone                              8.8       30,903
Automotive                             6.2       21,846
Insurance                              5.5       19,206
Oil & Gas                              5.3       18,565
Pharmaceuticals                        5.1       17,931
Food, Beverage, & Tobacco              4.5       15,672
Diversified Operations                 4.2       14,775
Financial Services                     2.6        9,069
Chemicals                              2.3        8,219
Computers                              2.3        8,076
Retail                                 2.1        7,514
Construction Materials                 2.0        7,086
Transportation                         1.7        6,029
Consumer Products                      1.2        4,245
Leisure                                1.2        4,169
Services                               1.2        4,118
Audio/Video                            1.1        3,854
Cosmetics & Toiletries                 1.0        3,556
Computer Software                      1.0        2,164
Metals                                 1.0        3,463
Real Estate                            0.7        2,532
News Media                             0.7        2,300
Manufacturing                          0.7        2,291
Paper Products                         0.6        2,152
Distribution                           0.6        2,120
Machinery                              0.5        1,900
Communications                         0.5        1,865
Airlines                               0.5        1,805
Publishing                             0.5        1,778
Television                             0.4        1,299
Medical Products                       0.3        1,106
Textiles                               0.2          781
Aerospace                              0.1          454
Agriculture                            0.0          115
                                  --------     --------
TOTAL FOREIGN
  COMMON STOCK                        98.1      344,594
TOTAL FOREIGN
  PREFERREED STOCK                     0.7        2,426
TOTAL FOREIGN RIGHTS                    --           12
CASH EQUIVALENT                         --            2
                                  --------     --------
TOTAL INVESTMENTS                     98.8      347,034
OTHER ASSETS AND
   LIABILITIES, NET                    1.2        4,235
                                  --------     --------
NET ASSETS                           100.0%    $351,269
                                  ========     ========

    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
 STI CLASSIC EQUITY FUNDS  MAY 31, 2000



LIFE VISION AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (95.0%)
   STI Classic Capital Appreciation
     Fund, Trust Shares*              322,878       $ 5,528
   STI Classic Growth & Income
     Fund, Trust Shares               472,865         7,343
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares*        131,408         2,405
   STI Classic Small Cap Value
     Equity Fund, Trust Shares        243,424         2,222
                                                    -------
Total Equity Funds
     (Cost $15,194)                                  17,498
                                                    -------
MONEY MARKET FUND (5.3%)
   STI Classic Prime Quality Money
     Market Fund, Trust Shares        973,766           974
                                                    -------
Total Money Market Fund
     (Cost $974)                                        974
                                                    -------
Total Investments (100.3%)
   (Cost $16,168)                                    18,472
                                                    -------
OTHER ASSETS AND LIABILITIES, NET (-0.3%)               (60)
                                                    -------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 1,586,214 outstanding shares
   of beneficial interest                            15,911
Undistributed net investment income                       4
Accumulated net realized gain
   on investments                                       193
Net unrealized appreciation on investments            2,304
                                                    -------
Total Net Assets (100.0%)                           $18,412
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $11.61
                                                    =======







    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



LIFE VISION GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (69.8%)
   STI Classic Capital Appreciation
     Fund, Trust Shares*              355,369       $ 6,084
   STI Classic Growth & Income
     Fund, Trust Shares               683,092        10,609
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares*        133,505         2,443
   STI Classic Small Cap Value
     Equity Fund, Trust Shares        234,428         2,140
                                                    -------
Total Equity Funds
     (Cost $19,247)                                  21,276
                                                    -------
FIXED INCOME FUNDS (27.3%)
   STI Classic Investment Grade
     Bond Fund, Trust Shares          483,313         4,630
   STI Classic Short-Term Bond
     Fund, Trust Shares               158,979         1,534
   STI Classic U.S. Government
     Securities Fund, Trust Shares    218,356         2,153
                                                    -------
Total Fixed Income Funds
     (Cost $8,593)                                    8,317
                                                    -------
MONEY MARKET FUND (3.0%)
   STI Classic Prime Quality Money
     Market Fund, Trust Shares        908,970           909
                                                    -------
Total Money Market Fund
     (Cost $909)                                        909
                                                    -------
Total Investments (100.1%)
   (Cost $28,749)                                    30,502
                                                    -------
OTHER ASSETS AND LIABILITIES, NET (-0.1%)               (29)
                                                    -------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 2,902,964 outstanding shares
   of beneficial interest                            28,888
Undistributed net investment income                      88
Accumulated net realized loss
   on investments                                      (256)
Net unrealized appreciation on investments            1,753
                                                    -------
Total Net Assets (100.0%)                           $30,473
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $10.50
                                                    =======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



LIFE VISION MODERATE GROWTH FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
EQUITY FUNDS (60.8%)
   STI Classic Capital Appreciation
     Fund, Trust Shares*              810,665       $13,879
   STI Classic Growth & Income
     Fund, Trust Shares             1,291,131        20,051
   STI Classic Small Cap Growth
     Stock Fund, Trust Shares*        266,480         4,877
   STI Classic Small Cap Value
     Equity Fund, Trust Shares        381,983         3,487
                                                    -------
Total Equity Funds
     (Cost $35,909)                                  42,294
                                                    -------
FIXED INCOME FUNDS (36.3%)
   STI Classic Investment Grade
     Bond Fund, Trust Shares        1,470,375        14,086
   STI Classic Short-Term Bond
     Fund, Trust Shares               435,287         4,200
   STI Classic U.S. Government
     Securities Fund, Trust Shares    711,754         7,018
                                                    -------
Total Fixed Income Funds
     (Cost $26,381)                                  25,304
                                                    -------
MONEY MARKET FUND (3.0%)
   STI Classic Prime Quality Money
     Market Fund, Trust Shares      2,074,655         2,075
                                                    -------
Total Money Market Fund
     (Cost $2,075)                                    2,075
                                                    -------
Total Investments (100.1%)
   (Cost $64,365)                                    69,673
                                                    -------
OTHER ASSETS AND LIABILITIES, NET (-0.1%)               (51)
                                                    -------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 6,562,141 outstanding shares
   of beneficial interest                            63,958
Undistributed net investment income                     339
Accumulated net realized gain
   on investments                                        17
Net unrealized appreciation on investments            5,308
                                                    -------
Total Net Assets (100.0%)                           $69,622
                                                    =======
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $10.61
                                                    =======



    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



MID-CAP EQUITY FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (82.9%)
BASIC MATERIALS (4.8%)
   Georgia-Pacific Group               62,700      $  2,053
   Potash of Saskatchewan              73,100         4,231
   Stillwater Mining*                 176,500         4,953
                                                   --------
                                                     11,237
                                                   --------
CAPITAL GOODS (5.4%)
   ACT Manufacturing*                  91,300         2,876
   Antec*                              94,100         4,729
   Optimal Robotics*                   33,650         1,131
   Seachange International*           107,700         2,760
   Weatherford International*          30,600         1,318
                                                   --------
                                                     12,814
                                                   --------
COMMUNICATION SERVICES (4.6%)
   Commscope*                          29,500         1,139
   Harris                              50,700         1,550
   Western Wireless*                  169,700         8,114
   WinStar Communications*                669            19
                                                   --------
                                                     10,822
                                                   --------
CONSUMER CYCLICALS (8.8%)
   BJ's Wholesale Club*                66,700         2,068
   Men's Wearhouse*                   492,450         9,818
   Outback Steakhouse*                104,700         3,174
   Polaroid                           236,000         4,528
   SPX*                                12,200         1,285
                                                   --------
                                                     20,873
                                                   --------
CONSUMER STAPLES (6.7%)
   Bowater                             62,000         3,205
   Imax*                              410,100         8,920
   Nordstrom                           90,600         2,276
   Universal Foods                     79,300         1,368
                                                   --------
                                                     15,769
                                                   --------
ENERGY (17.2%)
   Apache                              86,300         5,254
   Barrett Resources*                 118,100         4,672
   BJ Services*                        17,900         1,282
   Bouygues Offshore                   81,400         1,913
   Burlington Resources                58,500         2,676
   Coflexip Stena Offshore             10,300           600
   Cooper Cameron*                     21,400         1,493
   Ensco International                 50,900         1,778
   Equitable Resources                 63,100         3,139
   Global Marine*                      64,000         1,812
   Grant Prideco*                      30,600           711
   Nabors Industries*                  38,600         1,660

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ENERGY--CONTINUED
   Noble Drilling*                     20,300      $    881
   Precision Drilling*                215,400         8,293
   Smith International*                15,900         1,257
   Stone Energy*                       49,900         3,072
                                                   --------
                                                     40,493
                                                   --------
FINANCE (7.4%)
   Bank United                         74,000         2,655
   Colonial Bancgroup                  97,900           936
   Hibernia                           233,200         3,002
   North Fork Bancorporation          177,500         2,940
   Nova*                              144,030         4,231
   SouthTrust                         131,700         3,564
                                                   --------
                                                     17,328
                                                   --------
HEALTH CARE (10.5%)
   Forest Laboratories, Cl A*          31,400         2,779
   Health Management Associates,
     Cl A*                            371,800         4,392
   Jones Pharma                       196,300         7,153
   Mylan Laboratories                 192,200         5,153
   Renal Care Group*                  219,100         5,231
                                                   --------
                                                     24,708
                                                   --------
TECHNOLOGY (14.5%)
   Concurrent Computer*               338,900         2,881
   Cypress Semiconductor*              57,200         2,406
   Flextronics International*         114,400         6,228
   Integrated Device Technology*       46,700         2,215
   Jabil Circuit*                      30,800         1,124
   Sawtek*                            109,300         7,029
   Scientific-Atlanta                  38,900         2,193
   Symbol Technologies                 76,950         3,391
   Vitesse Semiconductor*              18,500           937
   Zoran*                             147,500         5,789
                                                   --------
                                                     34,193
                                                   --------
TRANSPORTATION (3.0%)
   CNF Transportation                 267,800         7,046
                                                   --------
Total Common Stocks
     (Cost $163,937)                                195,283
                                                   --------
PREFERRED STOCK (0.7%)
   WinStar Communications,
     CV to 24.2072 Shares              18,000         1,597
                                                   --------
Total Preferred Stock
     (Cost $1,751)                                    1,597
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



MID-CAP EQUITY FUND--CONCLUDED
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
CONVERTIBLE BONDS (7.6%)
   Affymetrix,
     CV to 3.1153 Shares,
     Callable 02/20/2003 @ 100
     4.750%, 02/15/07                 $ 1,790       $ 1,222
   American Tower,
     CV to 19.4175 Shares,
     Callable 02/15/2003 @ 102.5
     5.000%, 02/15/10                     900           836
   Chiron,
     CV to 34.5900 Shares,
     Callable 08/04/2000 @ 97.48 (B)
     1.900%, 11/17/00                     815         1,123
   Human Genome Sciences,
     CV to 8.8888 Shares,
     Callable 02/06/2003 @ 100.5
     5.000%, 02/01/07                   1,415         1,364
   Human Genome Sciences,
     CV to 4.5662 Shares,
     Callable 03/21/2003 @ 101.88
     3.750%, 03/15/07                   2,220         1,404
   Millennium Pharmaceuticals,
     CV to 11.8848 Shares,
     Callable 01/15/2003 @ 103.14
     5.500%, 01/15/07                   1,240         1,435
   Sanmina,
     CV to 22.5561 Shares,
     Callable 05/06/2002 @ 101.7
     4.250%, 05/01/04                   1,750         2,723
   Sanmina,
     CV to 22.5561 Shares,
     Callable 05/06/2002 @ 101.8 (B)
     4.250%, 05/01/04                   1,825         2,840
   Sepracor,
     CV to 21.1110 Shares,
     Callable 02/18/2001 @ 103.57
     6.250%, 02/15/05                     395         1,622
   Sepracor,
     CV to 10.8249 Shares
     5.000%, 02/15/07                   2,675         3,237
                                                   --------
Total Convertible Bonds
     (Cost $15,833)                                  17,806
                                                   --------
--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (11.5%)
   Deutsche Bank
     6.440%, dated 05/31/00, matures
     06/01/00, repurchase price
     $27,218,299 (collateralized by
     U.S. Treasury Note: total market
     value $27,758,590) (D)           $27,213      $ 27,213
                                                   --------
Total Repurchase Agreement
     (Cost $27,213)                                  27,213
                                                   --------
Total Investments (102.7%)
   (Cost $208,734)                                  241,899
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (-2.7%)            (6,253)
                                                   --------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 14,651,852 outstanding shares
   of beneficial interest                           144,841
Fund shares of the Investor Shares (unlimited
   authorization  -- no par value)
   based on 1,050,102 outstanding shares
   of beneficial interest                            10,632
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 1,093,101 outstanding shares
   of beneficial interest                            14,014
Accumulated net realized gain
   on investments                                    32,994
Net unrealized appreciation on investments           33,165
                                                   --------
Total Net Assets (100.0%)                          $235,646
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Trust Shares                   $14.10
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Investor Shares                $13.82
                                                   ========
Maximum Offering Price Per Share--
   Investor Shares ($13.82 / 96.25%)                 $14.36
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share -- Flex Shares (1)                $13.35
                                                   ========


(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



SMALL CAP GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (98.6%)
BASIC MATERIALS (3.7%)
   Bel Fuse, Cl A*                     55,000      $    983
   Bel Fuse, Cl B                      40,000           718
   Centex Construction Products        29,845           895
   Fairfield Communities*             120,000         1,013
   Florida Rock Industries             28,000         1,108
   Granite Construction                60,000         1,564
   Kaufman & Broad Home               100,000         1,731
   Maverick Tube*                     130,000         4,574
   NVR*                                20,000         1,100
   Simpson Manufacturing*              60,000         2,857
   Stillwater Mining*                  65,000         1,824
                                                   --------
                                                     18,367
                                                   --------
CAPITAL GOODS (12.7%)
   Ade*                                13,200           201
   A.O. Smith                          20,000           420
   Astec Industries*                  164,360         4,253
   Asyst Technologies*                 50,000         2,019
   Ball                                40,000         1,188
   Black Box*                          19,000         1,491
   Copart*                            150,000         2,662
   Craftmade International             25,000           125
   CTS                                 33,000         1,821
   Dycom Industries*                   92,000         4,456
   Elcor                               40,000           762
   Electroglas*                        50,000         1,325
   Gasonics International*             80,000         2,190
   Kent Electronics*                  100,000         2,775
   Kulicke & Soffa Industries*         45,000         2,264
   Manitowoc                          100,000         3,269
   Measurement Specialties*            55,000         1,402
   Mercury Computer Systems*          107,500         3,373
   Mobile Mini*                        90,000         1,901
   Mueller Industries*                110,000         3,231
   Nanometrics*                        39,300           943
   National-Oilwell*                  120,000         3,120
   Orbotech*                           30,000         2,535
   Photon Dynamics*                    45,000         2,714
   Stericycle*                         95,000         1,924
   Telcom Semiconductor*              153,000         3,787
   Trimble Navigation*                 12,800           566
   UNIFAB International*              282,533         2,013
   United Stationers*                 125,000         4,000
                                                   --------
                                                     62,730
                                                   --------
COMMUNICATION SERVICES (6.9%)
   Anaren Microwave*                   25,000         2,537
   Commscope*                         100,000         3,863
   Comtech Telecommunications*         45,000           568
   Corsair Communications*            105,000         2,376
   Ditech Communications*              45,000         3,690

--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
COMMUNICATION SERVICES--CONTINUED
   Gentner Communications*            170,000       $ 2,125
   Gilat Communications*               75,900         1,442
   InterVoice-Brite*                   90,000         1,282
   L-3 Communications*                 50,000         2,800
   Lightbridge*                       120,000         2,602
   Mastec*                             28,000         1,914
   Polycom*                            46,500         3,909
   Tollgrade Communications*           50,000         3,316
   Xeta Technologies*                  53,000         1,626
                                                   --------
                                                     34,050
                                                   --------
CONSUMER CYCLICALS (19.9%)
   American Management Systems*        50,000         1,872
   Barnes & Noble*                    140,000         2,651
   BJ's Wholesale Club*                92,000         2,852
   Brauns Fashions*                   155,000         3,468
   Brinker International*              50,000         1,416
   CEC Entertainment*                 101,000         2,323
   Chico's FAS*                       205,000         3,703
   Claire's Stores                     90,000         1,822
   Concord Camera*                    180,000         3,049
   Cost Plus*                         107,000         3,123
   Cutter & Buck*                      84,252           853
   EMCOR Group*                        95,000         2,096
   Fossil*                            162,000         3,260
   Gildan Activewear*                  75,000         2,475
   HOT Topic*                         130,400         3,325
   Insituform Technologies*           110,000         3,802
   Jack in the Box*                   135,630         3,365
   Jakks Pacific*                     130,000         1,885
   K-Swiss                             64,740           850
   La-Z-Boy                            78,200         1,256
   Linens 'N Things*                   95,000         2,523
   Men's Wearhouse*                    95,000         1,894
   Monaco Coach*                       74,293         1,068
   Neiman Marcus Group, Cl A*         116,000         3,045
   O'Charleys*                        112,000         1,561
   Pacific Sunwear of California*      70,000         1,124
   Petco Animal Supplies*             150,000         2,841
   Pulte                               50,000         1,109
   Quanta Services*                   105,000         5,145
   Rare Hospitality International*    146,000         3,997
   Salton*                            135,000         4,278
   Sonic*                              88,000         2,436
   Station Casinos*                   170,000         4,611
   Steven Madden*                     215,100         3,468
   Superior Industries International   90,000         2,514
   Toll Brothers*                      70,000         1,356
   Ultimate Electronics*               65,000         1,609
   Wabash National                     57,200           733
   Zale*                               95,000         3,610
                                                   --------
                                                     98,368
                                                   --------

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



SMALL CAP GROWTH STOCK FUND--CONCLUDED
--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (0.7%)
   Canandaigua Brands*                 55,000      $  2,881
   Pope & Talbot                       24,400           453
                                                   --------
                                                      3,334
                                                   --------
ENERGY (9.5%)
   Cal Dive International*             60,000         2,764
   Carbo Ceramics                      57,000         1,781
   Core Laboratories*                 147,000         3,822
   Eagle Geophysical*                   1,285            --
   Global Industries*                 420,000         7,403
   Marine Drilling*                    15,000           431
   Newfield Exploration*               93,000         3,894
   Newport                              5,000           853
   Newpark Resources*                  43,400           363
   Patterson Energy*                  150,000         3,619
   Quicksilver Resources*              40,000           255
   Rowan*                             116,000         3,603
   Shaw Group                         145,000         6,326
   Stone Energy*                       35,000         2,155
   Triton Energy*                      80,000         2,670
   Veritas DGC*                        95,000         2,624
   Vintage Petroleum                  185,000         4,394
                                                   --------
                                                     46,957
                                                   --------
FINANCE (9.9%)
   CCB Financial                       45,388         2,088
   City National                       85,000         3,315
   Cullen/Frost Bankers                70,237         1,861
   Dime Community Bancshares           20,000           326
   Doral Financial                    250,000         2,781
   Gainsco                            130,000           683
   GBC Bancorp                         93,500         2,671
   Greater Bay Bancorp                 68,000         3,107
   In Focus Systems*                  150,000         4,191
   Kemet*                              53,000         3,561
   Metris                             105,000         3,885
   Nova*                               90,000         2,644
   OceanFirst Financial                87,000         1,474
   Radian Group                        84,999         4,675
   Rainbow Technologies*               80,000         2,550
   Rogers*                             96,000         2,970
   Southwest Securities Group          75,500         2,190
   Texas Regional Bancshares           35,000           943
   Triad Guaranty*                     96,338         1,782
   Trustmark                           52,760         1,039
                                                   --------
                                                     48,736
                                                   --------
HEALTH CARE (13.2%)
   Andrx*                              68,000         4,055
   Arthrocare*                         41,000         3,495
   Barr Laboratories*                  77,000         4,168
   Candela*                           142,500         1,442
   Cryolife*                          210,000         3,609


--------------------------------------------------------------------------------
                                       SHARES   VALUE (000)
--------------------------------------------------------------------------------
HEALTH CARE--CONTINUED
   Cytyc*                              80,000       $ 4,015
   Datascope                           40,000         1,505
   Elan*                               73,150         2,912
   Ivax*                              140,000         5,268
   Jones Pharma                        90,000         3,279
   Meade Instruments*                  55,000         2,740
   MedQuist*                          105,000         4,344
   Mid Atlantic Medical Services*      63,800           789
   North American Scientific*         152,500         2,573
   Noven Pharmaceuticals*             210,200         3,915
   Oxford Health Plans*               120,000         2,550
   Pharmacopeia*                       99,700         2,168
   PolyMedica*                        136,600         3,637
   Priority Healthcare*                80,000         4,080
   Resmed*                             85,000         2,040
   Twinlab*                            37,000           264
   Zoll Medical*                       50,000         2,500
                                                   --------
                                                     65,348
                                                   --------
SERVICES (3.4%)
   F5 Networks*                        50,000         1,613
   Filenet*                           150,000         3,150
   Harbinger*                          61,417           917
   Herley Industries*                  65,000         1,044
   Informix*                           80,000           580
   Opus360*                               850             4
   Orthodontic Centers of America*     49,849         1,143
   Pfsweb*                             40,000           235
   Prepaid Legal Services*            100,000         3,019
   Profit Recovery Group
     International*                   191,000         3,462
   Quest Education*                   125,000         1,188
   SCB Computer Technology*           640,000           680
                                                   --------
                                                     17,035
                                                   --------
TECHNOLOGY (16.2%)
   Actel*                              87,000         2,534
   Advanced Digital Information*      230,000         2,933
   Alliance Semiconductor*            185,000         4,590
   Alpha Industries*                   50,000         2,303
   Anixter International*             100,000         2,825
   Barra*                              72,500         3,195
   C-COR.net*                         120,400         2,649
   Cybex Computer Products*           148,500         4,975
   Dallas Semiconductor                60,000         2,400
   Insight Enterprises*                91,000         4,129
   International Rectifier*            50,000         2,063
   Lattice Semiconductor*              35,000         2,076
   Micros Systems*                     37,730         1,193
   Performance Technologies*          141,000         1,428
   Pericom Semiconductor*              40,000         1,625

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
TECHNOLOGY--CONTINUED
   Plexus*                             20,000       $ 1,670
   Power-One*                          20,000         1,753
   Progress Software*                 200,800         3,037
   Semtech*                            40,000         2,230
   Sensormatic Electronics*           180,000         2,824
   Silicon Valley Bancshares*          80,000         2,625
   SonicWall*                          37,000         2,229
   Sunquest Information Systems*       74,000           539
   Sybase*                            218,000         4,156
   Technitrol                          60,000         4,140
   Tecnomatix Technologies*            45,000         1,215
   Three-Five Systems*                 60,000         3,765
   Unify*                             175,000         2,352
   Xircom*                             62,000         2,558
   Zebra Technologies*                 40,000         1,920
   Zomax*                             136,000         2,423
                                                   --------
                                                     80,354
                                                   --------
TRANSPORTATION (2.5%)
   American Freightways*              205,000         3,049
   Atlas Air*                          67,500         2,185
   Forward Air*                       120,000         3,825
   Frontier Airlines*                  90,000         1,187
   Skywest                             53,000         2,021
                                                   --------
                                                     12,267
                                                   --------
Total Common Stocks
     (Cost $394,911)                                487,546
                                                   --------
RIGHTS (0.0%)
   Elan*                              190,000            95
                                                   --------
Total Rights
     (Cost $0)                                           95
                                                   --------
WARRANTS (0.0%)
   Per-Se Technologies*,
     Expires 07/08/03                   3,664            --
                                                   --------
Total Warrants
     (Cost $0)                                           --
                                                   --------
REPURCHASE AGREEMENT (0.2%)
   Morgan Stanley Dean Witter
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $1,059,291 (collateralized by
     FHLMC obligation: total market
     value $1,181,109) (D)             $1,059         1,059
                                                   --------
Total Repurchase Agreement
     (Cost $1,059)                                    1,059
                                                   --------
Total Investments (98.8%)
   (Cost $395,970)                                  488,700
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (1.2%)              5,871
                                                   --------

--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 23,597,985 outstanding shares
   of beneficial interest                          $336,399
Fund shares of the Investor Shares (unlimited
   authorization  -- no par value)
   based on 2,172,221 outstanding shares
   of beneficial interest                            33,089
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 1,286,349 outstanding shares
   of beneficial interest                            21,473
Accumulated net realized gain
   on investments                                    10,880
Net unrealized appreciation on investments           92,730
                                                   --------
Total Net Assets (100.0%)                          $494,571
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $18.30
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Investor Shares                 $18.27
                                                   ========
Maximum Offering Price Per Share--
   Investor Shares ($18.27 / 96.25%)                 $18.98
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $18.00
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



SMALL CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.6%)
BASIC MATERIALS (16.0%)
   Carpenter Technology               239,200      $  4,949
   Lilly Industries, Cl A             741,000        10,698
   Pennzoil-Quaker State              598,600         6,585
   Quixote                            295,600         4,212
   Texas Industries                   251,700         7,221
   Wausau-Mosinee Paper               171,500         1,586
                                                   --------
                                                     35,251
                                                   --------
CAPITAL GOODS (19.0%)
   ABM Industries                     126,300         2,929
   American Woodmark                  123,400         2,329
   A.O. Smith                         150,500         3,161
   BHA Group Holdings                 174,200         1,742
   Fedders, Cl A                      233,000         1,311
   Fedders, Cl B                       62,100           377
   Gerber Scientific                  227,600         2,731
   Interface                        2,085,400         8,993
   Kaman                              238,300         2,383
   Lennox International               262,789         3,088
   Lindberg                           247,800         1,921
   LSI Industries                     229,000         3,893
   Milacron                            79,200         1,252
   Pep Boys                           429,800         3,062
   Precision Castparts                 25,300         1,233
   York Group*                        370,600         1,297
                                                   --------
                                                     41,702
                                                   --------
CONSUMER CYCLICALS (22.6%)
   Bowne                              185,600         1,868
   Bush Industries                    248,400         4,238
   CBRL Group                         290,300         4,209
   Chemed                              98,000         2,971
   Federal Signal                     162,800         3,144
   Grey Advertising                     7,300         3,435
   Harman International Industries    214,200        12,397
   Midas                               92,200         2,392
   Phillips-Van Heusen                405,100         3,519
   Polaroid                           560,700        10,758
   Stride Rite                        145,200           953
                                                   --------
                                                     49,884
                                                   --------
CONSUMER STAPLES (16.2%)
   Ingles Markets                     249,700         2,450
   J.M. Smucker                       227,800         3,830
   Pittston Brink's Group             819,100        12,440
   Standard Register                  135,600         1,839
   Universal Foods                    650,100        11,214
   Wolverine World Wide               348,800         3,924
                                                   --------
                                                     35,697
                                                   --------

--------------------------------------------------------------------------------
                                     SHARES/FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
ENERGY (1.8%)
   Fletcher Challenge Energy ADR      152,900      $  4,052
                                                   --------
FINANCE (9.7%)
   Annuity and Life Re                 76,900         1,855
   Downey Financial                    56,200         1,672
   Klamath First Bancorp              203,600         2,265
   PXRE Group Limited                 161,100         2,396
   Scottish Annuity & Life Holdings   286,500         2,256
   Seacoast Banking of Florida         86,500         2,249
   Student Loan                        56,900         2,173
   Washington Federal                 109,300         2,234
   West Coast Bancorp                 174,730         1,900
   Westerfed Financial                164,200         2,319
                                                   --------
                                                     21,319
                                                   --------
HEALTH CARE (5.2%)
   Interim Services*                  301,120         6,060
   Mentor                             167,100         4,010
   Vital Signs                         69,600         1,470
                                                   --------
                                                     11,540
                                                   --------
TECHNOLOGY (0.4%)
   Pioneer Standard Electronics        74,400           893
                                                   --------
TRANSPORTATION (4.7%)
   Knightsbridge Tankers               94,000         1,774
   Sea Containers                     393,700         8,637
                                                   --------
                                                     10,411
                                                   --------
UTILITIES (4.0%)
   Midcoast Energy Resources          151,500         2,424
   NUI                                153,500         4,298
   UGI                                 99,800         2,208
                                                   --------
                                                      8,930
                                                   --------
Total Common Stocks
     (Cost $256,011)                                219,679
                                                   --------
REPURCHASE AGREEMENT (0.4%)
   Morgan Stanley Dean Witter
     6.450%, dated 05/31/00, matures
     06/01/00, repurchase price
     $989,921 (collateralized by a
     FHLMC obligation: market
     value $1,009,682)                 $  990           990
                                                   --------
Total Repurchase Agreement
     (Cost $990)                                        990
                                                   --------
Total Investments (100.0%)
   (Cost $257,001)                                  220,669
                                                   --------
OTHER ASSETS AND LIABILITIES, NET (0.0%)                  1
                                                   --------
62

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                  VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 23,220,959 outstanding shares
   of beneficial interest                          $289,178
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 945,026 outstanding shares
   of beneficial interest                            19,159
Undistributed net investment income                     832
Accumulated net realized loss
   on investments                                   (52,167)
Net unrealized depreciation on investments          (36,332)
                                                   --------
Total Net Assets (100.0%)                          $220,670
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                     $9.13
                                                   ========
Net Asset Value, Offering and Redemption
   Price Per Share--Flex Shares (1)                   $9.10
                                                   ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



TAX SENSITIVE GROWTH STOCK FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.1%)
BASIC MATERIALS (2.1%)
   Alcoa                              188,955    $   11,042
   E.I. Du Pont de Nemours            211,782        10,377
                                                 ----------
                                                     21,419
                                                 ----------
CAPITAL GOODS (11.3%)
   Agilent Technologies*               50,000         3,681
   Applied Materials*                 118,855         9,924
   Caterpillar                        290,970        11,130
   General Electric                   604,344        31,804
   Honeywell International            233,038        12,744
   JDS Uniphase*                      150,263        13,223
   Minnesota Mining &
     Manufacturing                    137,566        11,796
   Tyco International                 125,102         5,888
   United Technologies                208,080        12,576
                                                 ----------
                                                    112,766
                                                 ----------
COMMUNICATION SERVICES (11.5%)
   America Online*                    190,167        10,079
   AT&T                               338,896        11,755
   AT&T Wireless Group*                19,000           543
   Bell Atlantic                       83,305         4,405
   Bellsouth                          102,443         4,783
   GTE                                150,716         9,533
   Lucent Technologies                148,785         8,537
   Network Appliance*                 214,059        13,820
   Nortel Networks                    348,410        18,923
   Qualcomm*                          134,177         8,906
   SBC Communications                 127,743         5,581
   Sprint (FON Group)                 143,789         8,699
   Yahoo*                              84,069         9,505
                                                 ----------
                                                    115,069
                                                 ----------
CONSUMER CYCLICALS (7.2%)
   Dollar General                     561,977         9,835
   Ford Motor                         114,688         5,569
   Gap                                352,802        12,370
   General Motors                      71,458         5,047
   Home Depot                         282,813        13,805
   Wal-Mart Stores                    355,881        20,508
   Walt Disney                        115,936         4,891
                                                 ----------
                                                     72,025
                                                 ----------
CONSUMER STAPLES (6.5%)
   Coca-Cola                          238,246        12,716
   Gillette                           163,579         5,459
   McDonald's                         139,670         5,002
   Paychex                            416,427        14,575
   Pepsico                            228,539         9,299
   Philip Morris                      364,774         9,530
   Walgreen                           311,339         8,834
                                                 ----------
                                                     65,415
                                                 ----------

--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
ENERGY (6.3%)
   Chevron                             95,632    $    8,840
   Exxon Mobil                        311,809        25,978
   Halliburton                        229,120        11,685
   Royal Dutch Petroleum ADR          109,975         6,867
   Schlumberger                       125,814         9,255
                                                 ----------
                                                     62,625
                                                 ----------
FINANCE (15.5%)
   American Express                   351,180        18,898
   American International Group       171,518        19,306
   Bank of America                    112,371         6,244
   Charles Schwab                     665,770        19,141
   Chase Manhattan                    167,034        12,475
   Citigroup                          278,210        17,301
   Fannie Mae                         247,521        14,882
   Household International            349,495        16,426
   JP Morgan                          128,441        16,537
   Wells Fargo                        308,269        13,949
                                                 ----------
                                                    155,159
                                                 ----------
HEALTH CARE (12.0%)
   Abbott Laboratories                127,294         5,179
   American Home Products             127,640         6,877
   Bristol-Myers Squibb                92,495         5,093
   Eli Lilly                           85,028         6,473
   Johnson & Johnson                  125,866        11,265
   Medtronic                          221,963        11,459
   Merck                              274,572        20,490
   Pfizer                             621,610        27,700
   Schering-Plough                    121,383         5,872
   Warner-Lambert                     159,703        19,504
                                                 ----------
                                                    119,912
                                                 ----------
TECHNOLOGY (24.7%)
   Brocade Communications System*      61,826         7,292
   Cisco Systems*                     486,910        27,723
   Computer Associates
     International                    222,214        11,444
   Dell Computer*                     428,983        18,500
   EMC*                               187,360        21,792
   Hewlett-Packard                     96,174        11,553
   Intel                              287,967        35,906
   International Business Machines    164,885        17,694
   Linear Technology                  306,527        18,104
   Microsoft*                         363,773        22,759
   Oracle*                            234,509        16,855
   Sun Microsystems*                  278,596        21,347
   Texas Instruments                  229,618        16,590
                                                 ----------
                                                    247,559
                                                 ----------
Total Common Stocks
     (Cost $853,573)                                971,949
                                                 ----------

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                        FACE
                                    AMOUNT (000)  VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT (2.7%)
   JP Morgan
     6.405%, dated 05/31/00, matures
     06/01/00, repurchase price
     $26,536,754 (collateralized by
     various FNMA and FHLMC
     obligations: total market
     value $27,103,742) (D)           $26,532    $   26,532
                                                 ----------
Total Repurchase Agreement
     (Cost $26,532)                                  26,532
                                                 ----------
Total Investments (99.8%)
   (Cost $880,105)                                  998,481
                                                 ----------
OTHER ASSETS AND LIABILITIES, NET (0.2%)              2,293
                                                 ----------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 21,456,690 outstanding shares
   of beneficial interest                           620,079
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 8,900,491 outstanding shares
   of beneficial interest                           281,995
Accumulated net investment loss                        (876)
Accumulated net realized loss
   on investments                                   (18,800)
Net unrealized appreciation on investments          118,376
                                                 ----------
Total Net Assets (100.0%)                        $1,000,774
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $33.10
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $32.65
                                                 ==========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

STATEMENT OF NET ASSETS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



VALUE INCOME STOCK FUND
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
COMMON STOCKS (89.7%)
BASIC MATERIALS (4.3%)
   Allegheny Technologies             264,750    $    5,973
   Boise Cascade                      413,600        12,046
   Fort James                         422,300         9,555
   Northrop Grumman                    65,300         5,004
   Rohm & Haas                        441,500        15,066
                                                 ----------
                                                     47,644
                                                 ----------
CAPITAL GOODS (22.7%)
   Cooper Industries                  591,100        19,802
   Emerson Electric                   758,300        44,740
   Fortune Brands                     572,600        15,245
   General Dynamics                   361,000        21,322
   Honeywell International            814,800        44,559
   Hubbell, Cl B                      601,000        15,851
   Ingersoll-Rand                     254,900        11,614
   International Flavors &
     Fragrances                       419,400        14,260
   Minnesota Mining &
     Manufacturing                    199,300        17,090
   National Service Industries        471,400        10,253
   Pall                               271,400         5,699
   Sonoco Products                    609,830        13,454
   Stanley Works                      283,400         7,616
   Thomas & Betts                      89,800         2,548
   W.W. Grainger                      190,300         7,600
                                                 ----------
                                                    251,653
                                                 ----------
COMMUNICATION SERVICES (10.1%)
   Alltel                             178,700        11,694
   AT&T                               297,300        10,313
   CenturyTel                         212,300         5,732
   GTE                                480,300        30,379
   Harris                             286,800         8,765
   SBC Communications                 729,600        31,874
   Sprint (FON Group)                 215,500        13,038
                                                 ----------
                                                    111,795
                                                 ----------
CONSUMER CYCLICALS (8.7%)
   Albertson's                        631,700        23,136
   Dana                               259,400         6,696
   Ford Motor                         217,925        10,583
   Genuine Parts                      328,700         7,848
   H & R Block                        287,300         8,870
   Masco                            1,212,400        23,869
   J.C. Penney                        252,100         4,569
   Rockwell International             271,900        11,148
                                                 ----------
                                                     96,719
                                                 ----------
--------------------------------------------------------------------------------
                                       SHARES     VALUE (000)
--------------------------------------------------------------------------------
CONSUMER STAPLES (9.1%)
   Bestfoods                          361,500    $   23,317
   Conagra                            637,300        14,698
   Flowers Industries                 356,900         6,446
   H.J. Heinz                         280,800        11,004
   Kimberly-Clark                     459,500        27,800
   Pitney Bowes                       288,600        12,554
   Ryder System                       307,100         5,892
                                                 ----------
                                                    101,711
                                                 ----------
ENERGY (9.8%)
   Coastal                            267,900        16,442
   Conoco                           1,412,484        40,256
   Exxon Mobil                        218,600        18,212
   Texaco                             391,800        22,504
   Unocal                             285,000        10,955
                                                 ----------
                                                    108,369
                                                 ----------
FINANCE (17.5%)
   Allstate                           753,300        19,962
   American Financial Group           139,900         3,908
   American General                   214,000        13,709
   AmSouth Bancorporation             950,468        17,168
   Bank of America                    323,900        17,997
   Chase Manhattan                    115,550         8,630
   Chubb                              195,000        13,650
   Fleet Boston Financial             624,147        23,601
   KeyCorp                            367,700         7,722
   Paine Webber Group                 180,200         8,098
   PNC Financial Services Group       496,200        24,996
   Reliastar Financial                162,900         8,389
   Summit Bancorp                     601,500        17,256
   Torchmark                          347,200         9,439
                                                 ----------
                                                    194,525
                                                 ----------
HEALTH CARE (4.2%)
   Baxter International               532,700        35,425
   Pharmacia                          212,594        11,042
                                                 ----------
                                                     46,467
                                                 ----------
TECHNOLOGY (1.8%)
   International Business Machines    104,700        11,236
   Scana                              352,617         9,124
                                                 ----------
                                                     20,360
                                                 ----------
UTILITIES (1.5%)
   GPU                                282,400         7,978
   Questar                            447,000         9,080
                                                 ----------
                                                     17,058
                                                 ----------
Total Common Stocks
     (Cost $1,006,261)                              996,301
                                                 ----------
66

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------
                                     FACE AMOUNT
                                        (000)     VALUE (000)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS (10.1%)
   Deutsche Bank
     6.440%, dated 05/31/00, matures
     06/01/00, repurchase price
     $56,987,201 (collateralized by
     FHLMC obligation: total market
     value $58,116,549) (D)           $56,977     $  56,977
   Greenwich Capital
     5.670%, dated 05/31/00, matures
     06/01/00, repurchase price
     $55,504,760 (collateralized by
     various GNMA obligations: total
     market value $56,606,827) (D)     55,495        55,495
                                                 ----------
Total Repurchase Agreements
     (Cost $112,472)                                112,472
                                                 ----------
Total Investments (99.8%)
   (Cost $1,118,733)                              1,108,773
                                                 ----------
OTHER ASSETS AND LIABILITIES, NET (0.2%)              1,765
                                                 ----------
NET ASSETS:
Fund shares of the Trust Shares (unlimited
   authorization -- no par value) based
   on 88,766,289 outstanding shares
   of beneficial interest                         1,036,615
Fund shares of the Investor Shares (unlimited
   authorization  -- no par value)
   based on 10,066,266 outstanding shares
   of beneficial interest                           121,924
Fund shares of the Flex Shares (unlimited
   authorization -- no par value) based
   on 8,255,429 outstanding shares
   of beneficial interest                           127,712
Undistributed net investment income                   4,316
Accumulated net realized loss
   on investments                                  (170,069)
Net unrealized depreciation on investments           (9,960)
                                                 ----------
Total Net Assets (100.0%)                        $1,110,538
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share-- Trust Shares                    $10.38
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share-- Investor Shares                 $10.35
                                                 ==========
Maximum Offering Price Per Share--
   Investor Shares ($10.35 / 96.25%)                 $10.75
                                                 ==========
Net Asset Value, Offering and Redemption
   Price Per Share-- Flex Shares (1)                 $10.24
                                                 ==========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.
             FOR DESCRIPTIONS OF ABBREVIATIONS, PLEASE SEE PAGE 68.

--------------------------------------------------------------------------------



                          KEY TO ABBREVIATIONS USED IN
                         THE STATEMENT OF NET ASSETS AND
                             SCHEDULE OF INVESTMENTS

ADR        American Depository Receipt
Cl         Class
CV         Convertible Security
FHLMC      Federal Home Loan Mortgage Corporation
FNMA       Federal National Mortgage Association
GNMA       Government National Mortgage Association
MTN        Medium Term Note
RNC        Risparmio Non-Convertible
Ser        Series
*          Non-income  producing security
(A)        Zero Coupon Bond
(B)        Private Placement Security
(C) Adjustable rate security. The rate reported on the Statement of Net Assets is the rate in effect on May 31, 2000.
(D)        Tri-Party Repurchase Agreement
(GB)       Great British Pound

Amounts designated as "--" are either $0 or have been rounded to $0.

STATEMENTS OF ASSETS AND LIABILITIES (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIOD ENDED MAY 31, 2000

                                                                                         ------------   -------------
                                                                                          E-COMMERCE    INTERNATIONAL
                                                                                          OPPORTUNITY      EQUITY
                                                                                             FUND           FUND
                                                                                          -----------   -------------
Assets:
   Investments at Market Value (Cost $125,976 and $294,340, respectively) ................  $122,538      $300,644
   Cash ..................................................................................        --        17,640
   Foreign Currency (Cost $--and $14,861, respectively) ..................................        --        15,507
   Accrued Income ........................................................................        49         2,354
   Receivable for Investment Securities Sold .............................................    16,334        12,667
   Receivable for Foreign Currency Contracts ............................................         --         2,688
   Receivable for Portfolio Shares Purchased .............................................       364            44
   Other Assets ..........................................................................         3            18
                                                                                            --------      --------
   Total Assets ..........................................................................   139,288       351,562
                                                                                            --------      --------
Liabilities:
   Payable for Investment Securities Purchased ...........................................    12,187        27,447
   Payable for Foreign Currency Contracts ................................................        --         2,688
   Payable for Portfolio Shares Redeemed .................................................       188            87
   Unrealized Foreign Exchange Loss ......................................................        --           223
   Accrued Expenses ......................................................................       186           641
   Other Liabilities .....................................................................       101            23
                                                                                            --------      --------
   Total Liabilities .....................................................................    12,662        31,109
                                                                                            --------      --------
   Total Net Assets ......................................................................  $126,626      $320,453
                                                                                            ========      ========
Net Assets:
   Fund shares of the Trust  Shares  (unlimited  authorization  -- no par value)
     based on 6,706,451 and 23,811,370, respectively, outstanding
     shares of beneficial interest .......................................................  $114,096      $278,001
   Fund shares of the Investor Shares (unlimited authorization-- no par value)
     based on 838,701 outstanding shares of beneficial interest ..........................        --         9,925
   Fund shares of the Flex Shares (unlimited authorization -- no par value) based
     on 1,277,762 and 903,013, respectively, outstanding shares of beneficial interest ...    24,769        13,186
   Distributions in excess of net investment income ......................................        --        (3,841)
   Accumulated net realized gain (loss) on investments ...................................    (8,801)       16,424
   Net unrealized appreciation (depreciation) on investments .............................    (3,438)        6,304
   Net unrealized appreciation on foreign currency and translation of other assets
     and liabilities in foreign currency investments .....................................        --           454
                                                                                            --------      --------
   Total Net Assets ......................................................................  $126,626      $320,453
                                                                                            ========      ========
Net Asset Value, Offering and Redemption Price Per Share -- Trust Shares .................    $15.87        $12.56
                                                                                            ========      ========
Net Asset Value, Offering and Redemption Price Per Share -- Investor Shares ..............        --        $12.47
                                                                                            ========      ========
Maximum Offering Price Per Share -- Investor Shares ($12.47 / 96.25%) ....................        --        $12.96
                                                                                            ========      ========
Net Asset Value, Offering and Redemption Price Per Share -- Flex Shares (1) ..............    $15.81        $12.06
                                                                                            ========      ========

(1) THE FLEX SHARES HAVE A CONTINGENT SALES CHARGE. FOR A DESCRIPTION OF A POSSIBLE SALES CHARGE, SEE NOTES TO THE FINANCIAL STATEMENTS.

Amounts designated as "--" are either $0 or round to $0.




    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

STATEMENTS OF OPERATIONS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIOD ENDED MAY 31, 2000


                                                                                           CAPITAL           CORE        E-COMMERCE
                                                                           BALANCED     APPRECIATION        EQUITY       OPPORTUNITY
                                                                             FUND           FUND             FUND           FUND
                                                                          ----------    ------------      ----------     -----------
                                                                           06/01/99-      06/01/99-       09/30/99*-      09/30/99*-
                                                                           05/31/00       05/31/00         05/31/00       05/31/00
                                                                          ----------    ------------      ----------     -----------
Income:
   Interest Income ....................................................     $ 9,029        $ 6,998        $    154          $ 248
   Dividend Income ....................................................       1,992         19,043             597             72
   Less: Foreign Taxes Withheld .......................................          --             --              --             --
                                                                            -------       --------         -------       --------
   Total Income .......................................................      11,021         26,041             751            320
                                                                            -------       --------         -------       --------
Expenses:
   Investment Advisory Fees ...........................................       3,114         23,701             920            538
   Less: Investment Advisory Fees Waived ..............................        (335)        (1,750)            (63)           (69)
   Administrator Fees .................................................         232          1,458              59             35
   Transfer Agent Fees -- Trust Shares ................................          19             18              11             11
   Transfer Agent Fees -- Investor Shares .............................          21             93              --             --
   Transfer Agent Fees -- Flex Shares .................................          90            203               5              8
   Transfer Agent Out of Pocket Expenses ..............................          23            142               6              3
   Printing Fees ......................................................          21            104               7              4
   Custody Fees .......................................................          19            102               3              2
   Professional Fees ..................................................          24            132               6              4
   Trustee Fees .......................................................           3             16               1              1
   Registration Fees ..................................................          46            135              18             17
   Distribution Fees -- Investor Shares ...............................          36          1,984              --             --
   Less: Distribution Fees Waived -- Investor Shares ..................         (17)          (298)             --             --
   Distribution Fees -- Flex Shares ...................................         765          1,528              11             52
   Less: Distribution Fees Waived -- Flex Shares ......................         (38)           (45)             (3)            (1)
   Insurance and Other Fees ...........................................          17             78              35             38
                                                                            -------       --------         -------       --------
   Total Expenses .....................................................       4,040         27,601           1,016            643
                                                                            -------       --------         -------       --------
   Net Investment Income (Loss) .......................................       6,981         (1,560)           (265)          (323)
                                                                            -------       --------         -------       --------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments .............................          --             --              --             --
   Net Realized Gain (Loss) on Securities Sold ........................       5,831        240,075             386         (8,801)
   Net Realized Loss on Foreign Currency Transactions .................          --             --              --             --
   Net Change in Unrealized Appreciation on Foreign Currency and ......
     Translation of Other Assets and Liabilities in Foreign Currency ..          --             --              --             --
   Net Change in Unrealized Appreciation (Depreciation) on Investments          755        (89,037)         11,612         (3,438)
                                                                            -------       --------         -------       --------
   Total Net Realized and Unrealized Gain (Loss) on Investments .......       6,586        151,038          11,998        (12,239)
                                                                            -------       --------         -------       --------
   Net Increase (Decrease) in Net Assets from Operations ..............     $13,567       $149,478         $11,733       $(12,562)
                                                                            =======       ========         =======       ========



                                                                        GROWTH AND   INTERNATIONAL  INTERNATIONAL    LIFE VISION
                                                                          INCOME        EQUITY         EQUITY      AGGRESSIVE GROWTH
                                                                           FUND          FUND        INDEX FUND          FUND
                                                                          ---------  -------------  -------------  -----------------
                                                                          06/01/99-    06/01/99-      06/01/99-        06/01/99-
                                                                          05/31/00     05/31/00       05/31/00         05/31/00
                                                                          ---------  -------------  -------------  -----------------
Income:
   Interest Income ....................................................   $ 1,155       $  943          $ 396            $  --
   Dividend Income ....................................................    13,185       10,625          3,141              133
   Less: Foreign Taxes Withheld .......................................        --         (692)          (289)              --
                                                                          -------      -------         ------           ------
   Total Income .......................................................    14,340       10,876          3,248              133
                                                                          -------      -------         ------           ------
Expenses:
   Investment Advisory Fees ...........................................     7,270        6,551          1,549               42
   Less: Investment Advisory Fees Waived ..............................        (1)         (18)          (190)             (31)
   Administrator Fees .................................................       572          371            122               13
   Transfer Agent Fees -- Trust Shares ................................        10           18             15               16
   Transfer Agent Fees -- Investor Shares .............................        40           20             14               --
   Transfer Agent Fees -- Flex Shares .................................        68           40             14               --
   Transfer Agent Out of Pocket Expenses ..............................        53           47              7                1
   Printing Fees ......................................................        43            6             10                1
   Custody Fees .......................................................        33          659            245                1
   Professional Fees ..................................................        75           39             15                2
   Trustee Fees .......................................................         2            5              1               --
   Registration Fees ..................................................        26           29             51                1
   Distribution Fees -- Investor Shares ...............................       100           41             19               --
   Less: Distribution Fees Waived -- Investor Shares ..................       (50)         (13)           (12)              --
   Distribution Fees -- Flex Shares ...................................       497          146             32               --
   Less: Distribution Fees Waived -- Flex Shares ......................      (126)         (28)           (12)              --
   Insurance and Other Fees ...........................................        81           27             22               --
                                                                          -------      -------         ------           ------
   Total Expenses .....................................................     8,693        7,940          1,902               46
                                                                          -------      -------         ------           ------
   Net Investment Income (Loss) .......................................     5,647        2,936          1,346               87
                                                                          -------      -------         ------           ------
Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments .............................        --           --             --              780
   Net Realized Gain (Loss) on Securities Sold ........................    28,329       76,552          2,725              158
   Net Realized Loss on Foreign Currency Transactions .................        --       (5,581)          (534)              --
   Net Change in Unrealized Appreciation on Foreign Currency and ......
     Translation of Other Assets and Liabilities in Foreign Currency ..        --          565            116               --
   Net Change in Unrealized Appreciation (Depreciation) on Investments      1,238      (31,341)            37              461
                                                                          -------      -------         ------           ------
   Total Net Realized and Unrealized Gain (Loss) on Investments .......    29,567       40,195          2,344            1,399
                                                                          -------      -------         ------           ------
   Net Increase (Decrease) in Net Assets from Operations ..............   $35,214      $43,131         $3,690           $1,486
                                                                          =======      =======         ======           ======

*Commencement of operations.
Amounts designated as "--" are either $0 or round to $0.


     THE  ACCOMPANYING NOTES ARE AN  INTEGRAL  PART OF THE FINANCIAL STATEMENTS.


70 & 71

STATEMENTS OF OPERATIONS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIOD ENDED MAY 31, 2000


                                                                         LIFE VISION      LIFE VISION     MID-CAP       SMALL CAP
                                                                       GROWTH AND INCOME   MODERATE       EQUITY      GROWTH STOCK
                                                                            FUND          GROWTH FUND      FUND           FUND
                                                                       -----------------  ------------   ----------   ------------
                                                                           06/01/99-        06/01/99-     06/01/99-     06/01/99-
                                                                           05/31/00         05/31/00      05/31/00      05/31/00
                                                                       -----------------  ------------   ----------   ------------
Income:
   Interest Income ....................................................    $  --              $--          $  816         $ 846
   Dividend Income ....................................................      472            2,048           2,182           211
                                                                          ------           ------         -------       -------
   Total Income .......................................................      472            2,048           2,998         1,057
                                                                          ------           ------         -------       -------
   Investment Advisory Fees ...........................................       58              213           2,954         3,468
   Less: Investment Advisory Fees Waived ..............................      (40)            (102)           (191)          (84)
   Administrator Fees .................................................       17               56             181           218
   Transfer Agent Fees -- Trust Shares ................................       17               18              17            26
   Transfer Agent Fees -- Investor Shares .............................       --               --              19            13
   Transfer Agent Fees -- Flex Shares .................................       --               --              31            28
   Transfer Agent Out of Pocket Expenses ..............................        1                5               3            10
   Printing Fees ......................................................        1                4              11            15
   Custody Fees .......................................................        1                4               6            10
   Professional Fees ..................................................        1                7               6            10
   Trustee Fees .......................................................       --               --              --             2
   Registration Fees ..................................................        1                2              17            27
   Distribution Fees -- Investor Shares ...............................       --               --              72            56
   Less: Distribution Fees Waived -- Investor Shares ...................      --               --             (19)          (24)
   Distribution Fees -- Flex Shares ...................................       --               --             150           112
   Less: Distribution Fees Waived -- Flex Shares .......................      --               --             (23)          (17)
   Insurance and Other Fees ...........................................        1                4               3            --
   Amortization of Deferred Organization Costs ........................       --               --              --            --
                                                                          ------           ------         -------       -------
   Total Expenses .....................................................       58              211           3,237         3,870
                                                                          ------           ------         -------       -------
   Net Investment Income (Loss) .......................................      414            1,837            (239)       (2,813)
                                                                          ------           ------         -------       -------
   Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments .............................      832            2,705              --            --
   Net Realized Gain (Loss) on Securities Sold ........................     (524)            (979)         39,061        22,517
   Net Change in Unrealized Appreciation (Depreciation) on Investments       408              264           4,067        40,570
                                                                          ------           ------         -------       -------
   Total Net Realized and Unrealized Gain (Loss) on Investments .......      716            1,990          43,128        63,087
                                                                          ------           ------         -------       -------
   Net Increase (Decrease) in Net Assets from Operations ..............   $1,130           $3,827         $42,889       $60,274
                                                                          ======           ======         =======       =======




                                                                           SMALL CAP      TAX SENSITIVE         VALUE
                                                                         VALUE EQUITY      GROWTH STOCK      INCOME STOCK
                                                                             FUND              FUND              FUND
                                                                         ------------     -------------      ------------
                                                                          06/01/99-         06/01/99-          06/01/99-
                                                                          05/31/00          05/31/00           05/31/00
                                                                         ------------     -------------      ------------
Income:
   Interest Income ....................................................   $    483          $  1,956        $     6,430
   Dividend Income ....................................................      7,070             6,456             41,252
                                                                          --------           -------          ---------
   Total Income .......................................................      7,553             8,412             47,682
                                                                          --------           -------          ---------
   Investment Advisory Fees ...........................................      3,439             7,254             13,106
   Less: Investment Advisory Fees Waived ..............................        (76)             (399)                --
   Administrator Fees .................................................        212               446              1,154
   Transfer Agent Fees -- Trust Shares ................................         18                16                 20
   Transfer Agent Fees -- Investor Shares .............................         --                --                 92
   Transfer Agent Fees -- Flex Shares .................................         44               160                177
   Transfer Agent Out of Pocket Expenses ..............................          6                43                 66
   Printing Fees ......................................................          2                44                  3
   Custody Fees .......................................................          4                29                 58
   Professional Fees ..................................................         10                41                 55
   Trustee Fees .......................................................          1                 6                 --
   Registration Fees ..................................................         11                86                149
   Distribution Fees -- Investor Shares ...............................         --                --                504
   Less: Distribution Fees Waived -- Investor Shares ..................         --                --                 (2)
   Distribution Fees -- Flex Shares ...................................        139             1,867              1,321
   Less: Distribution Fees Waived -- Flex Shares ......................        (36)              (71)               (23)
   Insurance and Other Fees ...........................................         11                16                  6
   Amortization of Deferred Organization Costs ........................         12                --                 --
                                                                          --------           -------          ---------
   Total Expenses .....................................................      3,797             9,538             16,686
                                                                          --------           -------          ---------
   Net Investment Income (Loss) .......................................      3,756            (1,126)            30,996
                                                                          --------           -------          ---------
   Net Realized and Unrealized Gain (Loss) on Investments:
   Capital Gain Received from Investments .............................         --                --                 --
   Net Realized Gain (Loss) on Securities Sold ........................     (3,553)          (23,743)          (147,760)
   Net Change in Unrealized Appreciation (Depreciation) on Investments     (20,563)           58,045           (137,601)
                                                                          --------           -------          ---------
   Total Net Realized and Unrealized Gain (Loss) on Investments .......    (24,116)           34,302           (285,361)
                                                                          --------           -------          ---------
   Net Increase (Decrease) in Net Assets from Operations ..............   $(20,360)          $33,176          $(254,365)
                                                                          ========           =======          =========


Amounts designated as "--" are either $0 or round to $0.


    THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.




                                                                         72 & 73

STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIODS ENDED MAY 31, AND NOVEMBER 30,


                                                                                                                  E-COMMERCE
                                                                                 CAPITAL               CORE       OPPORTUNITY
                                                         BALANCED FUND        APPRECIATION FUND     EQUITY FUND      FUND
                                                       -------------------  ---------------------   -----------   -----------
                                                       06/01/99  06/01/98-  06/01/99-  06/01/98-    09/30/99*-    09/30/99*-
                                                       05/31/00  05/31/99   05/31/00   05/31/99     05/31/00      05/31/00
                                                       --------  --------   ---------  ---------    ----------    -----------
Operations:
  Net Investment Income (Loss) ....................... $  6,981  $  5,369   $   (1,560)$    3,087   $    (265)     $   (323)
  Capital Gain Received from Investments .............       --        --           --         --          --            --
  Net Realized Gain (Loss) on Investments ............    5,831     9,690      240,075    166,440         386        (8,801)
  Net Realized Loss on Foreign Currency Transactions .       --        --           --         --          --            --
  Net Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency and Translation of Other Assets
    and Liabilities in Foreign Currency ..............       --        --           --         --          --            --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...................................      755    11,063      (89,037)   151,103      11,612        (3,438)
                                                       --------  --------   ---------- ----------    --------      --------
    Increase (Decrease) in Net Assets from Operations    13,567    26,122      149,478    320,630      11,733       (12,562)
                                                       --------  --------   ---------- ----------    --------      --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .....................................   (5,433)   (4,438)          --     (5,572)         --            --
    Investor Shares ..................................     (248)     (200)          --        (36)         --            --
    Flex Shares ......................................     (950)     (506)          --         --          --            --
  Capital Gains:
    Trust Shares .....................................   (4,291)  (13,593)     (88,647)  (240,608)         --            --
    Investor Shares ..................................     (233)     (771)     (16,187)   (41,767)         --            --
    Flex Shares ......................................   (1,444)   (2,745)      (8,873)   (19,498)         --            --
                                                       --------  --------   ---------- ----------    --------      --------
  Total Distributions ................................  (12,599)  (22,253)    (113,707)  (307,481)         --            --
                                                       --------  --------   ---------- ----------    --------      --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ......................   93,109   146,574      313,347    673,116     159,873       140,662
    Shares Issued in Connection with Crestar Merger ..       --        --           --    139,648          --            --
    Shares Issued in Connection with Fund
        Reorganizations ..............................       --        --           --         --          --            --
    Reinvestment of Cash Distributions ...............    9,575    17,886       83,171    234,593          --            --
    Cost of Shares Repurchased ....................... (131,695) (104,280)  (1,096,316)  (623,912)    (20,053)      (26,252)
                                                       --------  --------   ---------- ----------    --------      --------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .....................................  (29,011)   60,180     (699,798)   423,445     139,820       114,410
                                                       --------  --------   ---------- ----------    --------      --------
  Investor Shares:
    Proceeds from Shares Issued ......................    1,969     7,551       12,858     32,561          --            --
    Shares Issued in Connection with Crestar Merger ..       --        --           --     12,499          --            --
    Shares Issued in Connection with ESC Merger ......       --        --           --         --          --            --
    Reinvestment of Cash Distributions ...............      477       966       15,949     41,544          --            --
    Cost of Shares Repurchased .......................   (7,771)   (2,023)     (93,208)   (49,083)         --            --
                                                       --------  --------   ---------- ----------    --------      --------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ...............................   (5,325)    6,494      (64,401)    37,521          --            --
                                                       --------  --------   ---------- ----------    --------      --------
  Flex Shares:
    Proceeds from Shares Issued ......................   26,174    54,572       29,168     68,098       4,336        25,730
    Shares Issued in Connection with Crestar Merger ..       --        --           --         --       7,867            --
    Shares Issued in Connection with ESC Merger .....        --        --           --         --          --            --
    Reinvestment of Cash Distributions ..............     2,328     3,206        8,732     19,257          --            --
    Cost of Shares Repurchased ......................   (37,791)  (12,484)     (73,027)   (39,576)       (121)         (952)
                                                       --------  --------   ---------- ----------    --------      --------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions .........................    (9,289)   45,294      (35,127)    55,646       4,215        24,778
                                                       --------  --------   ---------- ----------    --------      --------
    Increase (Decrease) in Net Assets From Share
      Transactions ..................................   (43,625)  111,968     (799,326)   516,612     144,035       139,188
                                                       --------  --------   ---------- ----------    --------      --------
      Total Increase (Decrease) in Net Assets .......   (42,657)  115,837     (763,555)   529,761     155,768       126,626
                                                       --------  --------   ---------- ----------    --------      --------
Net Assets:
  Beginning of Period ...............................   340,240   224,403    2,440,062  1,910,301          --            --
                                                       --------  --------   ---------- ----------    --------      --------
  End of Period ...................................... $297,583  $340,240   $1,676,507 $2,440,062    $155,768      $126,626
                                                       ========  ========   ========== ==========    ========      ========



                                                                                            INTERNATIONAL         INTERNATIONAL
                                                                 GROWTH AND                    EQUITY                EQUITY
                                                                 INCOME FUND                    FUND               INDEX FUND
                                                         -----------------------------   -------------------   ------------------
                                                         06/01/99- 12/01/98- 12/01/97-   06/01/99- 06/01/98-   06/01/99- 06/01/98-
                                                         05/31/00  05/31/99  11/30/98    05/31/00  05/31/99    05/31/00  05/31/99
                                                         --------- --------- ---------   --------- ---------   --------- ---------
Operations:
  Net Investment Income (Loss) .......................   $  5,647  $  1,547  $  3,859    $  2,936  $  3,923    $  1,346  $   392
  Capital Gain Received from Investments .............         --        --        --          --        --          --       --
  Net Realized Gain (Loss) on Investments ............     28,329    48,404    42,161      76,552    21,269       2,725    7,583
  Net Realized Loss on Foreign Currency Transactions .         --        --        --      (5,581)     (811)       (534)     (40)
  Net Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency and Translation of Other Assets
    and Liabilities in Foreign Currency ..............         --        --        --         565       (10)        116      (88)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...................................      1,238    39,898    33,416     (31,341)  (78,440)         37   (3,971)
                                                         --------  --------  --------    --------  --------    --------  -------
    Increase (Decrease) in Net Assets from Operations      35,214    89,849    79,436      43,131   (54,069)      3,690    3,876
                                                         --------  --------  --------    --------  --------    --------  -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .....................................     (4,628)     (935)   (3,768)     (2,937)   (2,385)       (276)  (1,136)
    Investor Shares ..................................       (188)      (66)     (212)        (22)       (6)         --      (83)
    Flex Shares ......................................         --        (7)       --          --        --          --       (4)
  Capital Gains:
    Trust Shares .....................................    (44,093)  (38,443) (110,281)    (70,119)  (33,895)       (863)  (8,431)
    Investor Shares ..................................     (2,546)   (2,259)   (5,275)     (1,670)     (965)        (41)    (877)
    Flex Shares ......................................     (2,921)   (1,704)   (2,562)     (2,014)   (1,189)        (21)    (172)
                                                         --------  --------  --------    --------  --------    --------  -------
  Total Distributions ................................    (54,376)  (43,414) (122,098)    (76,762)  (38,440)     (1,201) (10,703)
                                                         --------  --------  --------    --------  --------    --------  -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ......................    367,032    77,854    92,390      66,686   172,988     297,168   34,363
    Shares Issued in Connection with Crestar Merger ..         --        --        --          --        --          --       --
    Shares Issued in Connection with Fund
        Reorganizations ..............................         --        --        --      21,915        --          --       --
    Reinvestment of Cash Distributions ...............     34,372    11,972    88,294      66,001    33,324       1,011    8,985
    Cost of Shares Repurchased .......................   (134,326)  (74,302) (153,783)   (396,524) (175,047)    (33,456) (18,882)
                                                         --------  --------  --------    --------  --------     -------  -------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .....................................    267,078    15,524    26,901    (241,922)   31,265     264,723   24,466
                                                         --------  --------  --------    --------  --------    --------  -------
  Investor Shares:
    Proceeds from Shares Issued ......................     17,046     2,099    11,222       1,176     2,728       2,934    1,083
    Shares Issued in Connection with Crestar Merger ..         --        --        --          --        --          --       --
    Shares Issued in Connection with ESC Merger ......      7,989        --        --       1,242        --          --       --
    Reinvestment of Cash Distributions ...............      2,496     2,157     5,277       1,683       965          40      959
    Cost of Shares Repurchased .......................    (20,339)   (4,209)   (8,617)     (7,206)   (4,566)     (4,152)  (3,668)
                                                         --------  --------  --------    --------  --------    --------  -------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ...............................      7,192        47     7,882      (3,105)     (873)     (1,178)  (1,626)
                                                         --------  --------  --------    --------  --------    --------  -------
  Flex Shares:
    Proceeds from Shares Issued ......................     37,577     8,350    12,797       2,028     6,324       5,107      980
    Shares Issued in Connection with Crestar Merger ..         --        --        --          --        --          --       --
    Shares Issued in Connection with ESC Merger .....       1,536        --        --         666        --          --       --
    Reinvestment of Cash Distributions ..............       2,843     1,675     2,504       1,975     1,174          21      174
    Cost of Shares Repurchased ......................     (13,227)   (2,763)   (2,494)    (10,061)   (8,295)       (883)    (987)
                                                         --------  --------  --------    --------  --------    --------  -------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions .........................      28,729     7,262    12,807      (5,392)     (797)      4,245      167
                                                         --------  --------  --------    --------  --------    --------  -------
    Increase (Decrease) in Net Assets From Share
      Transactions ..................................     302,999    22,833    47,590    (250,419)   29,595     267,790   23,007
                                                         --------  --------  --------    --------  --------     -------  -------
      Total Increase (Decrease) in Net Assets .......     283,837    69,268     4,928    (284,050)  (62,914)    270,279   16,180
                                                         --------  --------  --------    --------  --------    --------  -------
Net Assets:
  Beginning of Period ...............................     706,400   637,132   632,204     604,503   667,417      80,990   64,810
                                                         --------  --------  --------    --------  --------    --------  -------
  End of Period ......................................   $990,237  $706,400  $637,132    $320,453  $604,503    $351,269  $80,990
                                                         ========  ========  ========    ========  ========    ========  =======


                                                                  LIFE VISION
                                                                  AGGRESSIVE
                                                                  GROWTH FUND
                                                          -----------------------------
                                                          06/01/99- 12/01/98- 12/01/97-
                                                          05/31/00  05/31/99  11/30/98
                                                          --------- --------- ---------
Operations:
  Net Investment Income (Loss) .......................    $    87   $    25   $    36
  Capital Gain Received from Investments .............        780       499     1,739
  Net Realized Gain (Loss) on Investments ............        158       (42)     (463)
  Net Realized Loss on Foreign Currency Transactions .         --        --        --
  Net Change in Unrealized Appreciation (Depreciation)
    on Foreign Currency and Translation of Other Assets
    and Liabilities in Foreign Currency ..............         --        --        --
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...................................        461     1,329      (226)
                                                          -------   -------   -------
    Increase (Decrease) in Net Assets from Operations       1,486     1,811     1,086
                                                          -------   -------   -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .....................................        (88)      (24)      (35)
    Investor Shares ..................................         --        --        --
    Flex Shares ......................................         --        --        --
  Capital Gains:
    Trust Shares .....................................       (807)   (1,670)       --
    Investor Shares ..................................         --        --        --
    Flex Shares ......................................         --        --        --
                                                          -------   -------   -------
  Total Distributions ................................       (895)   (1,694)      (35)
                                                          -------   -------   -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ......................     11,078     2,114     5,852
    Shares Issued in Connection with Crestar Merger ..         --        --        --
    Shares Issued in Connection with Fund
        Reorganizations ..............................         --        --        --
    Reinvestment of Cash Distributions ...............        894     1,694        36
    Cost of Shares Repurchased .......................    (12,850)   (1,456)   (4,421)
                                                          -------   -------   -------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .....................................       (878)    2,352     1,467
                                                          -------   -------   -------
  Investor Shares:
    Proceeds from Shares Issued ......................         --        --        --
    Shares Issued in Connection with Crestar Merger ..         --        --        --
    Shares Issued in Connection with ESC Merger ......         --        --        --
    Reinvestment of Cash Distributions ...............         --        --        --
    Cost of Shares Repurchased .......................         --        --        --
                                                          -------   -------   -------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions ...............................         --        --        --
                                                          -------   -------   -------
  Flex Shares:
    Proceeds from Shares Issued ......................         --        --        --
    Shares Issued in Connection with Crestar Merger ..         --        --        --
    Shares Issued in Connection with ESC Merger .....          --        --        --
    Reinvestment of Cash Distributions ..............          --        --        --
    Cost of Shares Repurchased ......................          --        --        --
                                                          -------   -------   -------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions .........................          --        --        --
                                                          -------   -------   -------
    Increase (Decrease) in Net Assets From Share
      Transactions ..................................        (878)    2,352     1,467
                                                          -------   -------   -------
      Total Increase (Decrease) in Net Assets .......        (287)    2,469     2,518
                                                          -------   -------   -------
Net Assets:
  Beginning of Period ...............................      18,699    16,230    13,712
                                                          -------   -------   -------
  End of Period ......................................    $18,412   $18,699   $16,230
                                                          =======   =======   =======


*Commencement of operations.
(1) See Note 6 in the notes to the financial statements for additional information. Amounts designated as "--" are either $0 or have been rounded to $0.


     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                                                         74 & 75

STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIODS ENDED MAY 31, AND NOVEMBER 30,



                                                                           LIFE VISION                     LIFE VISION
                                                                     GROWTH AND INCOME FUND           MODERATE GROWTH FUND
                                                                -------------------------------  -----------------------------
                                                                06/01/99-  12/01/98-  12/01/97-  06/01/99- 12/01/98- 12/01/97-
                                                                05/31/00   05/31/99   11/30/98   05/31/00  05/31/99  11/30/98
                                                                ---------  ---------  ---------  --------- --------- ---------
Operations
  Net Investment Income (Loss) ............................... $   414     $   138     $   357    $ 1,837   $   867  $  2,062
  Capital Gain Received from Investments .....................     832         490       2,121      2,705     2,204     6,921
  Net Realized Gain (Loss) on Investments ....................    (524)        (82)        (45)      (979)      317    (1,004)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...........................................     408         922        (580)       264     2,338    (1,024)
                                                               -------     -------     -------    -------   -------   -------
  Increase (Decrease) in Net Assets from Operations ..........   1,130       1,468       1,853      3,827     5,726     6,955
                                                               -------     -------     -------    -------   -------   -------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .............................................    (359)       (114)       (360)    (1,683)     (735)   (2,072)
    Investor Shares ..........................................      --          --          --         --        --        --
    Flex Shares ..............................................      --          --          --         --        --        --
  Capital Gains:
    Trust Shares .............................................    (571)     (2,475)        (22)    (3,458)   (6,686)     (238)
    Investor Shares ..........................................      --          --          --         --        --        --
    Flex Shares ..............................................      --          --          --         --        --        --
                                                               -------     -------     -------    -------   -------   -------
  Total Distributions ........................................    (930)     (2,589)       (382)    (5,141)   (7,421)   (2,310)
                                                               -------     -------     -------    -------   -------   -------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..............................  18,854       2,679       2,591     33,036     5,124    15,849
    Shares Issued in Connection with Common Trust Fund
      Conversion .............................................      --          --          --         --        --        --
    Shares Issued in Connection with Crestar Merger ..........      --          --          --         --        --        --
    Shares Issued in Connection with Fund Reorganizations ....      --          --          --         --        --        --
    Reinvestment of Cash Distributions .......................     928       2,589         382      5,141     7,421     2,310
    Cost of Shares Repurchased ............................... (11,459)     (1,239)     (7,923)   (55,429)  (15,873)  (19,035)
                                                               -------     -------     -------    -------   -------   -------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .............................................   8,323       4,029      (4,950)   (17,252)   (3,328)     (876)
                                                               -------     -------     -------    -------   -------   -------
  Investor Shares:
    Proceeds from Shares Issued ..............................      --          --          --         --        --        --
    Shares Issued in Connection with Fund Reorganizations ....      --          --          --         --        --        --
    Shares Issued in Connection with ESC Merger ..............      --          --          --         --        --        --
    Reinvestment of Cash Distributions .......................      --          --          --         --        --        --
    Cost of Shares Repurchased ...............................      --          --          --         --        --        --
                                                               -------     -------     -------    -------   -------   -------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions .......................................      --          --          --         --        --        --
                                                               -------     -------     -------    -------   -------   -------
    Proceeds from Shares Issued ..............................      --          --          --         --        --        --
    Shares Issued in Connection with Crestar Merger ..........      --          --          --         --        --        --
    Shares Issued in Connection with Fund Reorganizations ....      --          --          --         --        --        --
    Shares Issued in Connection with ESC Merger ..............      --          --          --         --        --        --
    Reinvestment of Cash Distributions .......................      --          --          --         --        --        --
    Cost of Shares Repurchased ...............................      --          --          --         --        --        --
                                                               -------     -------     -------    -------   -------   -------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions ..................................      --          --          --         --        --        --
                                                               -------     -------     -------    -------   -------   -------
    Increase (Decrease) in Net Assets From Share
      Transactions ...........................................   8,323       4,029      (4,950)   (17,252)   (3,328)     (876)
                                                               -------     -------     -------    -------   -------   -------

      Total Increase (Decrease) in Net Assets ................   8,523       2,908      (3,479)   (18,566)   (5,023)    3,769
                                                               -------     -------     -------    -------   -------   -------
Net Assets:
  Beginning of Period ........................................  21,950      19,042      22,521     88,188    93,211    89,442
                                                               -------     -------     -------    -------   -------   -------
  End of Period .............................................. $30,473     $21,950     $19,042    $69,622   $88,188   $93,211
                                                               =======     =======     =======    =======   =======   =======



                                                                                             SMALL CAP
                                                                   MID-CAP EQUITY              GROWTH             SMALL CAP VALUE
                                                                        FUND                 STOCK FUND              EQUITY FUND
                                                               --------------------    --------------------     ---------  ---------
                                                               06/01/99-  06/01/98-    06/01/99- 10/08/98*-     06/01/99-  06/01/98-
                                                               05/31/00   05/31/99     05/31/00   05/31/99      05/31/00   05/31/99
                                                               ---------  ---------    ---------  ---------     ---------  ---------
Operations
  Net Investment Income (Loss) ............................... $   (239)   $ (1,779)    $ (2,813)  $   (141)     $  3,756  $  3,797
  Capital Gain Received from Investments .....................       --          --           --         --            --        --
  Net Realized Gain (Loss) on Investments ....................   39,061      12,419       22,517      2,335        (3,553)  (48,614)
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...........................................    4,067     (10,771)      40,570      4,550       (20,563)  (39,458)
                                                               --------    --------     --------    -------      --------  --------
  Increase (Decrease) in Net Assets from Operations ..........   42,889        (131)      60,274      6,744       (20,360)  (84,275)
                                                               --------    --------     --------    -------      --------  --------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .............................................       --          --           --         (4)       (3,505)   (3,830)
    Investor Shares ..........................................       --          (3)          --         --            --        --
    Flex Shares ..............................................       --          --           --         --            (6)      (46)
  Capital Gains:
    Trust Shares .............................................  (15,785)    (26,541)      (2,438)       (24)           --   (17,401)
    Investor Shares ..........................................   (1,189)     (1,970)          --         --            --        --
    Flex Shares ..............................................   (1,047)     (1,677)         (83)        (1)           --    (1,638)
                                                               --------    --------     --------    -------      --------  --------
  Total Distributions ........................................ ( 18,021)    (30,191)      (2,521)       (29)       (3,511)  (22,915)
                                                               --------    --------     --------    -------      --------  --------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..............................  155,090     197,227      191,895     69,418       103,359   159,166
    Shares Issued in Connection with Common Trust Fund
      Conversion .............................................       --          --           --         --            --        --
    Shares Issued in Connection with Crestar Merger ..........       --          --           --     88,940            --        --
    Shares Issued in Connection with Fund Reorganizations ....       --          --       93,889         --            --        --
    Reinvestment of Cash Distributions .......................   14,649      25,335        2,092         28         2,725    19,237
    Cost of Shares Repurchased ............................... (239,058)   (280,036)     (68,278)   (12,528)     (173,187) (170,356)
                                                               --------    --------     --------    -------      --------  --------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .............................................  (69,319)    (57,474)     219,598    145,858       (67,103)    8,047
                                                               --------    --------     --------    -------      --------  --------
  Investor Shares:
    Proceeds from Shares Issued ..............................    1,381       3,015        2,463         --            --        --
    Shares Issued in Connection with Fund Reorganizations ....       --          --       12,481         --            --        --
    Shares Issued in Connection with ESC Merger ..............       --          --       34,455         --            --        --
    Reinvestment of Cash Distributions .......................    1,183       1,967           --         --            --        --
    Cost of Shares Repurchased ...............................   (8,975)     (8,523)      (7,316)        --            --        --
                                                               --------    --------     --------    -------      --------  --------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions .......................................   (6,411)     (3,541)      42,083         --            --        --
                                                               --------    --------     --------    -------      --------  --------
    Proceeds from Shares Issued ..............................    3,480       4,866        4,518      3,553         1,802     2,579
    Shares Issued in Connection with Crestar Merger ..........       --          --           --      2,699            --        --
    Shares Issued in Connection with Fund Reorganizations ....       --          --        2,772         --            --        --
    Shares Issued in Connection with ESC Merger ..............       --          --       14,435         --            --        --
    Reinvestment of Cash Distributions .......................    1,037       1,671           83          1             5     1,669
    Cost of Shares Repurchased ...............................   (7,098)     (7,908)      (5,119)      (378)      (11,612)  (15,110)
                                                               --------    --------     --------    -------      --------  --------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions ..................................   (2,581)     (1,371)      16,689      5,875        (9,805)  (10,862)
                                                               --------    --------     --------    -------      --------  --------
    Increase (Decrease) in Net Assets From Share
      Transactions ...........................................  (78,311)    (62,386)     278,370    151,733       (76,908)   (2,815)
                                                               --------    --------     --------    -------      --------  --------

      Total Increase (Decrease) in Net Assets ................  (53,443)    (92,708)     336,123    158,448      (100,779) (110,005)
                                                               --------    --------     --------    -------      --------  --------
Net Assets:
  Beginning of Period ........................................  289,089     381,797      158,448         --       321,449   431,454
                                                               --------    --------     --------    -------      --------  --------
  End of Period .............................................. $235,646    $289,089     $494,571   $158,448      $220,670  $321,449
                                                               ========    ========     ========   ========      ========  ========


                                                                    TAX SENSITIVE
                                                                        GROWTH                VALUE INCOME
                                                                      STOCK FUND               STOCK FUND
                                                                ---------  ---------      ---------  ---------
                                                                06/01/99- 12/11/98*-      06/01/99-  06/01/98-
                                                                05/31/00   05/31/99       05/31/00   05/31/99
                                                                ---------  ---------      ---------  ---------
Operations
  Net Investment Income (Loss) ............................... $   (1,126)  $     38     $   30,996 $   33,942
  Capital Gain Received from Investments .....................         --         --             --         --
  Net Realized Gain (Loss) on Investments ....................    (23,743)     4,943       (147,760)   219,408
  Net Change in Unrealized Appreciation (Depreciation)
    on Investments ...........................................     58,045     14,808       (137,601)   (71,294)
                                                               ----------   --------     ---------- ----------
  Increase (Decrease) in Net Assets from Operations ..........     33,176     19,789       (254,365)   182,056
                                                               ----------   --------     ---------- ----------
Distributions to Shareholders:
  Net Investment Income:
    Trust Shares .............................................         --        (87)       (27,678)   (30,625)
    Investor Shares ..........................................         --         --         (2,514)    (3,178)
    Flex Shares ..............................................         --         --         (1,129)    (1,535)
  Capital Gains:
    Trust Shares .............................................         --         --       (131,535)  (229,623)
    Investor Shares ..........................................         --         --        (14,565)   (29,331)
    Flex Shares ..............................................         --         --        (13,032)   (25,364)
                                                               ----------   --------     ---------- ----------
  Total Distributions ........................................         --        (87)      (190,453)  (319,656)
                                                               ----------   --------     ---------- ----------
Capital Transactions (1):
  Trust Shares:
    Proceeds from Shares Issued ..............................    556,671    121,119        383,909    354,278
    Shares Issued in Connection with Common Trust Fund
      Conversion .............................................         --     99,222             --         --
    Shares Issued in Connection with Crestar Merger ..........         --         --             --         --
    Shares Issued in Connection with Fund Reorganizations ....         --         --             --         --
    Reinvestment of Cash Distributions .......................         --         87        146,588    241,723
    Cost of Shares Repurchased ...............................    (95,363)   (15,922)      (831,377)  (621,009)
                                                               ----------   --------     ---------- ----------
  Increase (Decrease) in Net Assets From Trust Share
    Transactions .............................................    461,308    204,506       (300,880)   (25,008)
                                                               ----------   --------     ---------- ----------
  Investor Shares:
    Proceeds from Shares Issued ..............................         --         --          6,784     17,566
    Shares Issued in Connection with Fund Reorganizations ....         --         --             --         --
    Shares Issued in Connection with ESC Merger ..............         --         --             --         --
    Reinvestment of Cash Distributions .......................         --         --         16,876     32,240
    Cost of Shares Repurchased ...............................         --         --        (72,831)   (51,945)
                                                               ----------   --------     ---------- ----------
  Increase (Decrease) in Net Assets From Investor
    Share Transactions .......................................         --         --        (49,171)    (2,139)

    Proceeds from Shares Issued ..............................    242,949     77,327         18,991     38,150
    Shares Issued in Connection with Crestar Merger ..........         --         --             --         --
    Shares Issued in Connection with Fund Reorganizations ....         --         --             --         --
    Shares Issued in Connection with ESC Merger ..............         --         --             --         --
    Reinvestment of Cash Distributions .......................         --         --         13,741     26,492
    Cost of Shares Repurchased ...............................    (36,077)    (2,117)       (78,588)   (65,171)
                                                               ----------   --------     ---------- ----------
  Increase (Decrease) in Net Assets From
    Flex Share Transactions ..................................    206,872     75,210        (45,856)      (529)
                                                               ----------   --------     ---------- ----------
    Increase (Decrease) in Net Assets From Share
      Transactions ...........................................    668,180    279,716       (395,907)   (27,676)
                                                               ----------   --------     ---------- ----------

      Total Increase (Decrease) in Net Assets ................    701,356    299,418       (840,725)  (165,276)
                                                               ----------   --------     ---------- ----------
Net Assets:
  Beginning of Period ........................................    299,418         --      1,951,263  2,116,539
                                                               ----------   --------     ---------- ----------
  End of Period .............................................. $1,000,774   $299,418     $1,110,538 $1,951,263
                                                               ==========   ========     ========== ==========


*Commencement of Operations.
(1) See Note 6 in the financial statements for additional information Amounts designated as "--" are either $0 or have been rounded to $0.



     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                                                         76 & 77

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC  EQUITY FUNDS FOR THE PERIODS MAY 31, (UNLESS  OTHERWISE  INDICATED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS








                                 NET ASSET                        NET REALIZED AND    DISTRIBUTIONS
                                   VALUE              NET        UNREALIZED GAINS       FROM NET      DISTRIBUTIONS     NET ASSET
                                 BEGINNING        INVESTMENT         (LOSSES)          INVESTMENT     FROM REALIZED     VALUE END
                                 OF PERIOD       INCOME (LOSS)    ON INVESTMENTS         INCOME       CAPITAL GAINS     OF PERIOD
                                ------------    ---------------  -----------------    -------------   -------------     ---------
BALANCED FUND
Trust Shares
           2000                    $13.26           $ 0.32            $ 0.33             $(0.30)         $ (0.24)        $13.37
           1999                     13.09             0.28              1.09              (0.28)           (0.92)         13.26
           1998                     11.94             0.31              2.19              (0.32)           (1.03)         13.09
           1997                     11.55             0.33              1.47              (0.32)           (1.09)         11.94
           1996                     10.26             0.33              1.41              (0.34)           (0.11)         11.55
Investor Shares
           2000                    $13.32           $ 0.29            $ 0.31             $(0.25)         $ (0.24)        $13.43
           1999                     13.14             0.24              1.10              (0.24)           (0.92)         13.32
           1998                     11.99             0.28              2.19              (0.29)           (1.03)         13.14
           1997                     11.60             0.29              1.48              (0.29)           (1.09)         11.99
           1996                     10.30             0.30              1.41              (0.30)           (0.11)         11.60
Flex Shares
           2000                    $13.17           $ 0.17            $ 0.33             $(0.16)         $ (0.24)        $13.27
           1999                     13.02             0.16              1.07              (0.16)           (0.92)         13.17
           1998                     11.90             0.20              2.16              (0.21)           (1.03)         13.02
           1997                     11.53             0.22              1.45              (0.21)           (1.09)         11.90
           1996(1)                  10.36             0.24              1.29              (0.25)           (0.11)         11.53
CAPITAL APPRECIATION FUND
Trust Shares
           2000                    $16.62           $ 0.02            $ 1.40             $   --          $ (0.92)        $17.12
           1999                     16.48             0.05              2.70              (0.06)           (2.55)         16.62
           1998                     15.09             0.09              3.96              (0.09)           (2.57)         16.48
           1997                     14.90             0.12              3.13              (0.12)           (2.94)         15.09
           1996                     12.18             0.12              3.32              (0.13)           (0.59)         14.90
Investor Shares
           2000                    $16.53           $(0.11)           $ 1.41             $   --          $ (0.92)        $16.91
           1999                     16.43            (0.05)             2.70                 --            (2.55)         16.53
           1998                     15.06            (0.01)             3.95                 --            (2.57)         16.43
           1997                     14.89             0.03              3.10              (0.02)           (2.94)         15.06
           1996                     12.17             0.03              3.32              (0.04)           (0.59)         14.89
Flex Shares
           2000                    $16.18           $(0.24)           $ 1.43             $   --          $ (0.92)        $16.45
           1999                     16.22            (0.09)             2.60                 --            (2.55)         16.18
           1998                     14.96            (0.04)             3.87                 --            (2.57)         16.22
           1997                     14.84            (0.01)             3.07                 --            (2.94)         14.96
           1996(2)                  12.20             0.02              3.26              (0.05)           (0.59)         14.84
CORE EQUITY FUND
Trust Shares
           2000(3)                 $10.00           $(0.02)           $ 1.13             $   --          $    --         $11.11
Flex Shares
           2000(4)                 $10.63           $(0.04)           $ 0.47             $   --          $    --         $11.06
E-COMMERCE OPPORTUNITY FUND
Trust Shares
           2000(3)                 $10.00           $(0.04)           $ 5.91             $   --           $   --         $15.87
Flex Shares
           2000(4)                 $18.20           $(0.07)           $(2.32)            $   --           $   --         $15.81
GROWTH AND INCOME FUND (A)
Trust Shares
           2000                    $16.09           $ 0.11            $ 0.55             $(0.10)         $ (1.12)        $15.53
           1999(5)                  15.10             0.04              1.97              (0.02)           (1.00)         16.09
  For the years ended November 30:
           1998                     16.55             0.09              1.64              (0.09)           (3.09)         15.10
           1997                     13.39             0.14              3.24              (0.15)           (0.07)         16.55
           1996                     11.60             0.17              2.38              (0.17)           (0.59)         13.39
           1995                     10.73             0.24              2.62              (0.26)           (1.73)         11.60
Investor Shares
           2000                    $16.21           $ 0.09            $ 0.55             $(0.08)         $ (1.12)        $15.65
           1999(5)                  15.21             0.04              1.99              (0.03)           (1.00)         16.21
  For the years ended November 30:
           1998                     16.64             0.10              1.66              (0.10)           (3.09)         15.21
           1997                     13.47             0.13              3.25              (0.14)           (0.07)         16.64
           1996                     11.66             0.17              2.39              (0.16)           (0.59)         13.47
           1995                     10.78             0.25              2.62              (0.26)           (1.73)         11.66
Flex Shares
           2000                    $16.10           $   --            $ 0.51             $   --          $ (1.12)        $15.49
           1999(5)                  15.14            (0.01)             1.97                 --            (1.00)         16.10
  For the years ended November 30:
           1998                     16.59            (0.01)             1.64                 --            (3.08)         15.14
           1997                     13.44             0.04              3.23              (0.05)           (0.07)         16.59
           1996                     11.64             0.09              2.38              (0.08)           (0.59)         13.44
           1995(6)                  11.11             0.12              1.62              (1.14)           (1.07)         11.64




                                                                                                          RATIO OF
                                                             NET ASSETS           RATIO OF          NET INVESTMENT
                                                TOTAL          END OF            EXPENSES TO       INCOME (LOSS) TO
                                               RETURN+      PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS
                                              ---------    -------------     ------------------   ------------------
BALANCED FUND
Trust Shares
           2000                                  5.02%     $   223,634              0.97%                 2.39%
           1999                                 10.98          251,752              0.97                  2.19
           1998                                 22.15          188,465              0.96                  2.51
           1997                                 16.66          151,358              0.95                  2.89
           1996                                 17.26          111,638              0.95                  3.00
Investor Shares
           2000                                  4.66%      $    9,627              1.27%                 2.07%
           1999                                 10.70           14,962              1.27                  1.89
           1998                                 21.72            8,313              1.26                  2.21
           1997                                 16.27            6,012              1.25                  2.58
           1996                                 16.88            4,896              1.25                  2.70
Flex Shares
           2000                                  3.88%     $    64,322              2.03%                 1.33%
           1999                                  9.84           73,526              2.03                  1.13
           1998                                 20.85           27,625              2.02                  1.41
           1997                                 15.40            6,067              2.01                  1.84
           1996(1)                              15.58            3,131              2.00                  1.85
CAPITAL APPRECIATION FUND
Trust Shares
           2000                                  8.98%      $1,296,927              1.17%                 0.10%
           1999                                 17.83        1,966,842              1.17                  0.29
           1998                                 29.51        1,532,587              1.16                  0.61
           1997                                 24.66        1,085,128              1.15                  0.83
           1996                                 28.97          981,498              1.15                  0.90
Investor Shares
           2000                                  8.29%     $   251,421              1.82%                (0.55)%
           1999                                 17.20          311,120              1.82                 (0.30)
           1998                                 28.71          271,044              1.81                 (0.03)
           1997                                 23.74          218,660              1.80                  0.19
           1996                                 28.18          191,078              1.80                  0.24
Flex Shares
           2000                                  7.77%     $   128,159              2.29%                (1.03)%
           1999                                 16.50          162,100              2.29                 (0.86)
           1998                                 28.12          106,670              2.26                 (0.46)
           1997                                 23.24           36,753              2.27                 (0.29)
           1996(2)                              27.48           10,969              2.27                 (0.29)
CORE EQUITY FUND
Trust Shares
           2000(3)                              11.10%     $   151,421              1.20%                (0.30)%
Flex Shares
           2000(4)                               4.05%     $     4,347              2.25%                (1.39)%
E-COMMERCE OPPORTUNITY FUND
Trust Shares
           2000(3)                              58.70%     $   106,425              1.20%                (0.54)%
Flex Shares
           2000(4)                             (13.13)%    $    20,201              2.25%                (1.65)%
GROWTH AND INCOME FUND (A)
Trust Shares
           2000                                  4.11%     $   885,109              1.01%                 0.76%
           1999(5)                              14.24          634,279              1.14                  0.49
  For the years ended November 30:
           1998                                 13.64          577,042              1.03                  0.63
           1997                                 25.41          590,824              1.02                  0.92
           1996                                 22.68          553,648              1.02                  1.38
           1995                                 28.76          220,386              1.02                  2.16
Investor Shares
           2000                                  3.92%     $    42,666              1.18%                 0.58%
           1999(5)                              14.31           36,958              1.08                  0.54
  For the years ended November 30:
           1998                                 13.69           34,434              1.03                  0.63
           1997                                 25.42           28,112              1.03                  0.89
           1996                                 22.63           17,997              1.03                  1.35
           1995                                 28.71           12,633              1.03                  2.14
Flex Shares
           2000                                  3.11%     $    62,462              1.93%                (0.14)%
           1999(5)                              13.85           35,163              1.83                 (0.21)
  For the years ended November 30:
           1998                                 12.78           25,656              1.78                 (0.13)
           1997                                 24.63           13,269              1.73                  0.15
           1996                                 21.81            5,131              1.68                  0.71
           1995(6)                              15.78            2,086              1.68                  1.13



                                                                             RATIO OF
                                                        RATIO OF          NET INVESTMENT
                                                         EXPENSES TO    INCOME (LOSS) TO
                                                  AVERAGE NET ASSETS   AVERAGE NET ASSETS   PORTFOLIO
                                                  (EXCLUDING WAIVERS   (EXCLUDING WAIVERS   TURNOVER
                                                  AND REIMBURSEMENTS)  AND REIMBURSEMENTS)    RATE
                                                  -------------------  -------------------  ---------
BALANCED FUND
Trust Shares
           2000                                           1.07%              2.29%           182%
           1999                                           1.06               2.10            179
           1998                                           1.08               2.39            154
           1997                                           1.08               2.76            197
           1996                                           1.09               2.86            155
Investor Shares
           2000                                          1.51%               1.83%           182%
           1999                                           1.43               1.73            179
           1998                                           1.59               1.88            154
           1997                                           1.64               2.19            197
           1996                                           1.89               2.06            155
Flex Shares
           2000                                           2.18%              1.18%           182%
           1999                                           2.15               1.01            179
           1998                                           2.23               1.20            154
           1997                                           2.45               1.40            197
           1996(1)                                        2.97               0.88            155
CAPITAL APPRECIATION FUND
Trust Shares
           2000                                           1.26%              0.01%           129%
           1999                                           1.26               0.20            147
           1998                                           1.27               0.50            194
           1997                                           1.25               0.73            141
           1996                                           1.27               0.78            156
Investor Shares
           2000                                           1.98%             (0.71)%          129%
           1999                                           1.96              (0.44)           147
           1998                                           2.01              (0.23)           194
           1997                                           2.02              (0.03)           141
           1996                                           2.08              (0.04)           156
Flex Shares
           2000                                           2.39%             (1.13)%          129%
           1999                                           2.38              (0.95)           147
           1998                                           2.37              (0.57)           194
           1997                                           2.43              (0.45)           141
           1996(2)                                        2.68              (0.70)           156
CORE EQUITY FUND
Trust Shares
           2000(3)                                        1.27%             (0.37)%           44%
Flex Shares
           2000(4)                                        2.70%             (1.84)%           44%
E-COMMERCE OPPORTUNITY FUND
Trust Shares
           2000(3)                                        1.34%             (0.68)%          250%
Flex Shares
           2000(4)                                        2.40%             (1.80)%          250%
GROWTH AND INCOME FUND (A)
Trust Shares
           2000                                           1.01%              0.76%            53%
           1999(5)                                        1.43               0.20             31
  For the years ended November 30:
           1998                                           1.21               0.45             71
           1997                                           1.17               0.77            100
           1996                                           1.17               1.23             82
           1995                                           1.17               2.01            175
Investor Shares
           2000                                           1.31%              0.45%            53%
           1999(5)                                        1.17               0.45             31
  For the years ended November 30:
           1998                                           1.18               0.48             71
           1997                                           1.18               0.74            100
           1996                                           1.18               1.20             82
           1995                                           1.18               1.99            175
Flex Shares
           2000                                           2.18%             (0.39)%           53%
           1999(5)                                        1.97              (0.35)            31
  For the years ended November 30:
           1998                                           2.03              (0.38)            71
           1997                                           2.09              (0.20)           100
           1996                                           2.03               0.36             82
           1995(6)                                        2.03               0.78            175



 + Returns  are for the period  indicated  and have not been  annualized.  Total return figures do not include applicable sales loads.
(1) Commenced operations on June 14, 1995. All ratios for the period have been annualized.
(2) Commenced operations on June 1, 1995. All ratios for the period have been annualized.
(3  Commenced operations on September 30, 1999. All ratios for the period have been annualized.
(4) Commenced operations on January 24, 2000. All ratios for the period have been annualized.
(5) For the six month period ended May 31, 1999.  All ratios for the period have been  annualized.
(6) Commenced  operations on April 19, 1995. All ratios for the period ended November 30, 1995 have been  annualized.
(A) On May 24, 1999, the CrestFund  Value Fund  exchanged all of its assets and certain liabilities for shares of the Growth and Income Fund. The CrestFund Value Fund is the accounting survivor in this transaction, and as a result, its basis of accounting for assets and liabilities and its operating  results for the periods prior to May 24, 1999 have been carried forward in these financial highlights.
Amounts designated as "--" are either $0 or have been rounded to $0.


                                     THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS

                                                                         78 & 79

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS FOR THE PERIODS ENDED MAY 31, (UNLESS OTHERWISE
INDICATED) FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                                 NET ASSET                        NET REALIZED AND    DISTRIBUTIONS
                                   VALUE              NET        UNREALIZED GAINS       FROM NET      DISTRIBUTIONS     NET ASSET
                                 BEGINNING        INVESTMENT         (LOSSES)          INVESTMENT     FROM REALIZED     VALUE END
                                 OF PERIOD       INCOME (LOSS)    ON INVESTMENTS         INCOME       CAPITAL GAINS     OF PERIOD
                                ------------    ---------------  -----------------    -------------   -------------     ---------
INTERNATIONAL EQUITY FUND
Trust Shares
           2000                   $12.97          $ (0.10)            $ 1.42            $(0.07)          $(1.66)         $12.56
           1999                    15.00               --              (1.14)            (0.05)           (0.84)          12.97
           1998                    13.63             0.04               2.69             (0.04)           (1.32)          15.00
           1997                    11.40             0.03               2.57             (0.02)           (0.35)          13.63
           1996(1)                 10.00             0.05               1.35                --               --           11.40
Investor Shares
           2000                   $12.89          $ (0.11)            $ 1.37            $(0.02)          $(1.66)         $12.47
           1999                    14.92            (0.09)             (1.10)               --            (0.84)          12.89
           1998                    13.58             0.02               2.64                --            (1.32)          14.92
           1997                    11.38            (0.01)              2.56                --            (0.35)          13.58
           1996(2)                 10.44             0.04               0.90                --               --           11.38
Flex Shares
           2000                   $12.58          $ (0.32)            $ 1.46            $   --           $(1.66)         $12.06
           1999                    14.68            (0.29)             (0.97)               --            (0.84)          12.58
           1998                    13.47             0.07               2.46                --            (1.32)          14.68
           1997                    11.37            (0.04)              2.49                --            (0.35)          13.47
           1996(2)                 10.44             0.02               0.91                --               --           11.37
INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           2000                   $11.82          $  0.16             $ 2.13            $(0.03)          $(0.11)         $13.97
           1999                    13.31             0.09               0.85             (0.24)           (2.19)          11.82
           1998                    11.34             0.11               2.65             (0.11)           (0.68)          13.31
           1997                    10.96             0.10               0.69             (0.11)           (0.30)          11.34
           1996                    10.24             0.10               0.84             (0.13)           (0.09)          10.96
Investor Shares
           2000                   $11.70          $ (0.11)            $ 2.32            $   --           $(0.11)         $13.80
           1999                    13.20            (0.11)              0.98             (0.18)           (2.19)          11.70
           1998                    11.26             0.16               2.53             (0.07)           (0.68)          13.20
           1997                    10.88             0.03               0.72             (0.07)           (0.30)          11.26
           1996                    10.20             0.05               0.85             (0.13)           (0.09)          10.88
Flex Shares
           2000                   $11.73          $  0.08             $ 2.04            $   --           $(0.11)         $13.74
           1999                    13.17            (0.15)              0.94             (0.04)           (2.19)          11.73
           1998                    11.24             0.17               2.44                --            (0.68)          13.17
           1997                    10.87            (0.05)              0.72                --            (0.30)          11.24
           1996(3)                 10.24               --               0.82             (0.10)           (0.09)          10.87
LIFE VISION AGGRESSIVE GROWTH FUND (A)
Trust Shares
           2000                   $11.31          $  0.05             $ 0.74            $(0.05)          $(0.44)         $11.61
           1999(4)                 11.32             0.02               1.13             (0.01)           (1.15)          11.31
  For the years ended November 30:
           1998                    10.65             0.03               0.67             (0.03)              --           11.32
           1997(5)                 10.00             0.03               0.65             (0.03)              --           10.65
LIFE VISION GROWTH AND INCOME FUND (A)
Trust Shares
           2000                   $10.33          $  0.07             $ 0.52            $(0.17)          $(0.25)         $10.50
           1999(4)                 11.06             0.08               0.69             (0.06)           (1.44)          10.33
  For the years ended November 30:
           1998                    10.51             0.18               0.56             (0.18)           (0.01)          11.06
           1997(5)                 10.00             0.09               0.51             (0.09)              --           10.51
LIFE VISION MODERATE GROWTH FUND (A)
Trust Shares
           2000                   $10.80          $  0.33             $ 0.13            $(0.21)          $(0.44)         $10.61
           1999(4)                 11.01             0.11               0.56             (0.09)           (0.79)          10.80
  For the years ended November 30:
           1998                    10.46             0.24               0.58             (0.24)           (0.03)          11.01
           1997(5)                 10.00             0.12               0.45             (0.11)              --           10.46
MID-CAP EQUITY FUND
Trust Shares
           2000                   $12.68          $ (0.04)            $ 2.32            $   --           $(0.86)         $14.10
           1999                    13.79             0.01               0.07                --            (1.19)          12.68
           1998                    13.21               --               2.54                --            (1.96)          13.79
           1997                    12.76             0.03               1.69             (0.05)           (1.22)          13.21
           1996                    11.00             0.08               2.63             (0.08)           (0.87)          12.76
Investor Shares
           2000                   $12.50          $ (0.19)            $ 2.37            $   --           $(0.86)         $13.82
           1999                    13.67            (0.06)              0.08                --            (1.19)          12.50
           1998                    13.17            (0.03)              2.49                --            (1.96)          13.67
           1997                    12.74            (0.03)              1.69             (0.01)           (1.22)          13.17
           1996                    10.99             0.03               2.62             (0.03)           (0.87)          12.74
Flex Shares
           2000                   $12.17          $ (0.22)            $ 2.26            $   --           $(0.86)         $13.35
           1999                    13.42            (0.14)              0.08                --            (1.19)          12.17
           1998                    13.04            (0.04)              2.38                --            (1.96)          13.42
           1997                    12.69            (0.07)              1.64                --            (1.22)          13.04
           1996(6)                 11.13               --               2.45             (0.02)           (0.87)          12.69







                                                                                                          RATIO OF
                                                                NET ASSETS           RATIO OF          NET INVESTMENT
                                                    TOTAL          END OF            EXPENSES TO       INCOME (LOSS) TO
                                                   RETURN+      PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS
                                                  ---------    -------------     ------------------   ------------------
INTERNATIONAL EQUITY FUND
Trust Shares
           2000                                    10.58%         $299,100               1.48%               0.59%
           1999                                    (7.43)          573,255               1.47                0.68
           1998                                    21.87           628,870               1.47                0.61
           1997                                    23.29           489,325               1.46                0.51
           1996(1)                                 14.00           213,306               1.46                1.36
Investor Shares
           2000                                    10.15%         $ 10,462               1.83%               0.33%
           1999                                    (7.82)           14,145               1.83                0.30
           1998                                    21.39            17,383               1.82                0.24
           1997                                    22.85            10,674               1.81                0.18
           1996(2)                                  9.00             3,448               1.81                1.73
Flex Shares
           2000                                     9.38%         $ 10,891               2.53%              (0.38)%
           1999                                    (8.48)           17,103               2.53               (0.40)
           1998                                    20.54            21,164               2.52               (0.46)
           1997                                    21.98             8,375               2.51               (0.27)
           1996(2)                                  8.91               953               2.51                1.08
INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           2000                                    19.36%         $340,853               1.07%               0.83%
           1999                                     7.87            74,616               1.07                0.69
           1998                                    25.82            56,200               1.06                0.88
           1997                                     7.48            53,516               1.05                0.71
           1996                                     9.29            90,980               1.05                0.84
Investor Shares
           2000                                    18.86%          $ 4,563               1.47%               0.07%
           1999                                     7.33             4,909               1.47                0.25
           1998                                    25.25             7,141               1.46                0.50
           1997                                     7.12             5,592               1.45                0.28
           1996                                     8.90             5,597               1.45                0.48
Flex Shares
           2000                                    18.04%          $ 5,853               2.12%              (0.36)%
           1999                                     6.68             1,465               2.12               (0.30)
           1998                                    24.50             1,469               2.11               (0.03)
           1997                                     6.41               900               2.10               (0.39)
           1996(3)                                  8.32               917               2.10               (0.24)
LIFE VISION AGGRESSIVE GROWTH FUND (A)
Trust Shares
           2000                                     7.25%         $ 18,412               0.25%               0.48%
           1999(4)                                 10.99            18,699               0.27                0.28
  For the years ended November 30:
           1998                                     6.53            16,230               0.25                0.23
           1997(5)                                  6.82            13,712               0.25                0.72
LIFE VISION GROWTH AND INCOME FUND (A)
Trust Shares
           2000                                     5.81%         $ 30,473               0.25%               1.77%
           1999(4)                                  7.75            21,950               0.27                1.38
  For the years ended November 30:
           1998                                     7.12            19,042               0.25                1.68
           1997(5)                                  5.97            22,521               0.25                2.11
LIFE VISION MODERATE GROWTH FUND (A)
Trust Shares
           2000                                     4.46%         $ 69,622               0.25%               2.19%
           1999(4)                                  6.35            88,188               0.27                1.90
  For the years ended November 30:
           1998                                     7.90            93,211               0.25                2.21
           1997(5)                                  5.70            89,442               0.25                2.66
MID-CAP EQUITY FUND
Trust Shares
           2000                                    19.10%         $206,545               1.17%                 --%
           1999                                     1.61           254,055               1.17               (0.47)
           1998                                    21.14           337,825               1.16               (0.29)
           1997                                    14.23           287,370               1.15                0.23
           1996                                    25.54           253,905               1.15                0.70
Investor Shares
           2000                                    18.55%         $ 14,513               1.62%              (0.43)%
           1999                                     1.17            19,230               1.62               (0.90)
           1998                                    20.56            24,930               1.61               (0.75)
           1997                                    13.76            20,245               1.60               (0.21)
           1996                                    24.93            17,971               1.60                0.25
Flex Shares
           2000                                    17.87%         $ 14,588               2.22%              (1.05)%
           1999                                     0.56            15,804               2.22               (1.52)
           1998                                    19.80            19,042               2.21               (1.37)
           1997                                    13.06            10,120               2.20               (0.85)
           1996(6)                                 23.00             5,029               2.20               (0.37)



                                                                             RATIO OF
                                                        RATIO OF          NET INVESTMENT
                                                         EXPENSES TO    INCOME (LOSS) TO
                                                  AVERAGE NET ASSETS   AVERAGE NET ASSETS   PORTFOLIO
                                                  (EXCLUDING WAIVERS   (EXCLUDING WAIVERS   TURNOVER
                                                  AND REIMBURSEMENTS)  AND REIMBURSEMENTS)    RATE
                                                  -------------------  -------------------  ---------
INTERNATIONAL EQUITY FUND
Trust Shares
           2000                                           1.48%                0.59%           179%
           1999                                           1.52                 0.63            161
           1998                                           1.48                 0.60            108
           1997                                           1.51                 0.46            139
           1996(1)                                        1.65                 1.17            113
Investor Shares
           2000                                           1.95%                0.21%           179%
           1999                                           1.93                 0.20            161
           1998                                           1.91                 0.15            108
           1997                                           2.05                (0.06)           139
           1996(2)                                        3.14                 0.40            113
Flex Shares
           2000                                           2.74%               (0.59)%          179%
           1999                                           2.82                (0.69)           161
           1998                                           2.58                (0.52)           108
           1997                                           3.03                (0.79)           139
           1996(2)                                        5.86                (2.27)           113
INTERNATIONAL EQUITY INDEX FUND
Trust Shares
           2000                                           1.18%                0.72%             9%
           1999                                           1.17                 0.59             32
           1998                                           1.18                 0.76              1
           1997                                           1.15                 0.61              2
           1996                                           1.19                 0.70             30
Investor Shares
           2000                                           1.79%               (0.25)%            9%
           1999                                           1.71                 0.01             32
           1998                                           1.84                 0.12              1
           1997                                           1.88                (0.15)             2
           1996                                           2.06                (0.13)            30
Flex Shares
           2000                                           2.61%               (0.85)%            9%
           1999                                           2.92                (1.10)            32
           1998                                           3.52                (1.44)             1
           1997                                           3.69                (1.98)             2
           1996(3)                                        4.14                (2.28)            30
LIFE VISION AGGRESSIVE GROWTH FUND (A)
Trust Shares
           2000                                           0.44%                0.29%           183%
           1999(4)                                        0.63                (0.08)            33
  For the years ended November 30:
           1998                                           0.66                (0.18)            75
           1997(5)                                        0.73                 0.24             34
LIFE VISION GROWTH AND INCOME FUND (A)
Trust Shares
           2000                                           0.42%                1.60%           189%
           1999(4)                                        0.60                 1.05             40
  For the years ended November 30:
           1998                                           0.59                 1.34             57
           1997(5)                                        0.59                 1.77             25
LIFE VISION MODERATE GROWTH FUND (A)
Trust Shares
           2000                                           0.37%                2.07%           151%
           1999(4)                                        0.42                 1.75             48
  For the years ended November 30:
           1998                                           0.42                 2.04             52
           1997(5)                                        0.42                 2.49             43
MID-CAP EQUITY FUND
Trust Shares
           2000                                           1.25%               (0.08)%          131%
           1999                                           1.28                (0.58)            76
           1998                                           1.27                (0.40)           129
           1997                                           1.26                 0.12            152
           1996                                           1.29                 0.56            116
Investor Shares
           2000                                           1.81%               (0.62)%          131%
           1999                                           1.76                (1.04)            76
           1998                                           1.84                (0.98)           129
           1997                                           1.85                (0.46)           152
           1996                                           1.96                (0.11)           116
Flex Shares
           2000                                           2.44%               (1.27)%          131%
           1999                                           2.48                (1.78)            76
           1998                                           2.47                (1.63)           129
           1997                                           2.58                (1.23)           152
           1996(6)                                        3.04                (1.21)           116




 + Returns  are for the period  indicated  and have not been  annualized.  Total return figures do not include applicable sales loads.
(1) Commenced  operations  on December 1, 1995.  All ratios for the period have been annualized.
(2) Commenced  operations  on January 2, 1996.  All ratios for the period have been annualized.
(3) Commenced  operations  on June 8, 1995.  All  ratios  for the  period  have been annualized.
(4) For the six month period ended May 31, 1999. All ratios for the period have been annualized.
(5) Commenced  operations  on June 30,  1997.  All ratios  for the period  have been annualized.
(6) Commenced operations on June 5, 1995.  All ratios for the period have been annualized.
(A) On May 24, 1999,  the  CrestFund  Life Vision  Balanced,  CrestFund  Life Vision
    Growth and Income, and CrestFund Life Vision Maximum Growth Portfolios exchanged all of their  assets  and  certain  liabilities  for  shares of the Life  Vision
    Balanced,  Life  Vision  Growth  and  Income,  and Life  Vision  Maximum  Growth
    Portfolios,  respectively.  The CrestFund Life Vision  Balanced,  CrestFund Life
    Vision Growth and Income,  and CrestFund Life Vision  Maximum Growth  Portfolios
    are the accounting survivors in these transactions, and as a result, their basis of accounting for assets and  liabilities  and their  operating  results for the periods  prior to May 24,  1999 have been  carried  forward  in these  financial highlights.
Amounts designated as "--" are either $0 or have been rounded to $0.


                          THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                                                         80 & 81

FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  FOR THE PERIODS ENDED MAY 31,
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS




                                 NET ASSET                        NET REALIZED AND    DISTRIBUTIONS
                                   VALUE              NET        UNREALIZED GAINS       FROM NET      DISTRIBUTIONS     NET ASSET
                                 BEGINNING        INVESTMENT         (LOSSES)          INVESTMENT     FROM REALIZED     VALUE END
                                 OF PERIOD       INCOME (LOSS)    ON INVESTMENTS         INCOME       CAPITAL GAINS     OF PERIOD
                                ------------    ---------------  -----------------    -------------   -------------     ---------
SMALL CAP GROWTH STOCK FUND
Trust Shares
           2000                    $14.55           $(0.08)            $ 4.02          $    --          $(0.19)         $18.30
           1999(3)                  10.00            (0.05)              4.62               --           (0.02)          14.55
Investor Shares
           2000(4)                 $16.46           $(0.07)            $ 1.88          $    --          $   --          $18.27
Flex Shares
           2000                    $14.46           $(0.04)            $ 3.77          $    --          $(0.19)         $18.00
           1999(3)                  10.00            (0.19)              4.67               --           (0.02)          14.46
SMALL CAP VALUE EQUITY FUND
Trust Shares
           2000                    $ 9.70           $ 0.13             $(0.59)         $(0.11)         $    --          $ 9.13
           1999                     12.88             0.13              (2.57)          (0.13)           (0.61)           9.70
           1998                     11.07             0.14               2.41           (0.12)           (0.62)          12.88
           1997(1)                  10.00             0.05               1.04           (0.02)              --           11.07
Flex Shares
           2000                    $ 9.65         $     --             $(0.54)         $(0.01)         $    --          $ 9.10
           1999                     12.80             0.01              (2.53)          (0.02)           (0.61)           9.65
           1998(2)                  11.28             0.03               2.17           (0.06)           (0.62)          12.80
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2000                    $29.96           $ 0.02             $ 3.12          $    --          $   --          $33.10
           1999(5)                  25.61             0.02               4.34            (0.01)             --           29.96
Flex Shares
           2000                    $29.85           $(0.16)            $ 2.96          $    --          $   --          $32.65
           1999(6)                  25.52            (0.04)              4.37               --              --           29.85
VALUE INCOME STOCK FUND
Trust Shares
           2000                    $12.85           $ 0.23             $(1.49)         $(0.22)          $(0.99)         $10.38
           1999                     13.90             0.24               1.02           (0.24)           (2.07)          12.85
           1998                     13.71             0.26               2.62           (0.27)           (2.42)          13.90
           1997                     13.15             0.30               2.32           (0.30)           (1.76)          13.71
           1996                     11.59             0.35               2.71           (0.34)           (1.16)          13.15
Investor Shares
           2000                    $12.81           $ 0.19             $(1.48)         $(0.18)          $(0.99)         $10.35
           1999                     13.87             0.19               1.02           (0.20)           (2.07)          12.81
           1998                     13.68             0.20               2.62           (0.21)           (2.42)          13.87
           1997                     13.13             0.25               2.32           (0.26)           (1.76)          13.68
           1996                     11.58             0.30               2.71           (0.30)           (1.16)          13.13
Flex Shares
           2000                    $12.68           $ 0.08             $(1.44)         $(0.09)          $(0.99)         $10.24
           1999                     13.75             0.10               1.01           (0.11)           (2.07)          12.68
           1998                     13.61             0.12               2.57           (0.13)           (2.42)          13.75
           1997                     13.08             0.18               2.29           (0.18)           (1.76)          13.61
           1996(7)                  11.59             0.26               2.65           (0.26)           (1.16)          13.08





                                                                                                          RATIO OF
                                                                  NET ASSETS           RATIO OF          NET INVESTMENT
                                                   TOTAL            END OF            EXPENSES TO       INCOME (LOSS) TO
                                                  RETURN+        PERIOD (000)     AVERAGE NET ASSETS   AVERAGE NET ASSETS
                                                 ---------      -------------     ------------------   ------------------
SMALL CAP GROWTH STOCK FUND
Trust Shares
           2000                                    27.24%        $   431,478             1.20%              (0.86)%
           1999(3)                                 45.70             152,290             1.20               (0.48)
Investor Shares
           2000(4)                                 11.00%        $    39,865             1.55%              (1.26)%
Flex Shares
           2000                                    25.95%        $    23,228             2.25%              (1.92)%
           1999(3)                                 44.78               6,158             2.25               (1.50)
SMALL CAP VALUE EQUITY FUND
Trust Shares
           2000                                    (4.72)%       $   212,074             1.22%               1.31%
           1999                                   (18.72)            301,984             1.22                1.27
           1998                                    23.59             390,841             1.21                1.07
           1997(1)                                 10.97             131,049             1.20                1.86
Flex Shares
           2000                                    (5.65)%        $    8,596             2.27%               0.21%
           1999                                   (19.52)             19,465             2.27                0.21
           1998(2)                                 22.29              40,613             2.06                0.01
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2000                                    10.48%        $   710,179             1.20%               0.13%
           1999(5)                                 17.04             223,543             1.20                0.21
Flex Shares
           2000                                     9.38%        $   290,595             2.25%              (0.91)%
           1999(6)                                 16.97              75,875             2.25               (0.80)
VALUE INCOME STOCK FUND
Trust Shares
           2000                                   (10.52)%       $   921,797             0.89%               2.02%
           1999                                    11.13           1,589,951             0.92                1.91
           1998                                    23.10           1,725,418             0.92                1.85
           1997                                    22.18           1,488,062             0.91                2.40
           1996                                    27.91           1,244,399             0.92                2.86
Investor Shares
           2000                                   (10.83)%       $   104,178             1.28%               1.64%
           1999                                    10.71             194,312             1.28                1.55
           1998                                    22.71             210,591             1.27                1.47
           1997                                    21.69             165,999             1.30                2.01
           1996                                    27.39             130,597             1.30                2.47
Flex Shares
           2000                                   (11.50)%       $    84,563             2.02%               0.91%
           1999                                     9.91             167,000             2.02                0.81
           1998                                    21.76             180,530             2.01                0.78
           1997                                    20.91              73,466             2.00                1.33
           1996(7)                                 26.52              26,298             2.00                1.72



                                                                             RATIO OF
                                                        RATIO OF          NET INVESTMENT
                                                         EXPENSES TO    INCOME (LOSS) TO
                                                  AVERAGE NET ASSETS   AVERAGE NET ASSETS   PORTFOLIO
                                                  (EXCLUDING WAIVERS   (EXCLUDING WAIVERS   TURNOVER
                                                  AND REIMBURSEMENTS)  AND REIMBURSEMENTS)    RATE
                                                  -------------------  -------------------  ---------
SMALL CAP GROWTH STOCK FUND
Trust Shares
           2000                                           1.23%               (0.89)%          110%
           1999(3)                                        1.49                (0.77)            75
Investor Shares
           2000(4)                                        1.79%               (1.50)%          110%
Flex Shares
           2000                                           2.42%               (2.09)%          110%
           1999(3)                                        3.19                (1.73)            75
SMALL CAP VALUE EQUITY FUND
Trust Shares
           2000                                           1.25%                1.28%            65%
           1999                                           1.27                 1.22             63
           1998                                           1.31                 0.97             55
           1997(1)                                        1.37                 1.69             27
Flex Shares
           2000                                           2.56%               (0.08)%           65%
           1999                                           2.55                (0.07)            63
           1998(2)                                        2.35                (0.28)            55
TAX SENSITIVE GROWTH STOCK FUND
Trust Shares
           2000                                           1.26%                0.07%            30%
           1999(5)                                        1.34                 0.07             18
Flex Shares
           2000                                           2.35%               (1.01)%           30%
           1999(6)                                        2.48                (1.03)            18
VALUE INCOME STOCK FUND
Trust Shares
           2000                                           0.89%                2.02%            62%
           1999                                           0.92                 1.91             69
           1998                                           0.92                 1.85             99
           1997                                           0.91                 2.40            105
           1996                                           0.92                 2.86            134
Investor Shares
           2000                                           1.28%                1.64%            62%
           1999                                           1.28                 1.55             69
           1998                                           1.27                 1.47             99
           1997                                           1.31                 2.00            105
           1996                                           1.37                 2.40            134
Flex Shares
           2000                                           2.03%                0.90%            62%
           1999                                           2.03                 0.80             69
           1998                                           2.01                 0.78             99
           1997                                           2.03                 1.30            105
           1996(7)                                        2.15                 1.57            134




 +  Returns are for the period indicated and have not been annualized.  Total return figures do not include applicable sales loads.
(1) Commenced operations on January 31, 1997.  All ratios for the period have been annualized.
(2) Commenced operations on June 5, 1997.  All ratios for the period have been annualized.
(3) Commenced operations on October 8, 1998.  All ratios for the period have been annualized.
(4) Commenced operations on December 12, 1999.  All ratios for the period have been annualized.
(5) Commenced operations on December 11, 1998.  All ratios for the period have been annualized.
(6) Commenced operations on December 15, 1998.  All ratios for the period have been annualized.
(7) Commenced operations on June 1, 1995.  All ratios for the period have been annualized.
Amounts designated as "--" are either $0 or have been rounded to $0.


                          THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS


                                                                         82 & 83

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000


1. Organization:

The STI Classic Funds (the "Trust") was organized as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-five funds as of May 31, 2000: the Balanced Fund, the Capital Appreciation Fund (formerly Capital Growth Fund), the Core Equity Fund, the E-Commerce Opportunity Fund, the Growth and Income Fund, the International Equity Fund, the International Equity Index Fund, the Life Vision Aggressive Growth Fund (formerly Life Vision Maximum Growth Portfolio), Life Vision Growth and Income Fund (formerly Life Vision Growth and Income Portfolio), the Life Vision Moderate Growth Fund (formerly Life Vision Balanced Portfolio), the Mid-Cap Equity Fund, the Small Cap Growth Stock Fund, the Small Cap Value Equity Fund (formerly Small Cap Equity Fund), the Tax Sensitive Growth Stock Fund, the Value Income Stock Fund, (collectively the "Equity Funds" or the "Funds"), the Florida Tax-Exempt Bond Fund, the Georgia Tax-Exempt Bond Fund, the High Income Fund, the Investment Grade Bond Fund, the Investment Grade Tax-Exempt Bond Fund, the Limited-Term Federal Mortgage Securities Fund, the Maryland Municipal Bond Fund, the Short-Term Bond Fund, the Short-Term U.S. Treasury Securities Fund, and the U.S. Government Securities Fund, the Virginia Intermediate Municipal Bond Fund, the Virginia Municipal Bond Fund, (collectively the "Fixed Income Funds"), the Prime Quality Money Market Fund, the Tax-Exempt Money Market Fund, the Tax-Free Money Market Fund, the U.S. Government Securities Money Market Fund, the U.S. Treasury Money Market Fund (collectively the "Retail Money Market Funds"), the Classic Institutional Cash Management Money Market Fund, the Classic Institutional U.S. Government
Securities Money Market Fund and the Classic Institutional U.S. Treasury Securities Money Market Fund, (collectively the "Institutional Money Market Funds"). The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held. Each Fund's prospectus provides a description of the Fund's investment objectives, policies and strategies. The financial statements presented herein are those of the Equity Funds. The financial statements of the Fixed Income Funds, Institutional Money Market Funds and Retail Money Market Funds are not presented herein, but presented separately.

Effective May 1999, the Board of Trustees of the STI Classic Funds and Board of Directors of the CrestFunds, Inc. ("CrestFunds") approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and certain stated liabilities of the CrestFunds in exchange for the issuance of shares in the Funds in a tax-free reorganization (see Note 10).

On August 17, 1999 and May 18, 1999, respectively, the Board of Trustees of the STI Classic Funds approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all the assets and liabilities of the Emerging Markets Equity Fund and the Sunbelt Equity Fund in exchange for the issuance of shares in the International Equity Fund and Small Cap Growth Stock Fund, respectively, in a tax-free reorganization (see Note 11).

On February 15, 2000 and November 10, 1999 respectively, the Board of Trustees of the STI Classic Funds and the Board of Directors of the ESC Strategic Funds approved an Agreement and Plan of Reorganization (the "Reorganization Agreement") providing for the transfer of all assets and certain stated liabilities of the ESC Strategic Funds in exchange for the issuance of shares in the Funds in a tax-free reorganization (see Note 12).

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Trust.

     BASIS OF PRESENTATION OF STATEMENTS -- As more fully described in Note 10, the STI Classic Funds acquired certain CrestFunds in a tax-free business combination. While each Fund now exists as an STI Classic Fund, a number of the surviving funds for accounting purposes are CrestFunds. In accordance with generally accepted accounting principles, the financial statements presented herein represent those of accounting survivors. Accordingly, the Statements of Changes in Net Assets and Financial Highlights presented reflect periods beginning on the first day of the accounting survivor's fiscal year.

     SECURITY VALUATION -- Investment securities held by the Equity Funds that are listed on a securities exchange for which market quotations are available are valued at the last quoted sales price each business day. If there is no such reported sale, these securities and unlisted securities for which market quotations are readily available are valued at the most recently quoted bid price. Foreign securities in the International Equity Fund and the International Equity Index Fund are valued based upon quotations from the primary market in which they are traded. Debt obligations with sixty days or less remaining until maturity may be valued at their amortized cost. Securities for which current market quotations are not readily available, of which there are none as of May 31, 2000, are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees.

--------------------------------------------------------------------------------





     FEDERAL INCOME TAXES -- It is each Fund's intention to qualify as a regulated investment company for Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for Federal income taxes are required.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on the date the security is purchased or sold (trade date). Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Costs used in determining net realized gains and losses on the sales of investment securities are those of the specific securities sold adjusted for the accretion and amortization of purchase discounts and premiums during the respective holding period.
     Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific interest method, which approximates the effective interest method.

     REPURCHASE AGREEMENTS -- Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the funds may be delayed or limited.

     NET ASSET VALUE PER SHARE -- The net asset value per share of each fund is calculated each business day, by dividing the total value of each fund's assets, less liabilities, by the number of shares outstanding. The maximum offering price per share for Investor shares of the Balanced, the Capital Appreciation, the Growth and Income, the International Equity, the International Equity Index, the Mid-Cap Equity, the Small Cap Growth Stock, and the Value Income Stock Funds is equal to the net asset value per share plus a sales load of 3.75%.

     Flex Shares of the Funds may be purchased at their net asset value. Shares redeemed within the first year after purchase will be subject to a contingent deferred sales charge ("CDSC") equal to 2.00% for either the net asset value of the shares at the time of purchase or the net asset value of the shares next calculated after the Fund receives the sale request, whichever is less. The CDSC will not apply to shares redeemed after such time.

     FOREIGN CURRENCY TRANSLATION -- The books and records of the International Equity and the International Equity Index Funds are maintained in U.S. dollars on the following basis:

         (I) market value of investment securities, assets and liabilities at the current rate of exchange; and (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange; and

        (II) Purchases and sales of investment securities, income and expenses at the relavent rates of exchange prevailing on the respective dates of such transactions.

     The International Equity and the International Equity Index Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

     The International Equity and the International Equity Index Funds report certain foreign currency related transactions as components of realized and unrealized gains and losses for financial reporting purposes, whereas such components are treated as ordinary income for Federal income tax purposes.

     TBA PURCHASE COMMITMENTS -- The Balanced Fund may enter into "TBA" (To Be Announced) purchase commitments to purchase securities for a fixed price at a future date beyond customary settlement time. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, generally according to the procedures described under "Security Valuation."

     OTHER -- Expenses that are directly related to a specific fund are charged to that fund. Class specific expenses are borne by that class. Other operating expenses of the Trust are pro-rated to the funds on the basis of relative net assets. Fund expenses are pro-rated to the respective classes on the basis of relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared and paid each calendar quarter by the Equity Funds, except for the International Equity, and the International Equity Index Funds. These funds distribute income annually. Any net realized capital gains on sales of securities are distributed to shareholders at least annually.

     RECLASSIFICATION OF COMPONENTS OF NET ASSETS -- The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in-capital or accumulated net realized gain, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, primarily attribut-

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



     able to net operating losses and the classification of short-term capital gains and ordinary income for tax purposes, have been reclassified to/from the following accounts:

                                                            UNDISTRIBUTED
                                          ACCUMULATEDNET     INVESTMENT
                         PAID-IN-CAPITAL   REALIZED GAIN/   INCOME/(LOSS)
                              (000)         (LOSS)(000)         (000)
                          --------------------------------------------------
     Capital Appreciation
       Fund.............      $ --             $(352)         $  352
     Core Equity Fund...        --              (265)            265
     E-Commerce
       Opportunity Fund.      (323)               --             323
     Growth and Income
       Fund.............     1,659            (1,916)            257
     International Equity
        Fund............       976            (1,061)             85
     Life Vision Growth and
        Income Fund.....        --               (31)             31
     Mid-Cap Equity Fund        --              (236)            236
     Small Cap Growth
       Stock Fund.......     2,831            (7,654)          4,823
     Tax Sensitive Growth
       Stock Fund.......      (299)               49             250
     Value Income
       Stock Fund.......        --                13             (13)

     These reclassification have no effect on net assets or net asset values per share.



     USE OF ESTIMATES -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amount of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual amounts could differ from these estimates.

3. Organization Costs and Transactions with Affiliates

In April 1998, the AICPA issued Statement of Position (SOP) No. 98-5, "Reporting on the Costs of Start-Up Activities." This SOP provides guidance on the financial reporting of start-up costs and organization costs and requires costs of start-up activities and organization costs to be expensed as incurred. Investment companies that began operations prior to June 30, 1998 can adopt the SOP prospectively. Therefore, previously capitalized organization costs will continue to be amortized over a period of sixty months. Any future start-up or organization costs will be expensed as incurred.

Certain officers of the Trust are also officers of SEI Investments Mutual Funds Services (the "Administrator") and/or SEI Investments Distribution Co. (the
"Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

The Fund has entered into an agreement with the Distributor to manage the investments of repurchase agreements for the Funds. For its services the Distributor received $1,846,277 for the year ended May 31, 2000.


4. Administration, Transfer Agency Servicing and Distribution Agreements:

The Trust and the Administrator are parties to an Administration Agreement dated May 29, 1995, as amended November 19, 1997 and March 1, 1999 under which the Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of: .12% up to $1 billion, .09% on the next $4 billion, .07% on the next $3 billion, .065% on the next $2 billion and .06% for over $10 billion.

Prior to May 24, 1999, administrative and accounting services were provided to the CrestFunds by SEI Investments Mutual Funds Services who was entitled to receive a fee at an annual rate of .15% of the average daily net assets of the CrestFunds. Additionally, SEI Investments Mutual Funds Services was entitled to receive a minimum annual fee of $40,000 for each of the Life Vision Funds.

The Trust and Federated Services Company are parties to a Transfer Agency servicing agreement dated May 14, 1994 under which Federated Services Company provides transfer agency services to the Trust.

The Trust and the Distributor are parties to a Distribution Agreement dated May 29, 1995 regarding the Flex Shares and a Distribution Agreement dated November 21, 1995 with respect to the Trust and Investor shares. The Distributor will receive no fees for its distribution services under this agreement for the Trust Shares of any fund. With respect to the Investor Shares and Flex Shares, the Distributor receives amounts, pursuant to a Distribution Plan and (in the case of Flex Shares) a Distribution and Service Plan, as outlined in the table in footnote 5 under the column titled "Distribution Fee".

Prior to May 1999, the Distributor, a wholly owned subsidiary of SEI Investments Co., served as distributor of each of the CrestFunds shares pursuant to an agreement with the Company. The Trust Class and Investors Class A shares of the CrestFunds had a separate distribution plan (the 12b-1 Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the 12b-1 Plan, the Trust Class and Investors Class A shares of the CrestFunds paid the Distributor as compensation for its services .15% of the aggregate average daily net assets of such classes of the CrestFunds. The Distributor had voluntarily agreed to waive any fees payable pursuant to the 12b-1 Plan except for the Value Fund Investors Class A for which after April 15, 1999, eliminated the waiver. Additionally, the Investors Class B Shares of the CrestFunds had a distribution plan (the B Shares Plan) pursuant to Rule 12b-1 under the 1940 Act. As provided in the B Shares Plan, the Investors Class B Shares of the CrestFunds paid the Distributor as compensation for its services .75% of the aggregate average daily net assets of

--------------------------------------------------------------------------------





such class of the Funds. In addition, pursuant to the B Shares Plan, the Distributor was compensated at an annual rate of .25% of the B shares' average net assets for providing ongoing Shareholder support services to investors in B shares. The Distributor had agreed to waive a portion of its fees pursuant to the B Shares Plan in order to limit Distribution Fees to .95% for each Fund, except for the Value Fund for which the limit was .90%. Prior to April 1999, the limit was .75% for the Value Fund.

Prior to May 1999, the CrestFunds had adopted a shareholder service plan (the "Plan") for Trust Class Shares of the Value Fund, Capital Appreciation Fund and Special Equity Fund. Under the Plan, these Fund's paid the Distributor a negotiated fee at a rate of up to .25% annually of the average daily net assets of such Fund attributable to the shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services. The Distributor had agreed to waive a portion of its shareholder service plan for trust class shares in order to limit shareholder service fees to .10%.


5. Investment Advisory and Custodian Agreements:

The Trust, Trusco Capital Management ("Trusco") and the SunTrust Bank, Atlanta have entered into advisory agreements dated May 29, 1992, June 15, 1993, and December 20, 1993, respectively.

Under terms of the respective agreements, the Funds are charged the following annual fees based upon average daily net assets:
                                                             MAXIMUM
                                                              FLEX
                                                              SHARE
                                        MAXIMUM               DISTRI-
                     MAXIMUM    TRUST   INVESTOR   INVESTOR   BUTION     FLEX
                     ANNUAL    SHARE     SHARE      SHARE      AND       SHARE
                    ADVISORY  MAXIMUM    DISTRI-   MAXIMUM    SERVICE   MAXIMUM
                       FEE    EXPENSE  BUTION FEE  EXPENSE     FEE      EXPENSE
                     ------   -------  ----------  --------  --------   -------
Balanced Fund          .95%    .97%       .28%      1.27%      1.00%     2.03%
Capital Appreciation
 Fund ..............  1.15%   1.17%       .68%      1.82%      1.00%     2.29%
Core Equity Fund ...  1.10%   1.20%        --         --       1.00%     2.25%
E-Commerce
 Opportunity
 Fund ..............  1.10%   1.20%        --         --       1.00%     2.25%
Growth and Income
 Fund ..............   .90%   1.01%       .25%      1.18%      1.00%     1.93%
International Equity
 Fund ..............  1.25%   1.48%       .33%      1.83%      1.00%     2.53%
International Equity
 Index Fund ........   .90%   1.07%       .38%      1.47%      1.00%     2.12%
Life Vision
 Aggressive
 Growth Fund .......   .25%    .25%        --         --         --        --
Life Vision Growth
 and Income Fund ...   .25%    .25%        --         --         --        --
Life Vision
 Moderate ..........   .25%    .25%        --         --         --        --
Mid-Cap Equity
 Fund ..............  1.15%   1.17%       .43%      1.62%      1.00%     2.22%
Small Cap Growth
 Stock Fund ........  1.15%   1.20%       .50%      1.55%      1.00%     2.25%
Small Cap Value
 Equity Fund .......  1.15%   1.22%        --         --       1.00%     2.27%
Tax Sensitive
 Growth Stock
 Fund ..............  1.15%   1.20%        --         --       1.00%     2.25%
Value Income
 Stock Fund ........   .80%    .92%       .33%      1.28%      1.00%     2.02%


The Investment Advisers and the Distributor have voluntarily agreed to waive all or a portion of their fees (and to reimburse funds' expenses) in order to limit operating expenses to an amount as outlined in the table above. Fee waivers and expense reimbursements are voluntary and may be terminated at any time.

Prior  to  May  1999,   Crestar  Asset  Management  Company  ("CAMCO")  provided
investment advisory services to the CrestFunds. CAMCO was paid for advisory services at an annual rate of .75% of average daily net assets for the Capital Appreciation Fund, Value Fund and Special Equity Fund, and .25% of average daily net assets for the Life Vision Balanced Fund, Life Vision Growth and Income Fund, and Life Vision Maximum Growth Fund.

SunTrust Bank, Atlanta, acts as custodian for all the funds except, the International Equity and the International Equity Index Funds who utilize the Bank of New York as custodian. Fees of the Custodians are paid on the basis of the net assets of the funds. The Custodians play no role in determining the investment

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



6. Capital Share Transactions:


Capital Share Transactions for the funds were as follows (000):

                                                                                         CAPITAL                 CORE
                                                               BALANCED FUND         APPRECIATION FUND         EQUITY FUND
                                                           ---------------------    -------------------        -----------
                                                           06/01/99-   06/01/98-    06/01/99-  06/01/98-        09/30/99*-
                                                           05/31/00    05/31/99     05/31/00   05/31/99          05/31/00
                                                           ---------   ---------    ---------  ---------       -----------
  Trust Shares:
    Shares Issued .........................................   7,060      11,211       18,930     40,224          15,465
    Shares Issued in Connection with Crestar Merger .......      --          --           --      8,202              --
    Shares Issued in Connection with Fund Reorganizations .      --          --           --         --              --
    Shares Issued in Lieu of Cash Distributions ...........     734       1,393        5,218     14,645              --
    Shares Redeemed ....................................... (10,050)     (8,020)     (66,755)   (37,763)         (1,832)
                                                           --------     -------     --------   --------         -------
  Net Trust Share Transactions ............................  (2,256)      4,584      (42,607)    25,308          13,633
                                                           --------     -------     --------   --------         -------
  Investor Shares:
    Shares Issued .........................................     149         570          782      1,967              --
    Shares Issued in Connection with Crestar Merger .......      --          --           --        738              --
    Shares Issued in Connection with ESC Merger ...........      --          --           --         --              --
    Shares Issued in Lieu of Cash Distributions ...........      36          75        1,010      2,607              --
    Shares Redeemed .......................................    (591)       (154)      (5,728)    (2,983)             --
                                                           --------     -------     --------   --------         -------
  Net Investor Share Transactions .........................    (406)        491       (3,936)     2,329              --
                                                           --------     -------     --------   --------         -------
  Flex Shares:
    Shares Issued .........................................   1,989       4,165        1,804      4,176             404
    Shares Issued in Connection with Crestar Merger .......      --          --           --        474              --
    Shares Issued in Connection with ESC Merger ...........      --          --           --         --              --
    Shares Issued in Lieu of Cash Distributions ...........     180         252          567      1,228              --
    Shares Redeemed .......................................  (2,903)       (956)      (4,592)    (2,440)            (11)
                                                           --------     -------     --------   --------         -------
  Net Flex Share Transactions .............................    (734)      3,461       (2,221)     3,438             393
                                                           ========     =======     ========   ========         =======
  Net Change in Capital Shares ............................  (3,396)      8,536      (48,764)    31,075          14,026
                                                           --------     -------     --------   --------         -------


                                                              E-COMMERCE              GROWTH  AND            INTERNATIONAL
                                                           OPPORTUNITY FUND           INCOME FUND             EQUITY FUND
                                                           ----------------  ----------------------------- --------------------
                                                               09/30/99*-    06/01/99- 12/01/98- 12/01/97-  06/01/99- 06/01/98-
                                                               05/31/00      05/31/00  05/31/99  11/30/98   05/31/00  05/31/99
                                                               ----------    -----------------------------  -------------------
  Trust Shares:
    Shares Issued .........................................      8,128        24,090     5,206    10,513      5,136    12,883
    Shares Issued in Connection with Crestar Merger .......         --            --        --        --         --        --
    Shares Issued in Connection with Fund Reorganizations .         --            --        --        --      1,794        --
    Shares Issued in Lieu of Cash Distributions ...........         --         2,200       840     6,789      5,244     2,626
    Shares Redeemed .......................................     (1,422)       (8,699)   (4,849)  (14,789)   (32,574)  (13,225)
                                                               -------       -------   -------  --------   --------  --------
  Net Trust Share Transactions ............................      6,706        17,591     1,197     2,513    (20,400)    2,284
                                                               -------       -------   -------  --------   --------  --------
  Investor Shares:
    Shares Issued .........................................         --         1,108       137       764         91       203
    Shares Issued in Connection with Crestar Merger .......         --            --        --        --         --        --
    Shares Issued in Connection with ESC Merger ...........         --           502        --        --        103        --
    Shares Issued in Lieu of Cash Distributions ...........         --           159       150       402        135        77
    Shares Redeemed .......................................         --        (1,321)     (272)     (591)      (585)     (350)
                                                               -------       -------   -------  --------   --------  --------
  Net Investor Share Transactions .........................         --           448        15       575       (256)      (70)
                                                               -------       -------   -------  --------   --------  --------
  Flex Shares:
    Shares Issued .........................................      1,330         2,436       550       874        165       468
    Shares Issued in Connection with Crestar Merger .......         --            --        --        --         --        --
    Shares Issued in Connection with ESC Merger ...........         --            97        --        --         57        --
    Shares Issued in Lieu of Cash Distributions ...........         --           182       117       192        163        95
    Shares Redeemed .......................................        (52)         (867)     (178)     (171)      (839)     (648)
                                                               -------       -------   -------  --------   --------  --------
  Net Flex Share Transactions .............................      1,278         1,848       489       895       (454)      (85)
                                                               =======       =======   =======  ========   ========  ========
  Net Change in Capital Shares ............................      7,984        19,887     1,701     3,983    (21,110)    2,129

                                                              INTERNATIONAL               LIFE VISION
                                                              EQUITY INDEX                AGGRESSIVE
                                                                  FUND                    GROWTH FUND
                                                           ---------------------------------------------------
                                                           06/01/99- 06/01/98-   06/01/99- 12/01/98- 12/01/97-
                                                           05/31/00  05/31/99    05/31/99  05/31/99  11/30/98
                                                           -------------------   -----------------------------
  Trust Shares:
    Shares Issued ......................................... 20,423     2,851         983      192       599
    Shares Issued in Connection with Crestar Merger .......     --        --          --       --        --
    Shares Issued in Connection with Fund Reorganizations .     --        --          --       --        --
    Shares Issued in Lieu of Cash Distributions ...........     70       779          81      161         3
    Shares Redeemed ....................................... (2,401)   (1,537)     (1,132)    (133)     (456)
                                                           -------   -------     -------   ------    ------
  Net Trust Share Transactions ............................ 18,092     2,093         (68)     220       146
                                                           -------   -------     -------   ------    ------
  Investor Shares:
    Shares Issued .........................................    211        88          --       --        --
    Shares Issued in Connection with Crestar Merger .......     --        --          --       --        --
    Shares Issued in Connection with ESC Merger ...........     --        --          --       --        --
    Shares Issued in Lieu of Cash Distributions ...........      3        84          --       --        --
    Shares Redeemed .......................................   (302)     (294)         --       --        --
                                                           -------   -------     -------   ------    ------
  Net Investor Share Transactions .........................    (88)     (122)         --       --        --
                                                           -------   -------     -------   ------    ------
  Flex Shares:
    Shares Issued .........................................    363        80          --       --        --
    Shares Issued in Connection with Crestar Merger .......     --        --          --       --        --
    Shares Issued in Connection with ESC Merger ...........     --        --          --       --        --
    Shares Issued in Lieu of Cash Distributions ...........      1        15          --       --        --
    Shares Redeemed .......................................    (63)      (82)         --       --        --
                                                           -------   -------     -------   ------    ------
  Net Flex Share Transactions .............................    301        13          --       --        --
                                                           =======   =======     =======   ======    ======
  Net Change in Capital Shares ............................ 18,305     1,984         (68)     220       146



                                                                      LIFE VISION                         LIFE VISION
                                                                GROWTH AND INCOME FUND               MODERATE GROWTH FUND
                                                            -----------------------------       -----------------------------
                                                            06/01/99- 12/01/98- 12/01/97-       06/01/99- 12/01/98- 12/01/97-
                                                            05/31/00  05/31/99  11/30/98        05/31/00  05/31/99  11/30/98
                                                            --------- --------  ---------       --------- --------- ---------
  Trust Shares:

    Shares Issued .........................................   1,802      259       239            3,097       476     1,449
    Shares Issued in Connection with Common Trust Fund
      Conversion ..........................................      --       --        --               --        --        --
    Shares Issued in Connection with Crestar Merger .......      --       --        --               --        --        --
    Shares Issued in Connection with Fund Reorganizations                 --        --               --        --        --
    Shares Issued in Lieu of Cash Distributions ...........      90      264        35              491       712       214
    Shares Redeemed .......................................  (1,113)    (120)     (695)          (5,194)   (1,486)   (1,743)
                                                            -------    -----     -----          -------     -----   -------
  Net Trust Share Transactions ............................     779      403      (421)          (1,606)     (298)      (80)
                                                            -------    -----     -----          -------     -----   -------
  Investor Shares:
    Shares Issued .........................................      --       --        --               --        --        --
    Shares Issued in Connection with Fund Reorganizations .               --        --               --        --        --
    Shares Issued in Connection with ESC Merger ...........      --       --        --               --        --        --
    Shares Issued in Lieu of Cash Distributions ...........      --       --        --               --        --        --
    Shares Redeemed .......................................      --       --        --               --        --        --
                                                            -------    -----     -----          -------     -----   -------
  Net Investor Share Transactions .........................      --       --        --               --        --        --
                                                            -------    -----     -----          -------     -----   -------
  Flex Shares:
    Shares Issued .........................................      --       --        --               --        --        --
    Shares Issued in Connection with Crestar Merger .......      --       --        --               --        --        --
    Shares Issued in Connection with Fund Reorganizations .               --        --               --        --        --
    Shares Issued in Connection with ESC Merger ...........      --       --        --               --        --        --
    Shares Issued in Lieu of Cash Distributions ...........      --       --        --               --        --        --
    Shares Redeemed                                              --       --        --               --        --        --
                                                            -------    -----     -----          -------     -----   -------
  Net Flex Share Transactions .............................      --       --        --               --        --        --
                                                            =======    =====     =====          =======     =====   =======
    Net Change in Capital Shares ..........................     779      403      (421)          (1,606)     (298)      (80)
                                                            -------    -----     -----          -------     -----   -------


                                                               MID-CAP EQUITY            SMALL CAP GROWTH       SMALL CAP VALUE
                                                                    FUND                    STOCK FUND             STOCK FUND
                                                            --------------------      --------------------    -------------------
                                                            06/01/99-  06/01/98-      06/01/99- 10/08/98*-    06/01/99- 06/01/98-
                                                            05/31/00   05/31/99       05/31/00   05/31/99     05/31/00  05/31/99
                                                            ---------  ---------      ---------  ---------    --------- ---------
  Trust Shares:

    Shares Issued .........................................   11,917     16,168         11,362     5,174       10,968     16,078
    Shares Issued in Connection with Common Trust Fund
      Conversion ..........................................       --         --             --        --           --         --
    Shares Issued in Connection with Crestar Merger .......       --         --          6,174        --           --         --
    Shares Issued in Connection with Fund Reorganizations         --         --          5,705        --           --         --
    Shares Issued in Lieu of Cash Distributions ...........    1,197      2,230            127         2          294      2,040
    Shares Redeemed .......................................  (18,496)   (22,862)        (4,061)     (886)     (19,166)   (17,349)
                                                            --------   --------        -------   -------     --------   --------
  Net Trust Share Transactions ............................   (5,382)    (4,464)        13,133    10,464       (7,904)       769
                                                            --------   --------        -------   -------     --------   --------
  Investor Shares:
    Shares Issued .........................................      108        247            127        --           --         --
    Shares Issued in Connection with Fund Reorganizations .       --         --            758        --           --         --
    Shares Issued in Connection with ESC Merger ...........       --         --          1,677        --           --         --
    Shares Issued in Lieu of Cash Distributions ...........       98        175             --        --           --         --
    Shares Redeemed .......................................     (695)      (707)          (390)       --           --         --
                                                            --------   --------        -------   -------     --------   --------
  Net Investor Share Transactions .........................     (489)      (285)         2,172        --           --         --
                                                            --------   --------        -------   -------     --------   --------
  Flex Shares:
    Shares Issued .........................................      273        403            261       266          194        245
    Shares Issued in Connection with Crestar Merger .......       --         --             --       188           --         --
    Shares Issued in Connection with Fund Reorganizations .       --         --            170        --           --         --
    Shares Issued in Connection with ESC Merger ...........       --         --            712        --           --         --
    Shares Issued in Lieu of Cash Distributions ...........       89        152              5        --            1        179
    Shares Redeemed                                             (567)      (676)          (288)      (28)      (1,266)    (1,580)
                                                            --------   --------        -------   -------     --------   --------
  Net Flex Share Transactions .............................     (205)      (121)           860       426       (1,071)    (1,156)
                                                            ========   ========        =======   =======     ========   ========
    Net Change in Capital Shares ..........................   (6,076)    (4,870)        16,165    10,890       (8,975)      (387)
                                                            --------   --------        -------   -------     --------   --------


                                                             TAX SENSITIVE GROWTH         VALUE INCOME
                                                                 STOCK FUND               STOCK FUND
                                                            ---------------------    -------------------
                                                            06/01/99-  12/11/98*-    06/01/99- 06/01/98-
                                                            05/31/00    05/31/99     05/31/00  05/31/99
                                                            ---------  ----------    --------- ---------
  Trust Shares:
    Shares Issued .........................................   16,874      4,133       32,686     28,099
    Shares Issued in Connection with Common Trust Fund
      Conversion ..........................................       --      3,875           --         --
    Shares Issued in Connection with Crestar Merger .......       --         --           --         --
    Shares Issued in Connection with Fund Reorganizations         --         --           --         --
    Shares Issued in Lieu of Cash Distributions ...........       --          3       12,665     20,747
    Shares Redeemed .......................................   (2,879)      (549)     (80,311)   (49,236)
                                                             -------    -------     --------   --------
  Net Trust Share Transactions ............................   13,995      7,462      (34,960)      (390)
                                                             -------    -------     --------   --------
  Investor Shares:
    Shares Issued .........................................       --         --          596      1,391
    Shares Issued in Connection with Fund Reorganizations .       --         --           --         --
    Shares Issued in Connection with ESC Merger ...........       --         --           --         --
    Shares Issued in Lieu of Cash Distributions ...........       --         --        1,463      2,775
    Shares Redeemed .......................................       --         --       (7,163)    (4,182)
                                                             -------    -------     --------   --------
  Net Investor Share Transactions .........................       --         --       (5,104)       (16)
                                                             -------    -------     --------   --------
  Flex Shares:
    Shares Issued .........................................    7,452      2,612        1,626      3,029
    Shares Issued in Connection with Crestar Merger .......       --         --           --         --
    Shares Issued in Connection with Fund Reorganizations .       --         --           --         --
    Shares Issued in Connection with ESC Merger ...........       --         --           --         --
    Shares Issued in Lieu of Cash Distributions ...........       --         --        1,198      2,310
    Shares Redeemed                                           (1,094)       (70)      (7,736)    (5,298)
                                                             -------    -------     --------   --------
  Net Flex Share Transactions .............................    6,358      2,542       (4,912)        41
                                                             =======    =======     ========   ========
    Net Change in Capital Shares ..........................   20,353     10,004      (44,976)      (365)
                                                             -------    -------     --------   --------


*Commencement of operations.
Amounts designated as "--" are either $0 or have been rounded to $0.



                                                                         88 & 89

--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



policies of the Trust or which securities are to be purchased or sold in the funds.

7. Investment Transactions:

The cost of purchases and the proceeds from sales of securities, excluding short-term investments and U.S. Government Securities, for the period ended May 31, 2000, were as follows:
                                        PURCHASES    SALES
                                          (000)      (000)
                                      ----------    -------
Balanced Fund ....................... $  401,747 $  415,843
Capital Appreciation Fund ...........  2,501,819  3,380,053
Core Equity Fund ....................    197,528     56,067
E-Commerce Opportunity Fund .........    327,161    192,385
Growth and Income Fund ..............    690,029    421,330
International Equity Fund ...........    826,079  1,151,751
International Equity Index Fund .....    279,797     15,490
Life Vision Aggressive Growth Fund ..     33,183     34,007
Life Vision Growth and Income Fund ..     52,356     43,754
Life Vision Moderate Growth Fund ....    125,270    143,249
Mid-Cap Equity Fund .................    325,395    431,246
Small Cap Growth Stock Fund .........    571,525    340,046
Small Cap Value Equity Fund .........    186,805    230,394
Tax Sensitive Growth Stock Fund .....    840,238    183,201
Value Income Stock Fund .............    933,611  1,447,331


The cost of U.S. Government security purchases and the proceeds from the sale of U.S. Government Securities for the Balanced Fund during the period ended May 31, 2000, were $149,169,460 and $174,240,675, respectively.

Subsequent to October 31, 1999, the Funds recognized net capital losses for tax purposes that have been deferred to 2000 and can be used to offset future capital gains at May 31, 2000. The Funds also had capital loss carryforwards at May 31, 2000 as follows:

                                CAPITAL                                  POST
                                 LOSS                           POST     10/31
                                CARRY-                          10/31   CURRENCY
                                 OVER  EXPIRES EXPIRES EXPIRES DEFERRED   LOSS
                               5/31/00   2006   2007    2008     LOSS   DEFERRED
FUND                            (000)   (000)   (000)   (000)    (000)   (000)
----                            ------  ------ ------- ------- -------- -------
E-Commerce Opportunity Fund     $   18 $   --  $    -- $    18 $  4,381 $    --
International Equity Fund        5,954  1,506    4,448      --       --   4,826
International Equity Index Fund     --     --       --      --       --     431
Small Cap Growth Stock Fund      5,520  1,239    4,281      --       --      --
Small Cap Value Equity Fund     45,722     --   16,348  29,374    5,503      --
Tax Sensitive Growth Stock Fund    142     --      142      --       --      --
Value Income Stock Fund             --     --       --      --  169,653      --

For tax purposes, the losses in the Funds can be carried forward for a maximum of eight years to offset any net realized capital gains.

The following Funds had cumulative wash sales for the fiscal year ended May 31, 2000:

FUND                                               AMOUNT
----                                           ------------
Balanced Fund ...............................  $ 2,569,034
Capital Appreciation Fund ...................   29,286,766
E-Commerce Opportunity Fund .................    4,401,554
Growth and Income Fund ......................      886,323
International Equity Fund ...................    3,300,504
International Equity Index Fund .............      338,922
Life Vision Aggressive Growth Fund ..........      173,123
Life Vision Growth and Income Fund ..........      471,968
Life Vision Moderate Growth Fund ............      940,008
Mid-Cap Equity Fund .........................      257,489
Small Cap Growth Stock Fund .................    2,983,811
Small Cap Value Equity Fund .................      942,118
Tax Sensitive Growth Stock Fund .............      281,014
Value Income Stock Fund .....................      416,425


At May 31, 2000, the total cost of securities and the net realized gains or losses on securities sold for Federal income tax purposes were not materially different from amounts reported for financial reporting purposes. The aggregate gross unrealized appreciation and depreciation for securities held by the funds at May 31, 2000, were as follows:
                                 AGGREGATE        AGGREGATE             NET
                                  GROSS             GROSS           UNREALIZED
                                UNREALIZED        UNREALIZED       APPRECIATION
                               APPRECIATION     (DEPRECIATION)    (DEPRECIATION)
FUND                               (000)            (000)              (000)
----                           ------------      ------------      ------------
Balanced Fund ................   $ 54,250        $ (15,932)          $ 38,318
Capital Appreciation Fund ....    529,690          (73,048)           456,642
Core Equity Fund .............     18,936           (7,324)            11,612
E-Commerce Opportunity Fund ..     12,506          (15,944)            (3,438)
Growth and Income Fund .......    221,637          (41,799)           179,838
International Equity Fund ....     21,481          (15,177)             6,304
International Equity Index
   Fund ......................     33,364          (18,930)            14,434
Life Vision Aggressive
   Growth Fund ...............      2,380              (76)             2,304
Life Vision Growth and
   Income Fund ...............      2,115             (362)             1,753
Life Vision Moderate Growth
   Fund ......................      6,417           (1,109)             5,308
Mid-Cap Equity Fund ..........     46,653          (13,488)            33,165
Small Cap Growth Stock Fund ..    117,284          (24,554)            92,730
Small Cap Value Equity Fund ..     16,389          (52,721)           (36,332)
Tax Sensitive Growth Stock
   Fund ......................    185,203          (66,827)           118,376
Value Income Stock Fund ......    109,891         (119,851)            (9,960)



8. Concentration of Credit Risk

The E-Commerce Opportunity Fund invests a substantial portion of its assets in securities in the technology industry. Therefore, it may be more affected by economic and political developments in that industry than would be comparable general equity fund.

--------------------------------------------------------------------------------




Each International Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the United States, as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.

9. Common Trust Fund Conversion

On December 11, 1998, the SunTrust Quality Growth Stock Common Trust Fund of SunTrust was converted into the STI Classic Tax Sensitive Growth Stock Fund. The assets, which consisted of securities and related receivables, were converted on a tax free basis. At the time of conversion 3,874,558 of Trust Class shares were issued. The net assets of the Sun Trust Quality Growth Stock Common Trust Fund immediately before the conversion were $99,222,180, which included unrealized appreciation of $45,523,361.

10. CrestFunds Merger

The Board of Directors and shareholders of the CrestFunds approved a reorganization of the CrestFunds into STI Classic Funds which took place in May 1999. The following table summarizes certain relevant information of the Funds prior to and immediately after the business combinations in May 1999 and is unaudited:

                                         SHARES
                                       OUTSTANDING               UNREALIZED
                                        ON MERGER               APPRECIATION
CRESTFUNDS                                DATE                 (DEPRECIATION)
----------                         ------------------        -----------------
 Capital Appreciation
   Trust Shares .....................  7,017,951               $ 50,852,434
   Investor Class A .................    634,910                  4,570,273
   Investor Class B .................    405,693                    945,904
 Special Equity
   Trust Shares .....................  6,434,126                  8,484,235
   Investor Class A* ................    335,109                    461,214
   Investor Class B .................    439,353                   (115,351)
 Value Fund (1)
   Trust Shares ..................... 39,426,216                185,105,926
   Investor Class A .................  2,284,756                  7,740,403
   Investor Class B .................  2,164,932                  4,552,822
 Life Vision Balanced (1)
   Trust Shares .....................  8,168,631                  6,271,120
 Life Vision Growth and Income (1)
   Trust Shares .....................  2,130,709                  1,682,009
 Life Vision Maximum Growth (1)
   Trust Shares .....................  1,650,909                  2,180,220

* Investor Class A shares of CrestFund Special Equity were exchanged for Trust Shares of STI Small Cap Growth Stock.
(1) Represents the accounting  survivor in this business combination.



                                SHARES ISSUED       NET ASSETS         NAV
                                 IN BUSINESS          AFTER            PER
STI CLASSIC FUNDS                COMBINATION       COMBINATION        SHARE
-----------------              ---------------   ----------------    --------
 Capital Appreciation (1)
   Trust Shares ...............  8,202,045       $2,043,356,370       $17.02
   Investor Shares ............    738,260          321,669,847        16.93
   Flex Shares ................    474,357          165,340,901        16.58
 Small Cap Growth Stock (1)
   Trust Shares ...............  6,174,359          153,356,352        14.40
   Investor Shares                      --                   --           --
   Flex Shares ................    188,473            5,980,718        14.32
 Growth and Income
   Trust Shares ............... 39,426,216          649,230,675        16.47
   Investor Shares ............  2,284,756           37,909,335        16.59
   Flex Shares ................  2,164,932           35,677,567        16.48
 Life Vision Moderate Growth
   Trust Shares ...............  8,168,631           89,406,305        10.95
 Life Vision Growth and Income
   Trust Shares ...............  2,130,709           22,352,880        10.49
 Life Vision Aggressive Growth
   Trust Shares ...............  1,650,909           19,002,404        11.51





11. Fund Reorganizations

On December 10, 1999 the Small Cap Growth Stock Fund and the International Equity Fund acquired all of the assets of the Sunbelt Equity Fund and Emerging Markets Equity Fund, respectively, pursuant to the plan of reorganization approved by Sunbelt Equity Fund and Emerging Markets Equity Fund on December 10, 1999. The following table summarizes certain relevant information of these funds prior to and immediately after the business combination on December 10, 1999 and is unaudited.

                                         SHARES
                                       OUTSTANDING               UNREALIZED
                                        ON MERGER               APPRECIATION
STI CLASSIC FUNDS                         DATE                 (DEPRECIATION)
-----------------                   ------------------        -----------------
 Emerging Markets Equity
   Trust Shares ....................    2,393,361               $    55,572*
 Sunbelt Equity
   Trust Shares ....................    9,176,663                25,562,904
   Investor Shares .................    1,261,749                 1,907,642
   Flex Shares .....................      287,227                (1,283,351)
  * Includes unrealized gain on investments and unrealized loss on foreign currency
(1) Represents the accounting survivor in this business combination.

                                SHARES ISSUED       NET ASSETS         NAV
                                 IN BUSINESS          AFTER            PER
STI CLASSIC FUNDS                COMBINATION       COMBINATION        SHARE
-----------------              ---------------   ----------------    --------
 International Equity (1)
   Trust Shares ...............   1,794,029        $575,635,094       $12.22
 Small Cap Growth Stock (1)
   Trust Shares ...............   5,705,132         305,649,316        16.46
   Investor Shares ............     758,425          12,481,372        16.46
   Flex Shares ................     170,464           9,892,809        16.26

NOTES TO FINANCIAL STATEMENTS   (concluded)
--------------------------------------------------------------------------------

STI CLASSIC EQUITY FUNDS  MAY 31, 2000




12. ESC Strategic Funds Merger

The Board of Directors and shareholders of the ESC Funds approved a reorganization of the ESC Funds into STI Classic Funds which took place at the close of business on March 24, 2000. The following table summarizes certain relevant information of the Funds prior to and immediately after the business combinations on March 24, 2000 and is unaudited.

                                           SHARES
                                       OUTSTANDING               UNREALIZED
                                        ON MERGER               APPRECIATION
ESC FUNDS                                 DATE                 (DEPRECIATION)
-----------------                   ------------------        -----------------
 Appreciation Fund
   Class A .........................     870,690                $ 2,501,314
   Class D .........................     175,438                 (1,297,012)

 Small Cap Fund
   Class A .........................   1,275,432                  6,276,446
   Class D .........................     480,442                  2,865,501

 Small Cap II Fund
   Class A .........................     500,936                  2,188,506
   Class D .........................     317,826                  1,262,314

 International Equity
   Class A .........................     170,094                    315,475*
   Class D .........................      96,927                    (22,816)*


 * Includes unrealized gain on investments and unrealized loss on foreign currency
(1) Represents the accounting survivor in this business combination.

                                SHARES ISSUED       NET ASSETS         NAV
                                 IN BUSINESS          AFTER            PER
STI CLASSIC FUNDS                COMBINATION       COMBINATION        SHARE
-----------------              ---------------   ----------------    --------
 Growth and Income Fund(1)
   Investor Shares .............    502,426        50,200,825         15.90
   Flex Shares .................     97,459        62,797,756         15.76

 Small Cap Growth Stock Fund(1)
   Investor Shares .............  1,335,449        47,582,016         20.55
   Flex Shares .................    495,872        27,591,623         20.27

 Small Cap Growth Stock Fund(1)
   Investor Shares .............    341,148        47,582,016         20.55
   Flex Shares .................    216,285        27,591,623         20.27

 International Equity(1)
   Investor Shares .............    103,172        11,187,283         12.04
   Flex Shares .................     57,124        12,018,530         11.65

13. Subsequent Event

Effective June 30, 2000,  SunTrustBanks,  Inc. reorganized all of the investment
management   functions  of  its  three  institutional  money  management  units, including SunTrust Bank, into Trusco Capital Management, Inc.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000



To the Shareholders and Board of Trustees of STI Classic Funds:

We have audited the accompanying statements of net assets of the Balanced, Capital Appreciation, Core Equity, Growth & Income, International Equity Index, Life Vision Aggressive Growth, Life Vision Growth & Income, and Life Vision Moderate Growth, Mid-Cap Equity, Small Cap Growth Stock, Small Cap Value Equity, Tax Sensitive Growth Stock, and Value Income Stock Funds of STI Classic Funds, and the statements of assets and liabilities, including the schedule of investments, of the E-Commerce Opportunity and International Equity Funds of STI Classic Funds (the "Trust") as of May 31, 2000, and the related statements of operations, changes in net assets, and financial highlights for the periods presented, excluding the periods indicated below. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes for the year ended November 30, 1998 and financial highlights for the periods prior to May 31, 1999, for the Growth & Income Fund and the Life Vision Aggressive Growth, Life Vision Growth & Income, and Life Vision Moderate Growth Portfolios, were audited by other auditors whose report, dated January 15, 1999, expressed an unqualified opinion on this information.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of May 31, 2000, by correspondence with the custodian and the application of alternative auditing procedures with respect to unsettled securities transactions. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights audited by us present fairly, in all material respects, the financial position of the Balanced, Capital Appreciation, Core Equity, E-Commerce Opportunity, Growth & Income, International Equity, International Equity Index, Life Vision Aggressive Growth, Life Vision Growth & Income, and Life Vision Moderate Growth, Mid-Cap Equity, Small Cap Growth Stock, Small Cap Value Equity, Tax Sensitive Growth Stock, and Value Income Stock Funds of STI Classic Funds as of May 31, 2000, the results of their operations, changes in their net assets, and financial highlights for each of the periods described in the first paragraph above, in conformity with accounting principles generally accepted in the United States..





ARTHUR ANDERSEN LLP



Philadelphia, Pennsylvania

July 18, 2000

NOTICE TO SHAREHOLDERS
--------------------------------------------------------------------------------
STI CLASSIC EQUITY FUNDS  MAY 31, 2000                                 UNAUDITED



For shareholders that do not have a May 31, 2000 tax year end, this notice is for informational purposes only. For shareholders with a May 31, 2000, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended May 31, 2000, each portfolio is designating the following items with regard to distributions paid during the year:


                                             LONG TERM                                                                FOREIGN
                                            (20% RATE)      ORDINARY                                                    TAX
                                           CAPITAL GAIN      INCOME      TAX-EXEMPT      TOTAL      QUALIFYING      WITHHOLDING
FUND                                       DISTRIBUTION   DISTRIBUTIONS   INTEREST   DISTRIBUTIONS  DIVIDENDS (1) PASS THROUGH (2)
--------                                   ------------   -------------  ----------  -------------  ------------- ----------------
Balanced Fund                                 36.71%          63.29%         --%        100.00%        22.87%            --%
Capital Appreciation Fund                     65.94%          34.06%         --%        100.00%        27.41%            --%
Core Equity Fund                                 --%             --%         --%            --%           --%            --%
E-Commerce Opportunity Fund                      --%             --%         --%            --%           --%            --%
Growth and Income Fund                        74.02%          25.98%         --%        100.00%        92.63%            --%
International Equity Fund                     58.24%          41.76%         --%        100.00%           --%          2.80%
International Equity Index Fund               48.14%          51.86%         --%        100.00%           --%         40.47%
Life Vision Aggressive Growth Fund            59.38%          40.62%         --%        100.00%           --%            --%
Life Vision Growth and Income Fund            43.51%          56.49%         --%        100.00%           --%            --%
Life Vision Moderate Growth Fund              50.19%          49.81%         --%        100.00%           --%            --%
Mid-Cap Equity Fund                          100.00%             --%         --%        100.00%           --%            --%
Small Cap Growth Stock Fund                   52.22%          47.78%         --%        100.00%        11.73%            --%
Small Cap Value Equity Fund                      --%         100.00%         --%        100.00%        89.39%            --%
Value Income Stock Fund                       35.76%          64.24%         --%        100.00%        71.38%            --%


--------------------------
(1) Qualifying  dividends  represent  dividends  which qualify for the corporate dividends received deduction  and is reflected  as a  percentage  of "Ordinary Income Distributions".
(2) Foreign tax credit pass through represents the amount eligible  for the  foreign  tax  credit and is  reflected  as a percentage of "Ordinary Income Distributions".

                                      NOTES

                                      NOTES

                               INVESTMENT ADVISER
                         Trusco Capital Management, Inc.

STI Classic Funds are not deposits, are not insured or guaranteed by the FDIC or any other government agency, and are not endorsed by and do not constitute obligations of SunTrust Banks, Inc. or any other of its affiliates. Investment in the Fundsinvolves risk, including the possible loss of principal. There is no guarantee that any STI Classic Fund will achieve its investment objective. The STI Classic Funds are advised by affiliates of SunTrust Banks, Inc.

                                  DISTRIBUTOR
                        SEI Investments Distribution Co.

              This information must be preceded or accompanied by
                 a current prospectus for each Fund described.